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                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                            DATED AS OF JULY 30, 2004

                                  BY AND AMONG

                             ACE CASH EXPRESS, INC.,
                                   AS BORROWER

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
  AS ADMINISTRATIVE AGENT, CO-LEAD ARRANGER, JOINT BOOK RUNNER AND AS A LENDER,

            JPMORGAN CHASE BANK, AS SYNDICATION AGENT AND AS A LENDER
    J.P. MORGAN SECURITIES, INC., AS JOINT BOOK RUNNER AND CO-LEAD ARRANGER,

                        U.S. BANK, NATIONAL ASSOCIATION,

                             BANK OF AMERICA, N.A.,

                                       AND

                         UNION BANK OF CALIFORNIA, N.A.
                   AS CO-DOCUMENTATION AGENTS AND AS LENDERS,

                          KEYBANK NATIONAL ASSOCIATION,
                    AS SENIOR MANAGING AGENT AND AS A LENDER,

                                       AND

                         THE OTHER LENDERS PARTY HERETO

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                                TABLE OF CONTENTS

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ARTICLE I.  DEFINITIONS..........................................................................................     1
     SECTION 1.01.         Certain Defined Terms.................................................................     1
     SECTION 1.02.         Accounting Terms; Financial Covenants.................................................    21
     SECTION 1.03.         Miscellaneous.........................................................................    21

ARTICLE II.  THE LOANS...........................................................................................    21
     SECTION 2.01.         The Total Commitments.................................................................    21
     SECTION 2.02.         Loans.................................................................................    23
     SECTION 2.03.         Notice of Revolving Credit Loans and Seasonal Revolving Credit Loans; Funding
                           of Loans..............................................................................    24
     SECTION 2.04.         Notes; Repayment of Loans.............................................................    25
     SECTION 2.05.         Interest on Loans.....................................................................    26
     SECTION 2.06.         Fees..................................................................................    27
     SECTION 2.07.         Termination or Reduction of the Total Revolving Credit Commitment; Termination
                           of Seasonal Revolving Credit Commitment...............................................    27
     SECTION 2.08.         Interest after Default; Alternate Rate of Interest....................................    28
     SECTION 2.09.         Prepayment of Loans...................................................................    29
     SECTION 2.10.         Increased Costs.......................................................................    30
     SECTION 2.11.         Break Funding Payments................................................................    31
     SECTION 2.12.         Taxes.................................................................................    31
     SECTION 2.13.         Payments Generally; Pro Rata Treatment, Sharing of Set-offs...........................    33
     SECTION 2.14.         Letters of Credit.....................................................................    34

ARTICLE III.  REPRESENTATIONS AND WARRANTIES.....................................................................    39
     SECTION 3.01.         Organization; Legal Existence.........................................................    39
     SECTION 3.02.         Authorization.........................................................................    39
     SECTION 3.03.         Governmental Approvals................................................................    39
     SECTION 3.04.         Binding Effect........................................................................    39
     SECTION 3.05.         Material Adverse Effect; Default......................................................    40
     SECTION 3.06.         Litigation; Compliance With Laws; Etc.................................................    40
     SECTION 3.07.         Financial Statements..................................................................    40
     SECTION 3.08.         Federal Reserve Regulation............................................................    41
     SECTION 3.09.         Taxes.................................................................................    41
     SECTION 3.10.         Employee Benefit Plans................................................................    41
     SECTION 3.11.         No Material Misstatements.............................................................    43
     SECTION 3.12.         Investment Company Act; Public Utility Holding Company Act............................    43
     SECTION 3.13.         Use of Proceeds.......................................................................    43
     SECTION 3.14.         Subsidiaries..........................................................................    43
     SECTION 3.15.         Title to Properties; Possession Under Leases; Trademarks..............................    43
     SECTION 3.16.         Solvency..............................................................................    44
     SECTION 3.17.         Permits, Etc..........................................................................    45
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     SECTION 3.18.         Compliance with Environmental Laws....................................................    45
     SECTION 3.19.         Labor Matters.........................................................................    45
     SECTION 3.20.         Side Agreements.......................................................................    46
     SECTION 3.21.         GENERAL...............................................................................    46

ARTICLE IV.  CONDITIONS OF CREDIT EVENTS.........................................................................    47
     SECTION 4.01.         All Credit Events.....................................................................    47
     SECTION 4.02.         First Credit Event....................................................................    47

ARTICLE V.  AFFIRMATIVE COVENANTS................................................................................    50
     SECTION 5.01.         Legal Existence.......................................................................    50
     SECTION 5.02.         Businesses and Properties.............................................................    50
     SECTION 5.03.         Insurance.............................................................................    51
     SECTION 5.04.         Taxes.................................................................................    51
     SECTION 5.05.         Financial Statements, Reports, Etc....................................................    51
     SECTION 5.06.         Litigation and Other Notices..........................................................    53
     SECTION 5.07.         ERISA.................................................................................    54
     SECTION 5.08.         Maintaining Records; Access to Properties and Collateral; Inspections.................    54
     SECTION 5.09.         Use of Proceeds.......................................................................    55
     SECTION 5.10.         [RESERVED]............................................................................    55
     SECTION 5.11.         Additional Guarantors and Pledge of Assets............................................    55
     SECTION 5.12.         Environmental Legislation.............................................................    56
     SECTION 5.13.         Pay Obligations to Lenders and Perform Other Covenants................................    56
     SECTION 5.14.         Assurances............................................................................    57
     SECTION 5.15.         Certain Changes.......................................................................    57
     SECTION 5.16.         Assignment of Leases..................................................................    57
     SECTION 5.17.         Third-Party Payables..................................................................    57
     SECTION 5.18.         Interest Rate Hedging.................................................................    57
     SECTION 5.19.         Compliance with Agreements............................................................    58

ARTICLE VI.  NEGATIVE COVENANTS..................................................................................    58
     SECTION 6.01.         Liens.................................................................................    58
     SECTION 6.02.         Sale and Lease-Back Transactions......................................................    60
     SECTION 6.03.         Indebtedness for Borrowed Money and Guarantees........................................    60
     SECTION 6.04.         Equity Interest in Subsidiaries Equity Interests in Borrower..........................    60
     SECTION 6.05.         Consolidations, Mergers and Sales of Assets...........................................    61
     SECTION 6.06.         Loans and Advances....................................................................    61
     SECTION 6.07.         Net Worth.............................................................................    62
     SECTION 6.08.         EBITDA................................................................................    62
     SECTION 6.09.         Debt to EBITDA Ratio..................................................................    62
     SECTION 6.10.         Cash Flow Coverage Ratio..............................................................    62
     SECTION 6.11.         Use of Proceeds.......................................................................    62
     SECTION 6.12.         ERISA.................................................................................    62
     SECTION 6.13.         Modifications of Certain Indebtedness; Other Agreements...............................    63
     SECTION 6.14.         Transactions with Affiliates..........................................................    63
     SECTION 6.15.         Other Agreements......................................................................    63
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     SECTION 6.16.         Restricted Payments...................................................................    63
     SECTION 6.17.         Limitation on Investments.............................................................    64
     SECTION 6.18.         Change in Business....................................................................    65
     SECTION 6.19.         Capital  Expenditures.................................................................    65
     SECTION 6.20.         Deposit Accounts and Armored Couriers.................................................    65
     SECTION 6.21.         ACE Funding...........................................................................    65
     SECTION 6.22.         Restrictive Agreements................................................................    66
     SECTION 6.23.         Miscellaneous.........................................................................    66

ARTICLE VII.  EVENTS OF DEFAULT..................................................................................    66

ARTICLE VIII.  ADMINISTRATIVE AGENT..............................................................................    70

ARTICLE IX.  MISCELLANEOUS.......................................................................................    73
     SECTION 9.01.         Notices...............................................................................    73
     SECTION 9.02.         Waivers; Amendments...................................................................    74
     SECTION 9.03.         Expenses; Indemnity, Damage Waiver....................................................    75
     SECTION 9.04.         Successors and Assigns................................................................    76
     SECTION 9.05.         Survival..............................................................................    79
     SECTION 9.06.         Counterparts; Integration; Effectiveness..............................................    79
     SECTION 9.07.         Severability..........................................................................    79
     SECTION 9.08.         Right of Set-off......................................................................    80
     SECTION 9.09.         Governing Law; Jurisdiction; Consent to Service of Process............................    80
     SECTION 9.10.         WAIVER OF JURY TRIAL..................................................................    80
     SECTION 9.11.         Headings..............................................................................    81
     SECTION 9.12.         Confidentiality.......................................................................    81
     SECTION 9.13.         Interest..............................................................................    82
     SECTION 9.14.         USA PATRIOT Act Notice................................................................    83
     SECTION 9.15.         Nonapplicability of Chapter 346 et seq................................................    83
     SECTION 9.16.         Waiver of Consumer Rights.............................................................    83
     SECTION 9.17.         Entire Agreement......................................................................    83
     SECTION 9.18.         Communications........................................................................    84
     SECTION 9.19.         Amendment and Restatement of Existing Credit Agreement................................    84
     SECTION 9.20.         Documentation Agent, Syndication Agent and Senior Managing Agent......................    85
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EXHIBITS:

EXHIBIT A         Form of Revolving Credit Notes
EXHIBIT B         Form of Seasonal Revolving Credit Notes
EXHIBIT C         Form of Borrowing Base Report
EXHIBIT D         Form of Borrowing Notice
EXHIBIT E         Form of Omnibus Confirmation Agreement
EXHIBIT F-1       Form of Perfection Letter - Bank (Long Form)
EXHIBIT F-2       Form of Perfection Letter - Bank (Short Form)
EXHIBIT G         Form of Perfection Letter - Courier
EXHIBIT H         Form of Cash Holdings Report
EXHIBIT I         Form of Compliance Certificate
EXHIBIT J         Form of Assignment and Assumption
EXHIBIT K         Form of Certificate of Update
EXHIBIT L         Form of Perfection Certificate

SCHEDULES:

SCHEDULE 1        Pricing Grid
SCHEDULE 1.01     Existing Letters of Credit
SCHEDULE 2.01(a)  Revolving Credit Commitments
SCHEDULE 2.01(b)  Seasonal Revolving Credit Commitments
SCHEDULE 2.02(a)  Domestic Lending Offices
SCHEDULE 2.02(b)  Eurodollar Loan Lending Offices
SCHEDULE 3.06     Litigation
SCHEDULE 3.14     Subsidiaries
SCHEDULE 3.15(c)  Intellectual Property
SCHEDULE 3.15(d)  Deposit Accounts and Armored Couriers
SCHEDULE 3.18     Environmental
SCHEDULE 6.01     Existing Liens
SCHEDULE 6.02     Sale Leaseback Transactions
SCHEDULE 6.03     Existing Indebtedness
SCHEDULE 6.06     Existing Loans and Advances
SCHEDULE 6.17     Permitted Investments

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                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

      This FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of July 30, 2004 is by and among ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), WELLS FARGO BANK, NATIONAL ASSOCIATION ("WFB"), as administrative agent for the Lenders (WFB, in such capacity, is herein referred to as the "Administrative Agent"), Co-Lead Arranger and Joint Book Runner, JPMORGAN CHASE BANK ("JPMCB"), as Syndication Agent, J.P. MORGAN SECURITIES, INC., as Joint Book Runner and Co-Lead Arranger, U.S. BANK, NATIONAL ASSOCIATION, BANK OF AMERICA, N.A. and UNION BANK OF CALIFORNIA, N.A., as Co-Documentation Agents, KEYBANK NATIONAL ASSOCIATION, as Senior Managing Agent and the lenders named in Schedule 2.01 hereto (collectively, together with all successors and assigns, the "Lenders").

                             PRELIMINARY STATEMENTS

      A. Pursuant to that certain Credit Agreement, dated as of March 31, 2003 (as amended, supplemented, restated, or otherwise modified, the "Existing Credit Agreement"), by and among Borrower, Wells Fargo Bank, National Association as successor by consolidation to Wells Fargo Bank Texas, National Association, as Administrative Agent, and certain other financial institutions, as lenders (the "Existing Lenders"), Existing Lenders provided Borrower with a revolving credit and seasonal revolving credit facility;

      B. The parties hereto wish to amend and restate the Existing Credit Agreement, which amendment and restatement is in extension and renewal, and not in extinguishment or novation, of certain of the indebtedness outstanding under the Existing Credit Agreement, as herein provided, it being acknowledged and agreed by the Borrower, on behalf of itself and its Subsidiaries (other than ACE Funding), that the Indebtedness under this Agreement constitutes an extension and renewal of certain of the outstanding indebtedness under the Existing Credit Agreement, and that all Liens and Guaranty Agreements that secure the repayment of such outstanding indebtedness under the Existing Credit Agreement shall continue to secure Indebtedness under this Agreement;

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    AGREEMENT

                             ARTICLE I. DEFINITIONS

      SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below (such meanings to be equally applicable to both the singular and plural of the terms defined):

      "AAA" shall have the meaning set forth in Section 9.14(b) hereof.

      "ABR Loans" shall mean any Loan bearing interest at an interest rate based upon the Alternate Base Rate.

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      "Acceptable Acquisition" shall mean (i) any acquisition by the Borrower of
(x) all or substantially all of the business of or (y) the assets of, any business entity (whatever corporate form and whether accomplished as an asset acquisition or a stock purchase or acquisition of other forms of ownership interests) engaged in the same business or a substantially similar line of business, but only if (a) the purchase price of such acquisition (including the amount of Indebtedness of the business entity or of the seller or sellers assumed in connection therewith) is no more than $10,000,000 and (b) in the case of an acquisition of all or substantially all of a business, such business entity has either (I) positive EBITDA for the twelve (12) month period immediately preceding the proposed date of such acquisition or (II) positive Restated EBITDA for the twelve (12) month period immediately preceding the proposed date of such acquisition (as determined by Administrative Agent and Borrower), (ii) the Alpha Acquisition, or (iii) any other acquisition approved by Required Lenders in their sole discretion.

      "Acceptable Hedging Contract" shall have the meaning given to such term in
Section 5.18.

      "ACE Funding" shall mean ACE Funding, LLC, a Delaware limited liability company.

      "ACE Funding Lender" shall have the meaning assigned to such term in
Section 6.21 hereof.

      "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Loan or Reference Rate Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

      "Adjustment Date" shall mean with respect to any calculation of the Applicable Margin following each fiscal quarter, (i) with respect to the final fiscal quarter in each fiscal year of the Borrower, the earlier of (a) the date on which Borrower's audited financial statements for the applicable fiscal year are required to be filed with the Securities Exchange Commission under applicable law after the end of such fiscal year and (b) two (2) Business Days after the Borrower has delivered such audited financial statements to Administrative Agent with respect to such fiscal year as required under Section 5.05(a) and (ii) with respect to any other fiscal quarter, the earlier of (a) the date which is forty five (45) days after the end of such fiscal quarter and
(ii) the date which is two (2) Business Days after the Borrower has delivered the financial statements to Administrative Agent with respect to such fiscal quarter as required under Section 5.05(b).

      "Administrative Agent" shall have the meaning assigned to such term in the preamble to this Agreement, and any successor Administrative Agent appointed pursuant to the terms of this Agreement.

      "Affiliate" of any Person shall mean any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and, without limiting the generality of the foregoing, includes (a) any Person which beneficially owns or holds ten percent (10%) or more of any class of voting securities of such Person or ten percent (10%) or more of the equity interest in such Person, (b) any Person of which such Person beneficially owns or holds ten percent (10%) or more of any class of voting securities or in which such

                                     - 2 -
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Person beneficially owns or holds ten percent (10%) or more of the equity interest in such Person and (c) any director, officer or employee of such Person. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

      "Agreement" shall mean this First Amended and Restated Credit Agreement, as amended, modified, renewed or supplemented from time to time.

      "Alpha Acquisition" means the acquisition of all or a portion of the assets of an entity disclosed to the Administrative Agent in writing prior to the Closing Date for an aggregate amount not to exceed $20,000,000.

      "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus -1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

      "Applicable Commitment Fee Rate" shall mean the rate of 0.50% per annum.

      "Applicable Lending Office" shall mean, with respect to each Lender, such Lender's Domestic Lending Office in the case of an ABR Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Loan or a Reference Rate Loan.

      "Applicable Margin" shall mean the margin to be added to the Alternate Base Rate and Adjusted LIBO Rate which is equal to the applicable percentage rate per annum set forth in the Pricing Grid for the applicable type of Loan (i.e., ABR Loan, Reference Rate Loan, or Eurodollar Loan). On the Closing Date and continuing through and including the day immediately preceding the first Adjustment Date occurring after the Closing Date, the Applicable Margin shall be the Applicable Margin for the applicable Type of Loan when the Debt to EBITDA Ratio is greater than or equal to 1.50 to 1.00 but less than 1.75 to 1.00 and for each period thereafter beginning on an Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date, the Applicable Margin for the applicable Type of Loan set forth opposite the Debt to EBITDA Ratio as determined at the end of the most recently ended fiscal quarter prior to the applicable Adjustment Date.

      "Applicable Percentage" shall mean, with respect to any Lender, the percentage of the Total Commitments represented by such Lender's Total Commitment. If the Total Commitments or any part thereof have terminated or expired, the Applicable Percentages shall be determined based upon the Total Commitments most recently in effect, giving effect to any assignments.

      "Assessment Rate" shall mean, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance

                                     - 3 -
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Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

      "Assignment and Assumption" shall mean an assignment and assumption entered into by a Lender and an assignee and accepted by the Administrative Agent and the Borrower, in substantially the form of Exhibit J annexed hereto.

      "Base CD Rate" shall mean the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

      "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

      "Borrower" shall have the meaning assigned to such term in the preamble to this Agreement.

      "Borrowing Base" shall mean the "Amount Available for Borrowing" on each Borrowing Base Report, subject to verification by the Administrative Agent. The calculation of the Borrowing Base shall utilize the eligibility criteria, rates of advance, borrowing base factors and dollar ceilings for various components as are specified on Exhibit C hereto and incorporated herein by reference.

      "Borrowing Base Report" shall mean the Borrowing Base Report with respect to Cash Holdings provided as Collateral to the Lenders by the Borrower and its Subsidiaries (other than ACE Funding) in the form of Exhibit C hereto.

      "Borrowing Notice" shall have the meaning assigned to such term in Section
2.03 hereof.

      "Business Day" shall mean any day, other than a Saturday, Sunday or legal holiday in the States of Texas and California on which banks are open for substantially all their banking business in Dallas and San Francisco, respectively; provided, however, if any determination of a "Business Day" shall relate to a Eurodollar Loan or a Reference Rate Loan, the term "Business Day" shall in addition exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

      "Capital Expenditures" shall mean capital expenditures of the Borrower and its Subsidiaries on a Consolidated basis, as computed and calculated in accordance with GAAP, including, without limitation, all principal payments made during the applicable period on Capitalized Lease Obligations.

      "Capitalized Lease" shall mean, with respect to any Person, any lease or any other agreement for the use of real and/or personal property which in accordance with GAAP should be capitalized on the lessee's or user's balance sheet.

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      "Capitalized Lease Obligation" shall mean an obligation to pay rent or other amounts under any Capitalized Lease, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

      "Cash Flow Coverage Ratio" shall mean, in each case, with respect to the Borrower and its Consolidated Subsidiaries: (a) the total without duplication, during the twelve-month period preceding the applicable date of determination, of (i) EBITDA, minus (ii) Federal, state and local income taxes actually paid, minus (iii) total capital expenditures paid in cash, minus (iv) cash dividends paid (other than cash dividends paid to the Borrower or any wholly-owned Subsidiary of the Borrower that is a Guarantor or distributions paid by ACE Funding to the Borrower), minus (v) treasury stock purchased, plus (v) rent expense, divided by (b) the total without duplication during the same specified twelve month period of (i) cash Interest Expense paid, plus (ii) the current portion of all Capitalized Lease Obligations, plus (iii) the current portion of all long-term debt, plus (iv) rent expense.

      "Cash Holdings" shall mean the Borrower's cash in the Borrower's stores, plus the Borrower's cash in the Borrower's depository accounts with Administrative Agent, plus the Borrower's cash in the Borrower's depository accounts with Other Financial Institutions, plus the amount of items of the Borrower in clearing at the Administrative Agent and at Other Financial Institutions, plus cash of the Borrower in transit with armored couriers.

      "Cash Holdings Report" shall mean the Cash Holdings Report in the form of Exhibit H hereto.

      "Certificate of Update" shall mean a Certificate signed by a Responsible Officer of the Borrower which sets forth any changes during the prior month to
Schedule 3.15(d) hereto, any of the Schedules attached to the Intercreditor Agreement, or any of the Schedules attached to the Security Agreement, substantially in the form of Exhibit K.

      "Change in Control" shall mean (i) any transaction or series of related transactions as a result of which any Person or Persons, including but not limited to any "person" or "group" (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Permitted Investors, acquires beneficial ownership (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) on a fully-diluted basis of 30% or more of (a) the then outstanding shares of common stock of the Borrower or (b) the combined voting power of the then outstanding voting securities of the Borrower entitled to vote generally in the election of directors (provided, however, that an underwritten public offering of the Borrower's common stock registered under the Securities Act of 1933, as amended, that has been approved by a majority of the Continuing Directors shall not be deemed to be a Change of Control); (ii) any merger, consolidation, share exchange, sale of assets or other reorganization to which the Borrower is a party and as a result of which members of the Board of Directors in office immediately prior to such transaction or event thereafter constitute less than a majority of the whole Board of Directors; or (iii) the first day on which a majority of the members of the Board of Directors of the Borrower is not constituted by Continuing Directors. As used herein, "Continuing Directors" shall mean as of any date of determination, the directors of the Borrower on the Closing Date and each other individual becoming a director subsequent to the Closing Date whose election, or nomination for election by the Borrower's stockholders, was approved by a vote of a majority of the Continuing Directors as of such date, and "Permitted Investors" shall mean, collectively, (i) all officers of the Borrower on the Closing Date, (ii) all members of the Board of Directors of the Borrower on the Closing Date, (iii) Raymond C. Hemmig, (iv) Donald H. Neustadt,
(v) Marshall B. Payne, and (vi) Edward W. Rose III.

      "Change in Law" shall mean (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.10(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

      "Closing Date" shall mean the date of this Agreement.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor Federal tax code, and any reference to any statutory provision shall be deemed to be a reference to any successor provision or provisions.

      "Collateral" shall mean all assets, tangible or intangible, real, personal or mixed, of the Borrower and each of its Subsidiaries other than ACE Funding including, without limitation, all Deposit Accounts in which Cash Holdings or any Subsidiary's Cash Holdings are maintained, all Cash Holdings and each Subsidiary's Cash Holdings, and other cash, accounts receivable, instruments, patents, trademarks, service marks, all other intellectual property, all software whether purchased by or developed by the Borrower or any of its Subsidiaries other than ACE Funding, general intangibles, furniture and equipment of the Borrower and its Subsidiaries other than ACE Funding, and all partnership interests, capital stock or other Equity Interests of each Subsidiary of the Borrower other than ACE Funding, but excluding any assets held by Borrower for the benefit of non-Affiliates in which no security interest or other Lien may be granted, the Borrower's interest in any Indebtedness of ACE Funding owed to the Borrower, and all assets or properties of ACE Funding.

      "Commitment Fee" shall have the meaning set forth in Section 2.06 hereof.

      "Compliance Certificate" shall mean the Financial Covenant and Compliance Certificate with respect to financial and other covenants set forth in this Agreement provided to the Lenders by the Borrower in the form of Exhibit I hereto.

      "Consolidated" shall mean, in respect of any Person, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with GAAP (except as otherwise required herein) for the Person and all consolidated Subsidiaries thereof.

      "Credit Documents" shall mean collectively, this Agreement, the Notes, the Letters of Credit, the Guaranty Agreements, the Intercreditor Agreement, the Security Documents, the Letter Agreements, the Lender Control Agreements, all Hedging Contracts entered into by the Borrower or any of its Subsidiaries (other than ACE Funding) with any Lender or any Affiliate of any Lender, all other agreements, documents and instruments and other writings contemplated by this Agreement, all assignments, deeds, guaranties, pledges, instruments, certificates and agreements now or hereafter executed or delivered to Administrative Agent, or any Lender pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

      "Credit Event" shall mean each borrowing and each issuance of a Letter of Credit hereunder.

      "Credit Transactions" shall mean the execution, delivery and performance by the Borrower and each Guarantor of the Credit Documents to which it is a party, the borrowings and the issuance of Letters of Credit hereunder, and the execution and delivery by the Borrower of the Notes (if any).

      "Debt to EBITDA Ratio" shall mean, in each case with respect to the Borrower and its Consolidated Subsidiaries, at any date of determination, the ratio of (a) the Funded Indebtedness to (b) the EBITDA for the twelve month period preceding such date of determination. For the purposes of calculating the Debt to EBITDA Ratio only, the Indebtedness outstanding under this Agreement as of any date of determination shall be deemed to be the arithmetic mean (i.e., average) amount outstanding hereunder during the thirty calendar days immediately preceding such date of determination.

      "Default" shall mean any condition, act or event which, with notice or lapse of time or both, would constitute an Event of Default.

      "Deferred Payment Obligations" shall mean the amount of the Borrower's (or any of the Borrower's Subsidiaries') obligations to make payments to sellers of either stock or assets pursuant to an Acceptable Acquisition, in periods subsequent to the closing of such acquisition, provided, that, such obligations are not subject to any contingencies with respect to future performance.

      "Deposit Accounts" shall mean each demand, time, savings, passbook and other like accounts (including any account evidenced by a non-negotiable certificate of deposit), whether interest-bearing or not, and if interest-bearing then all interest accrued and paid or payable thereon, maintained by the Debtor or any of its Subsidiaries (other than ACE Funding), and all moneys from time to time in or credited to any and all such deposit accounts, including all earnings or profits therefrom in the form of interest or otherwise.

      "Dollars", "dollars" or the symbol "$" shall mean dollars in lawful currency of the United States of America.

      "Domestic Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name in Schedule 2.02(a) annexed hereto, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

      "EBITDA" shall mean, with respect to any Person for any period of determination, the sum of (a) Net Income for such Person on a Consolidated basis, plus (b) Interest Expense deducted in arriving at such Net Income, plus
(c) Federal, state and local income taxes deducted in arriving at such Net Income, plus (d) depreciation, amortization and other non-cash charges deducted in arriving at such Net Income as computed and calculated in accordance with GAAP (excluding, however, any reserves or non-cash charges relating to, or in respect of, Payday Loans or any other loan program administered by the Borrower or its Subsidiaries), minus (e) extraordinary gains computed and calculated in accordance with GAAP, plus (f) extraordinary losses computed and calculated in accordance with GAAP.

      "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

      "Environmental Legislation" shall have the meaning assigned to such term in Section 5.12(a) hereof.

      "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

      "Equity Interest" of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity, and including, in the case of a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

      "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) which would be treated together with the Borrower or any Subsidiary of the Borrower, as a single employer under the provisions of Title I or Title IV of ERISA.

      "Eurodollar Loan" shall mean any Revolving Credit Loan bearing interest at an interest rate based upon the LIBO Rate.

      "Event of Default" shall have the meaning assigned to such term in Article VII hereof.

      "Excluded Taxes" shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.12(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.12(a).

      "Existing Credit Agreement" shall have the meaning assigned to such term in the Preliminary Statements hereof.

      "Existing Lender" shall have the meaning assigned to such term in the Preliminary Statements hereof.

      "Existing Letters of Credit" means those Letters of Credit set forth on
Schedule 1.01.

      "Eurodollar Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name in Schedule 2.02(a) annexed hereto, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

      "Eurodollar Loan" shall mean any Revolving Credit Loan bearing interest at an interest rate based upon the LIBO Rate.

      "Federal Funds Effective Rate" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

      "Final Maturity Date" shall mean June 30, 2008.

      "Fiscal Year" shall mean the fiscal year of the Borrower and its Subsidiaries for accounting purposes as designated by the Borrower to the Administrative Agent from time to time.

      "Foreign Lender" shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

      "Funded Indebtedness" shall mean and include, as of any date of determination (without duplication) (a) all obligations of the Borrower and its Consolidated Subsidiaries for borrowed money, including but not limited to the Loans (and all other outstanding amounts under the Total Commitment), other bank debt, senior notes, and subordinated debt, (b) all obligations of the Borrower and its Consolidated Subsidiaries evidenced by bonds, debentures, notes or similar instruments (excluding Deferred Payment Obligations which are unsecured and in an amount not to exceed $2,000,000 in the aggregate outstanding at any time), (c) all obligations of the Borrower and its Consolidated Subsidiaries upon which interest charges are customarily paid, (d) all contingent obligations of the Borrower and its Consolidated Subsidiaries, (e) all Capitalized Lease Obligations of the Borrower and its Consolidated Subsidiaries, and (f) the LC Exposure and all other outstanding letters of credit issued for the account of the Borrower and its Consolidated Subsidiaries, but shall exclude all amounts owed by ACE Funding and all current accounts payable arising in the ordinary course of business.

      "GAAP" shall have the meaning assigned to such term in Section 1.02 hereof.

      "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Guarantee" of or by any Person (the "guarantor") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business (including, but not limited to, third-party bill payment receipts and remittances, money-transfer services, or money-order sales).

      "Guarantor" shall mean, individually and collectively, each Person who guaranties the Obligations, including, without limitation, each Subsidiary (other than ACE Funding) of the Borrower which is or becomes a guarantor of the Obligations on or after the date hereof.

      "Guaranty Agreement" shall mean the First Amended and Restated Unconditional Guaranty Agreement executed by each Guarantor of even date herewith pursuant to which such Guarantor guaranties the payment of the Obligations and the other therein described obligations of the Borrower.

      "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

      "Hedging Contract" shall mean (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing (b) any option, futures, or forwarded contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

      "Indebtedness" of any Person, shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capitalized Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations of such Person in respect of any Hedging Contract, and (k) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, but shall not include accounts payable which are not aged more that 120 days from the billing date therefor. The Indebtedness of any Person shall include, but without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

      "Indemnified Taxes" shall mean Taxes other than Excluded Taxes.

      "Indemnitees" shall have the meaning assigned to such term in Section 9.03(b) hereof.

      "Information" shall have the meaning assigned to such term in Section 9.12 hereof.

      "Intercreditor Agreement" shall mean that certain First Amended and Restated Intercreditor Agreement dated as of the Closing Date by and among the Borrower, the Administrative Agent, and Travelers, as the same may be amended, restated or modified from time to time.

      "Interest Expense" shall mean, with respect to any Person for any period, the interest expense of such Person during such period determined in accordance with GAAP.

      "Interest Payment Date" shall mean (a) with respect to any Loan, the last Business Day of each month commencing on the month following the Closing Date,
(b) with respect to any

Revolving Credit Loan, the Revolving Credit Termination Date, and (c) with respect to any Seasonal Revolving Credit Loan, the Seasonal Revolving Credit Termination Date.

      "Interest Period" shall mean, (a) with respect to any Eurodollar Loan, the period commencing on the date of such Eurodollar Loan and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect and (b) with respect to any Reference Rate Loan, the period commencing on the date of such Reference Rate Loan and ending on the numerically corresponding day in the calendar month that is one month thereafter; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Loan or Reference Rate Loan that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a borrowing of any Eurodollar Loan or Reference Rate Loan initially shall be the date on which such borrowing is made and thereafter such date shall be the effective date of the most recent conversion or continuation of such borrowing. In no event shall any Interest Period end after the Final Maturity Date.

      "Investment" shall have the meaning assigned to such term in Section 6.17 hereof.

      "Issuing Bank" shall mean WFB, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.14(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

      "JPMCB" shall have the meaning assigned to such term in the preamble to this Agreement.

      "LC Disbursement" shall mean a payment made by the Issuing Bank to the beneficiary of, and pursuant to, a Letter of Credit.

      "LC Exposure" shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

      "Lender Control Agreement" shall mean any Letter Agreement in the form of Exhibit F-1 or F-2 hereto or any other written agreement or other authenticated record, whether executed prior to, on, or after the date hereof, pursuant to which any Lender agrees to follow the instructions of the Administrative Agent or Travelers with respect to any Deposit Account maintained by such Lender without the further consent of the Borrower.

      "Lenders" shall have the meaning assigned to such term in the preamble to this Agreement.

      "Letter Agreement" shall mean the letter agreements substantially in the forms of Exhibits F-1, F-2, and G attached hereto (or any other similar agreements in form and substance satisfactory to Administrative Agent in its sole discretion).

      "Letter of Credit" shall mean any letter of credit issued pursuant to this Agreement and shall include the Existing Letters of Credit.

      "LIBO Rate" shall mean, for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

      "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement relating to such asset (or any financing having substantially the same economic effect as any of the foregoing), (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities or (d) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

      "Liquid Investments" shall mean:

            (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

            (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

            (c) investments in deposit accounts, certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000 or any Lender;

            (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above or any Lender; and

            (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and
      (iii) have portfolio assets of at least $5,000,000,000.

      "Loan" shall mean each advance under the Total Commitment to the Borrower made pursuant to this Agreement, whether as a Reference Rate Loan, an ABR Loan, or Eurodollar Loan.

      "Loan and Servicing Agreement" shall mean that certain agreement between and among Borrower, ACE Funding and ACE Funding Lender dated as of December 18, 2002, as in effect on the date hereof.

      "Margin Stock" shall have the meaning assigned to such term in Regulation
U.

      "Material Adverse Effect" shall mean (a) a material adverse effect upon the Collateral or the business, assets, liabilities, operations, condition (financial or otherwise) or prospects of (i) the Borrower or (ii) the Borrower and its Subsidiaries taken as a whole or (b) the impairment of the ability of Borrower or any of its Subsidiaries (other than ACE Funding) to perform any of its respective obligations under this Agreement or any other Credit Document on a timely basis or an impairment of the validity or enforceability of the rights and benefits available to, or the Liens granted by the Borrower and its Subsidiaries (other than ACE Funding) in favor of, the Administrative Agent, or the Lenders (under the Credit Documents or otherwise). In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

      "Money Order Agreement" shall mean that certain money order agreement between the Borrower and Travelers, dated April 16, 1998, as amended, supplemented or restated from time to time in accordance herewith.

      "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA.

      "Net Income" shall mean, with respect to any Person for any period, the aggregate income (or loss) of such Person for such period which shall be an amount equal to (a) net revenues and other items of income for such Person less
(b) the aggregate for such Person of any and all items that are treated as expenses under GAAP, less (c) Federal, state and local income taxes, all computed and calculated in accordance with GAAP.

      "Net Worth" shall mean, with respect to any Person at any date of determination, the sum of (a) the total amount of capital stock, including preferred stock, of such Person, plus (b) the paid-in-capital of such Person, plus (c) the retained earnings of such Person, minus (d) the treasury stock of such Person, all calculated in accordance with GAAP.

      "Notes" shall mean, collectively, the Revolving Credit Notes and the Seasonal Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof.

      "Obligations" shall mean all obligations, liabilities and indebtedness of each of the Borrower and its Subsidiaries (other than ACE Funding) to the Lenders or their Affiliates and the Administrative Agent arising under or in connection with this Agreement or any other document or instrument executed in connection herewith (including without limitation the other Credit Documents), and all obligations, liabilities and indemnities of the Borrower and such Subsidiaries under or in respect of any Hedging Contract entered into by Borrower or any of such Subsidiaries with any Lender or any Affiliate of any Lender, whether now existing or hereafter created, direct or indirect, matured or unmatured, liquidated or unliquidated, primary or secondary, due or not, including without limitation all of their respective obligations, liabilities and indebtedness with respect to the principal of and interest on the Loans (including but not limited to interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization, or like proceeding relating to the Borrower or any of such Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), drawings under any Letter of Credit, and the payment or performance of all other obligations, liabilities, and indebtedness owed by any of them to the Lenders or their Affiliates and the Administrative Agent hereunder or under any one or more documents or instruments executed and delivered in connection herewith (including without limitation the other Credit Documents) or with any Letter of Credit or Hedging Contract entered into by Borrower or any of such Subsidiaries with any Lender or any Affiliate of any Lender, including without limitation all fees, costs, expenses and indemnity obligations hereunder and thereunder.

      "Omnibus Confirmation Agreement" shall mean an Omnibus Confirmation Agreement executed by the Borrower and certain of its Subsidiaries other than ACE Funding, each substantially in the form of Exhibit E hereto.

      "Other Financial Institutions" shall mean any financial institution other than WFB.

      "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

      "Patent Security Agreement" shall mean that certain Patent Security Agreement dated as of March 31, 2003 and executed by Borrower in favor of Administrative Agent.

      "Payday Loans" shall mean small, short-term, retail loans provided by the Borrower and its Consolidated Subsidiaries (other than ACE Funding) which consist of providing a consumer cash in exchange for the consumer's pay check (endorsed to the order of the Borrower) or an ACH authorization to debit a consumer's bank account, along with an agreement to defer the presentment or deposit of such check, or the initiation of the applicable ACH debit on such consumer's bank account, as the case may be, until the consumer's next payday.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation.

      "Pension Plan" shall mean any Plan which is subject to the provisions of Title IV of ERISA (other than any Multiemployer Plan).

      "Perfection Certificate" shall mean a Certificate signed by a Responsible Officer of the Borrower which sets forth the perfection status of the Liens in the Collateral, substantially in the form of Exhibit L.

      "Permitted Liens" shall have the meaning given to such term in Section
6.01.

      "Person" shall mean any natural Person, corporation, business trust, association, company, joint venture, partnership or government or any agency or political subdivision thereof.

      "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

      "Preferred Stock", as applied to the Equity Interests of any Person, shall mean Equity Interests of any class or classes (however designated) that are preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Equity Interests of any other class of such Person.

      "Pricing Grid" shall mean the pricing grid containing the Applicable Margin to be added to the Adjusted LIBO Rate, in the case of Eurodollar Loans or Reference Rate Loans, and Alternate Base Rate, in the case of ABR Loans, set forth in Schedule 1 hereto.

      "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by WFB as its prime rate in effect at its principal office in San Francisco; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

      "Reference Rate" shall mean the Adjusted LIBO Rate applicable to an Interest Period of one (1) month. The Reference Rate shall be reset on each Business Day.

      "Reference Rate Loan" shall mean any Revolving Credit Loan bearing interest at an interest rate based upon the Reference Rate.

      "Register" shall have the meaning assigned to such term in Section 9.04(b)(iv) hereof.

      "Regulation D" shall mean Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Regulation T" shall mean Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Regulation U" shall mean Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Regulation X" shall mean Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

      "Related Parties" shall mean, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

      "Remedial Work" shall have the meaning assigned to such term in Section 5.12(b) hereof.

      "Reportable Event" shall mean a Reportable Event as defined in Section 4043(c) of ERISA.

      "Required Lenders" shall mean at any time (a) two (2) or more Lenders holding at least sixty six and two thirds percent (66 2/3%) of the then aggregate unpaid principal amount of the Loans or (b) if no such principal amount is then outstanding, two (2) or more Lenders having at least sixty six and two thirds percent (66 2/3%) of the Total Commitment.

      "Responsible Officer" shall mean, with respect to any Person other than the Borrower, such Person's president, chairman, senior vice president, vice president, chief financial officer or treasurer and shall mean with respect to the Borrower, its chief executive officer, its president, its chief financial officer, its senior vice president-finance and treasurer, its senior vice president-operations, and its controller.

      "Restated EBITDA" shall mean, with respect to any Person, such Person's actual EBITDA restated to substitute, in lieu of actual expenses deducted in determining such actual EBITDA, expenses that are, in the judgment of Administrative Agent and Borrower, contractually controllable by Borrower (e.g., officer or employee compensation, bank and/or depository fees, courier fees and other similar expense items).

      "Revolving Credit Commitment" shall mean, with respect to any Lender, the Revolving Credit Commitment of such Lender as set forth in Schedule 2.01(a) annexed hereto, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

      "Revolving Credit Loan" shall mean advances under the Revolving Credit Commitment to the Borrower made pursuant to this Agreement.

      "Revolving Credit Notes" shall mean the Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit A annexed hereto, as amended, modified, supplemented or extended from time to time.

      "Revolving Credit Termination Date" shall mean the earlier of (a) Final Maturity Date or (b) such date as the Revolving Credit Loans shall otherwise be payable in full and the Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

      "Seasonal Revolving Credit Availability Period" shall mean any of the following periods: (a) December 15, 2004 until and including March 15, 2005, (b) December 15, 2005 until and including March 15, 2006, (c) December 15, 2006 until and including March 15, 2007, and (d) December 15, 2007 until and including March 15, 2008.

      "Seasonal Revolving Credit Commitment" shall mean, with respect to any Seasonal Revolving Credit Lender, the Seasonal Revolving Credit Commitment of such Lender as set forth in Schedule 2.01(b) annexed hereto, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

      "Seasonal Revolving Credit Lender" shall mean any Lender that makes Seasonal Revolving Credit Loans pursuant to this Agreement.

      "Seasonal Revolving Credit Loan" shall mean advances under the Seasonal Revolving Credit Commitment to the Borrower made pursuant to this Agreement.

      "Seasonal Revolving Credit Notes" shall mean the Seasonal Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit B annexed hereto, as amended, modified, supplemented or extended from time to time.

      "Seasonal Revolving Credit Termination Date" shall mean the earlier of (a) March 15, 2008 or (b) such date as the Seasonal Revolving Credit Loans shall otherwise be payable in full and the Seasonal Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

      "Security Agreement" shall mean individually and collectively the Assignments of Deposit Accounts and Security Agreements by the Borrower and certain of its Subsidiaries other than ACE Funding dated as of March 31, 2003, as from time to time amended, supplemented, restated or otherwise modified, securing the Obligations and the other therein described obligations of the Borrower and its Subsidiaries other than ACE Funding.

      "Security Documents" shall mean individually and collectively, the Security Agreement, the Stock Pledge Agreements, the Guaranty Agreement, all other assignments, deeds, pledges, financing statements and other documents executed or delivered to any Lender in connection with granting of a Lien in the Collateral in favor of Administrative Agent, and all amendments, modifications, supplements, renewals, extensions, increases, rearrangements of, and substitutions for the foregoing.

      "Senior Subordinated Indebtedness" shall mean any Indebtedness of the Borrower which is subordinated to the Obligations at all times pursuant to terms reasonably satisfactory to the Required Lenders and the Administrative Agent.

      "Statutory Reserve Rate" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and
(b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans and Reference Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

      "Stock Pledge Agreements" means the Stock Pledge Agreements, dated as of March 31, 2003 and executed by the Borrower and certain of its Subsidiaries other than ACE Funding.

      "Subsidiary" shall mean, with respect to any Person, any corporation, association or other business entity in which said Person or one or more Subsidiaries of said Person owns or controls, directly or indirectly, securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power. As used in this Agreement with respect to the Borrower, the term "Subsidiary" shall include all direct and indirect Subsidiaries of the Borrower.

      "Subsidiary's Cash Holdings" shall mean, with respect to a Subsidiary of the Borrower, other than ACE Funding, such Subsidiary's cash in such Subsidiary's stores, plus such Subsidiary's cash in such Subsidiary's depository accounts with the Administrative Agent, plus such Subsidiary's cash in such Subsidiary's depository accounts with Other Financial Institutions, plus the amount of items of such Subsidiary in clearing at the Administrative Agent and at Other Financial Institutions, plus cash of such Subsidiary in transit with armored couriers.

      "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, or withholdings imposed by any Governmental Authority.

      "Third-Party Payables" shall mean all contractual obligations owing to third parties in respect of cash and checks received by the Borrower or a Guarantor for the purchase of lottery tickets, the payment of any type of bill on behalf of a customer, or the payment for any service rendered by the Borrower or any Guarantor on behalf of a third party for which funds are to be remitted to a third party, and all sums (to the extent the same are not subject to the Intercreditor Agreement) which are owed to Travelers under the Money Order Agreement.

      "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 9:00 a.m., Dallas, Texas time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

      "Total Commitment" shall mean the sum of the Lenders' Total Revolving Credit Commitments and Total Seasonal Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

      "Total Revolving Credit Commitment" shall mean the sum of the Lenders' Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

      "Total Seasonal Revolving Credit Commitment" shall mean the sum of the Lenders' Seasonal Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement.

      "Trademark Security Agreement" shall mean that certain Patent Security Agreement dated as of March 31, 2003 and executed by Borrower and certain of the Subsidiaries in favor of Administrative Agent.

      "Travelers" shall mean Travelers Express Company, Inc.

      "Travelers Documents" shall mean the Travelers Primary Agreements and all agreements, certificates and instruments executed and/or delivered in connection therewith.

      "Travelers Event of Default" shall mean the occurrence of an event or condition (after giving effect to any applicable notice and cure provisions) that permits Travelers to terminate the Money Order Agreement under Section 18.b thereof because of default by Borrower thereunder.

      "Travelers Primary Agreements" shall mean the Money Order Agreement, and that certain Money Transfer Agreement dated June 30, 2000, by and between the Borrower and Travelers, as amended, supplemented, restated or otherwise modified through and including the Closing Date.

      "Type" shall refer to whether a Loan is an ABR Loan, Reference Rate Loan, or Eurodollar Loan, each of which constitutes a Type of Loan.

      "Unrestricted Indebtedness" shall mean Indebtedness (i) as to which neither the Borrower nor any of its Subsidiaries other than ACE Funding is directly or primarily liable (by virtue of the Borrower or one of its other Subsidiaries being the primary obligor on, guarantor of, or otherwise liable with respect to, such Indebtedness), and (ii) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Borrower or any of its Subsidiaries (other than ACE Funding) to declare a default on such Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

      "Usage Period" shall mean the period from January 2 (or the next Business Day if January 2 is not a Business Day) through April 30 (or the next Business Day if April 30 is not a Business Day) of each calendar year.

      "WFB" shall have the meaning assigned to such term in the preamble to this Agreement.

      SECTION 1.02. Accounting Terms; Financial Covenants. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under generally accepted accounting principles in effect from time to time in the United States applied on a basis consistent with those used in preparing the financial statements referred to in Section 5.05 hereof ("GAAP"). If subsequent to the date hereof, the accounting principles under GAAP are changed and as a result of such change the calculation of any financial covenant set forth herein is affected, the Lenders and the Borrower hereby agree to amend such financial covenants in such a manner as to make such financial covenants consistent with the financial covenants in effect hereunder prior to such change in accounting principles and, until such amendment is effected, such financial covenants shall be calculated from financial statements of the Borrower adjusted to reflect the accounting principles followed by the Borrower prior to such change in accounting principles. Notwithstanding anything to the contrary contained in Sections 6.07, 6.08, 6.09, and 6.10, the financial covenants contained in such sections shall be calculated in each case on a Consolidated basis with respect to the Borrower and its Subsidiaries but excluding the financial results of ACE Funding; provided, however, that such calculations shall include (a) dividends or other distributions paid by ACE Funding to the Borrower in respect of Equity Interests issued by ACE Funding and owned by the Borrower, (b) all payments made by ACE Funding to the Borrower on loans or other advances made to ACE Funding by the Borrower, and (c) for balance sheet purposes, amounts invested in or loaned to ACE Funding by Borrower.

      SECTION 1.03. Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.

                              ARTICLE II. THE LOANS

      SECTION 2.01. The Total Commitments.

            (a) The Existing Lenders made Revolving Credit Loans (as defined in the Existing Credit Agreement) to Borrower under the Existing Credit Agreement and, as of the Closing Date, $40,200,000 aggregate principal amount of such Revolving Credit Loans are outstanding. The Existing Lenders made Seasonal Revolving Credit Loans (as defined in the Existing Credit Agreement) to Borrower under the Existing Credit Agreement and, as of the Closing Date, $0.00 aggregate principal amount of such Seasonal Revolving Credit Loans are outstanding. There are two letters of credit outstanding under and subject to the Existing Credit Agreement. From the respective dates of such Revolving Credit Loans and issuance of such letters of credit to the Closing Date, the Existing Lenders shall participate therein and be entitled to all interest, fees and other amounts payable in respect thereof as provided in the Existing Credit Agreement.

Upon the effectiveness of the amendment and restatement of the Existing Credit Agreement effected hereby, the Lenders shall be deemed to have purchased and assumed all of the rights, titles, interests and obligations under the Existing Credit Agreement from the Existing Lenders thereunder in respect of, and all commitments relating to, the foregoing described Revolving Credit Loans and Seasonal Revolving Credit Loans. From and after the Closing Date, each Lender shall have an undivided interest and participation in the foregoing described letters of credit in accordance with Section 2.14 hereof. On the Closing Date, all Interest Periods under and as defined in the Existing Credit Agreement in respect of any Eurodollar Loans under and as defined in the Existing Credit Agreement shall automatically be terminated (and the Borrower shall on the Closing Date make payments to the Existing Lenders that held such Eurodollar Loans under Section 2.09 and Section 2.12 of the Existing Credit Agreement to compensate for such termination as if such termination were a payment or prepayment referred to in said Sections 2.09 and 2.12), and subject to the other restrictions contained herein, the Borrower shall be permitted to continue such Eurodollar Loans or to convert such Eurodollar Loans into Reference Rate Loans or ABR Loans hereunder.

            (b) The Administrative Agent shall notify each Lender of the amount of Loans required to be made by such Lender (if any) to the Borrower on the Closing Date, such that after giving effect to the transactions contemplated to occur on the Closing Date, each Lender's Revolving Credit Commitment and Seasonal Revolving Credit Commitment shall be in accordance with the Revolving Credit Commitment and Seasonal Revolving Credit Commitment set forth opposite its name on Schedule 2.01(a) and Schedule 2.01(b). Each Lender's Loans to the Borrower shall not exceed its pro rata portion of all Loans then outstanding to the Borrower, and the unused Total Commitments of all Lenders plus all outstanding Revolving Credit Loans and Seasonal Revolving Credit Loans, in each case under and as defined in the Existing Credit Agreement, as amended hereby, shall not exceed the Total Commitment. Each Lender hereby agrees to give effect to the instructions of the Administrative Agent to such Lender contained in the notice described above.

            (c) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to the Borrower, at any time and from time to time, the Borrower having the right to borrow, repay and reborrow, from the Closing Date to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in Schedule 2.01(a) hereto. Notwithstanding the foregoing, the Borrower hereby agrees that the Borrower shall not permit on any date the sum of (i) the aggregate principal amount of all Loans outstanding plus (ii) the aggregate amount of the LC Exposure, to exceed the amount of the Borrowing Base on such date.

            (d) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Seasonal Revolving Credit Lender, severally and not jointly, agrees to make Seasonal Revolving Credit Loans to the Borrower, at any time and from time to time during each Seasonal Revolving Credit Availability Period, the Borrower having the right to borrow, repay and reborrow, from the Closing Date to the Seasonal Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Seasonal Revolving Credit Commitment set forth opposite its name in

Schedule 2.01(b) hereto. The Seasonal Revolving Credit Loans shall be subject to the Borrowing Base and shall not be requested by the Borrower if any such Seasonal Revolving Credit Loan would cause the aggregate principal amount of the Seasonal Revolving Credit Loans, plus the aggregate principal amount all Revolving Credit Loans, plus the amount of the LC Exposure to exceed the amount of the Borrowing Base on such date. The Seasonal Revolving Credit Loans shall be made on, and subject to, the same terms and conditions as the Revolving Credit Loans, and the Seasonal Revolving Credit Commitments shall be subject to reduction or termination upon the same terms and conditions as the Revolving Credit Commitments, in each case to the extent not expressly provided otherwise in this Agreement.

      SECTION 2.02. Loans.

      (a) Each ABR Loan and each Reference Rate Loan made by the Lenders on any date shall not be less than one million dollars ($1,000,000) and in integral multiples of one hundred thousand dollars ($100,000). Each Eurodollar Loan made by the Lenders on any date shall not be less than three million dollars ($3,000,000) and in integral multiples of five hundred thousand dollars ($500,000).

      (b) Revolving Credit Loans and Seasonal Revolving Credit Loans shall be made ratably by the Lenders in accordance with their respective Revolving Credit Commitments and Seasonal Revolving Credit Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder.

      (c) Each Loan shall be either an ABR Loan, Reference Rate Loan or a Eurodollar Loan as the Borrower may request in accordance with the provisions of this Agreement. Each Lender may fulfill its obligations under this Agreement by causing its Applicable Lending Office to make such Loan. Not more than seven (7) Eurodollar Loans may be outstanding at any one time.

      (d) The Borrower shall have the right at any time upon prior irrevocable written or facsimile notice (promptly confirmed in writing) to the Administrative Agent given in the manner and at the times specified in Section
2.03 hereof with respect to the Loans into which conversion or continuation is to be made, to convert all or any portion of Revolving Credit Loans that are Eurodollar Loans or Reference Rate Loans into ABR Loans, to convert all or any portion of ABR Loans or Reference Rate Loans into Eurodollar Loans (specifying the Interest Period to be applicable thereto), to convert the Interest Period with respect to all or any portion of any Eurodollar Loans to another permissible Interest Period, and to continue all or any portion of any Loans into a subsequent Interest Period of the same duration, subject to (x) the terms and conditions of this Agreement (including with respect to the conversion of ABR Loans into Eurodollar Loans or Reference Rate Loans, the last sentence of
Section 2.02(c) hereof) and (y) the following:

                  (i) in the case of a conversion or continuation of fewer than all the Loans made to the Borrower, the aggregate principal amount of Loans converted or continued shall be an integral multiple of one million dollars ($1,000,000);

                  (ii) accrued interest on a Loan (or portion thereof) being converted or continued shall be paid by the Borrower at the time of conversion or continuation (but only with respect to the portion thereof being so converted or continued);

                  (iii) if any Eurodollar Loan is converted at any time other than the end of an Interest Period applicable thereto, the Borrower shall make such payments associated therewith as are required pursuant to
      Section 2.11 hereof,

                  (iv) the representations and warranties set forth in Article III hereof and in any documents delivered in connection herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date); and

                  (v) no Default or Event of Default shall have occurred and be continuing.

      The Interest Period applicable to any Eurodollar Loan resulting from a conversion shall be specified by the Borrower in the irrevocable notice of conversion delivered pursuant to this Section 2.02; provided, however, that if no such Interest Period shall be specified, the Borrower shall be deemed to have selected an Interest Period of one (1) month's duration. If the Borrower shall not have given timely notice to continue any Eurodollar Loan into a subsequent Interest Period (and shall not otherwise have given notice to convert such Loan), such Loan (unless repaid or required to be repaid pursuant to the terms hereof) shall automatically be converted into a Reference Rate Loan. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.02 and of each Lender's portion of the continuation or conversion hereunder.

      SECTION 2.03. Notice of Revolving Credit Loans and Seasonal Revolving Credit Loans; Funding of Loans.

      (a) The Borrower shall give the Administrative Agent irrevocable written or facsimile notice (promptly confirmed in writing) of each borrowing to be made by the Borrower (including, without limitation, a conversion as permitted by Section 2.02(d) hereof) not later than (i) 10:00 a.m., Dallas, Texas time, the third Business Day before a proposed Revolving Credit Loan consisting of a Eurodollar Loan borrowing or any Eurodollar Loan conversion and (ii) 10:00 a.m., Dallas, Texas time, the Business Day of a proposed Revolving Credit Loan or Seasonal Revolving Credit Loan consisting of an ABR Loan borrowing or Reference Rate Loan Borrowing or any ABR Loan conversion or Reference Rate Loan conversion; provided, that any such notice of a proposed ABR Loan borrowing to finance reimbursement of an LC Disbursement as contemplated by Section 2.14(e) may not be given later than 10:00 a.m. Dallas, Texas time on the date of the proposed borrowing. Such notice shall be in substantially the form of Exhibit D hereto (the "Borrowing Notice") and shall (i) state whether the Loans then being requested are to be Revolving Credit Loans or Seasonal Revolving Credit Loans,
(ii) in the case of Revolving Credit Loans, specify whether the Revolving Credit Loans then being requested are to be ABR Loans, Reference Rate Loans, or Eurodollar Loans (specifying the Interest Period to be applicable thereto),
(iii) specify the date of such borrowing (which shall be a Business Day) and amount thereof, (iv) state that the representations and warranties set forth in
Article III hereof and in any documents delivered in connection herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date), (v) state that no Default or Event of Default has occurred and is continuing or would otherwise be created by such borrowing and (vi) state that the proceeds of such Loans will be used only to fund Borrower's working capital requirements in the ordinary course of its business. If no election as to the Type of Loan is specified in any such notice, all such Loans shall be ABR Loans. Notwithstanding anything contained in this Agreement to the contrary, (i) Revolving Credit Loans shall only be, and shall only be convertible into, ABR Loans, Reference Rate Loans, or Eurodollar Loans and (ii) Seasonal Revolving Credit Loans shall only be, and shall only be convertible into, ABR Loans. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.03 and of each Lender's portion of the requested borrowing.

      (b) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 11:00 a.m., Dallas, Texas time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent and designated by the Borrower in the applicable Borrowing Notice; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided herein shall be remitted by the Administrative Agent to the Issuing Bank.

      (c) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Loan that such Lender will not make available to the Administrative Agent such Lender's share of such Loan, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (b) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loan available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in the applicable Borrowing Notice.

      SECTION 2.04. Notes; Repayment of Loans.

      (a) Revolving Credit Loans made by a Lender to the Borrower may be evidenced by a single Revolving Credit Note, duly executed by the Borrower, dated as of the Closing Date, in substantially the form of Exhibit A hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to such Lender's Revolving Credit Commitment on such date and Seasonal Revolving Credit Loans made by a Lender to the Borrower may be evidenced by a single Seasonal Revolving Credit Note, duly executed by the Borrower, dated as of the Closing Date, in substantially the form of Exhibit B hereto, delivered by the Borrower and payable to such Lender in a principal amount equal to the highest principal amount at any time outstanding of such Lender's Seasonal Revolving Credit Commitment; provided, however, that no Lender shall receive a Revolving Credit Note or Seasonal Revolving Credit Note without first requesting Borrower to deliver the same to such Lender. Upon receipt of such request, Borrower shall promptly execute and deliver such Revolving Credit Note or Seasonal Revolving Credit Note to such Lender.

      (b) Each Revolving Credit Loan shall bear interest from its date on the outstanding principal balance thereof, as provided in Section 2.05 hereof. The outstanding balance of each Revolving Credit Loan and all accrued and unpaid interest thereon shall mature and be due and payable in full on the Revolving Credit Termination Date. Each Seasonal Revolving Credit Loan shall bear interest from its date on the outstanding principal balance thereof, as provided in
Section 2.05 hereof. The outstanding balance of each Seasonal Revolving Credit Loan and all accrued and unpaid interest thereon shall mature and be due and payable in full on the earlier to occur of (i) Seasonal Revolving Credit Termination Date or (ii) the last day of the Seasonal Revolving Credit Availability Period during which each such Seasonal Revolving Credit Loan was made.

      (c) Each Lender, or the Administrative Agent on its behalf, shall, and is hereby authorized by the Borrower to, endorse on the schedule attached to any Note of such Lender (or on a continuation of such schedule attached to such Note and made a part thereof) an appropriate notation evidencing, for all Notes, the date and amount of each Loan to the Borrower from such Lender and the date and amount of each payment and prepayment with respect thereto; provided, however, that the failure of any Person to make such a notation on a Note shall not affect any obligations of the Borrower under such Note. Any such notation shall be conclusive and binding as to the date and amount of such Loan or portion thereof, or payment or prepayment of principal or interest thereon, absent manifest error.

      SECTION 2.05. Interest on Loans.

      (a) Subject to the provisions of Section 2.08 and Section 9.13 hereof, each ABR Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin then in effect.

      (b) Subject to the provisions of Section 2.08 and Section 9.13 hereof, each Eurodollar Loan shall bear interest at a rate per annum equal to the Adjusted LIBO Rate plus the Applicable Margin then in effect.

      (c) Subject to the provisions of Section 2.08 and Section 9.13 hereof, each Reference Rate Loan shall bear interest at a rate per annum equal to the Reference Rate plus the Applicable Margin then in effect.

      (d) Accrued interest on each Revolving Credit Loan shall be payable in arrears on each Interest Payment Date for such Revolving Credit Loan and on the Revolving Credit Termination Date. Accrued interest on each Seasonal Revolving Credit Loan shall be payable in arrears on each Interest Payment Date for such Seasonal Revolving Credit Loan and on the Seasonal Revolving Credit Termination Date. Notwithstanding the foregoing (i) interest accrued pursuant to Section 2.08(a) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the Revolving Credit Termination Date or Seasonal Revolving Credit Termination Date, as applicable), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

      (e) All interest on the Loans hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Reference Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

      SECTION 2.06. Fees.

      (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a fee (the "Commitment Fee"), which shall accrue at the Applicable Commitment Fee Rate on the daily amount of the unused Total Commitment (which with respect to the Seasonal Revolving Credit Commitment shall only be calculated during the Seasonal Revolving Credit Availability Period) of such Lender during the period from and including the Closing Date to but excluding the date on which such Total Commitment or any portion thereof terminates. Accrued Commitment Fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Revolving Credit Termination Date or Seasonal Revolving Credit Termination Date, commencing on the first such date to occur after the date hereof; provided that any Commitment Fees accruing after the Revolving Credit Termination Date or Seasonal Revolving Credit Termination Date, as applicable, shall be payable on demand. The Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

      (b) The Borrower agrees to pay to each of the Administrative Agent, for its own account, and the Lenders fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent and/or Lenders.

      (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to Issuing Lender, in the case of fees payable to it in respect of Letters of Credit) for distribution, in the case of Commitment Fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

      SECTION 2.07. Termination or Reduction of the Total Revolving Credit Commitment; Termination of Seasonal Revolving Credit Commitment.

      (a) Upon at least five (5) Business Days' prior irrevocable written notice (or facsimile notice promptly confirmed in writing) to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total

Revolving Credit Commitment ratably among the Lenders in accordance with the amounts of their Commitments; provided, however, the Total Revolving Credit Commitment shall not at any time be reduced to an amount less than the sum of the Revolving Credit Loans then outstanding. Each voluntary partial reduction of the Total Revolving Credit Commitment shall be in an integral multiple of five million dollars ($5,000,000).

      (b) Simultaneously with any termination or reduction of the Total Revolving Credit Commitment pursuant to paragraph (a) above, the Borrower shall pay to each Lender, through the Administrative Agent, the Commitment Fee due and owing through and including the date of such termination or reduction on the amount of the Commitment of such Lender so terminated or reduced.

      (c) The Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Revolving Credit Termination Date, and all Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon. No Lender shall have any obligation to make any Revolving Credit Loans after the Revolving Credit Termination Date.

      (d) The Seasonal Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Seasonal Revolving Credit Termination Date, and all Seasonal Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon. No Lender shall have any obligation to make any Seasonal Revolving Credit Loans (i) at any time other than during a Seasonal Revolving Credit Availability Period or (ii) after the Seasonal Revolving Credit Termination Date.

      SECTION 2.08. Interest after Default; Alternate Rate of Interest.

      (a) Notwithstanding anything to the contrary contained herein, from and after the occurrence and during the continuance of any Default or Event of Default, amounts outstanding hereunder shall bear interest at a rate per annum equal to (i) in the case of overdue principal of any Loan, 3.00% plus the aggregate rate of interest otherwise applicable to such Loan as provided herein or (ii) in the case of any other amount outstanding hereunder (whether for interest, fees, indemnities, or otherwise), 3.00% plus the aggregate rate of interest applicable to ABR Loans as provided herein, but in no event at a rate of interest higher than the maximum rate of interest permitted under applicable law.

      (b) If prior to the commencement of any Interest Period in respect of a Eurodollar Loan or Reference Rate Loan:

            (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

            (ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Eurodollar Loans or Reference Rate Loans (or its Eurodollar Loan or Reference Rate Loan) for such Interest Period;

      then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any interest rate request that requests the conversion of any Revolving Credit Loan to, or continuation of any Revolving Credit Loan as, a Eurodollar Loan or Reference Rate Loan shall be ineffective and (y) if any Borrowing Notice requests a Eurodollar Loan or Reference Rate Loan, such Loan shall be made as an ABR Loan.

      SECTION 2.09. Prepayment of Loans.

      (a) Subject to the terms and conditions contained in this Section 2.09 and elsewhere in this Agreement, the Borrower shall have the right to prepay any Loan at any time in whole or from time to time in part (except in the case of a Eurodollar Loan only on the last day of an Interest Period) without penalty (except as otherwise provided for herein); provided, however, that each such partial prepayment of a Loan shall not be less than two million dollars ($2,000,000) and in integral multiples of five hundred thousand dollars ($500,000), or if the outstanding principal balance is less than two million dollars ($2,000,000), such prepayment shall be in whole.

      (b) On the date of any termination or reduction of the Total Revolving Credit Commitment pursuant to Section 2.07 hereof, the Borrower shall pay or prepay so much of the aggregate amount of all Loans outstanding as shall be necessary in order that (i) the sum of the aggregate principal amount of all Loans then outstanding plus the amount of the LC Exposure then outstanding will not exceed the Total Revolving Credit Commitment on such date, and (ii) the sum of the aggregate principal amount of all Loans then outstanding plus the amount of the LC Exposure then outstanding will not exceed the Borrowing Base on such date.

      (c) If on any date the sum of (i) the aggregate principal amount of all Loans outstanding plus (ii) the amount of the LC Exposure exceeds the amount of the Borrowing Base on such date (a "Borrowing Base Deficiency"), the Borrower shall immediately prepay the principal of the Loans in an amount equal to or greater than such Borrowing Base Deficiency. Such mandatory payment shall be accompanied by all accrued and unpaid interest on the amount prepaid.

      (d) Each prepayment of the Revolving Credit Loans or Seasonal Revolving Credit Loans shall be applied ratably to the Loans then being repaid and then as cash collateral for outstanding Letters of Credit up to the full amount of the LC Exposure then existing, such cash collateral to be held by the Administrative Agent for the benefit of the Issuing Bank in a special cash collateral account.

      (e) Subject to the terms and conditions contained in this Section 2.09 and elsewhere in this Agreement, when making a prepayment, the Borrower shall furnish to the Administrative Agent, not later than 10:00 a.m., Dallas, Texas time, (i) on the Business Day prior to such prepayment of ABR Loans and (ii) three (3) Business Days prior to the date of such prepayment of Eurodollar Loans, written or facsimile notice (promptly confirmed in writing) or, in the case of an ABR Loan telephonic notice (promptly confirmed in writing) of prepayment which shall specify the prepayment date and the principal amount of each Loan (or portion thereof) to be prepaid, which notice shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount stated therein on the date stated therein. All prepayments of Eurodollar Loans shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. After prior written notice to the Borrower (which may be by facsimile communication), the Administrative Agent may charge, when due and payable, the Borrower's account with the Administrative Agent for all interest, principal and Commitment Fees and other fees owing to the Administrative Agent or the Lenders on or with respect to this Agreement or the Loans.

      (f) Prepayments with respect to any paragraph of this Section 2.09 are in addition to prepayments made or required to be made under any other paragraph of this Section 2.09.

      SECTION 2.10. Increased Costs.

      (a)   If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

            (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

      and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Eurodollar Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

      (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

      (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

      (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

      SECTION 2.11. Break Funding Payments.

      In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked hereunder and is revoked in accordance herewith), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over
(ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

      SECTION 2.12. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any

Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

      (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

      (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

      (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

      (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

      (f) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.12, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.12 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

      SECTION 2.13. Payments Generally; Pro Rata Treatment, Sharing of Set-offs.

      (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of obligations in respect of Letters of Credit, or otherwise) prior to noon, Dallas, Texas time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices in San Francisco, except payments to be made directly to the Issuing Bank or any Lender as expressly provided herein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

      (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest, fees, and other amounts then due hereunder, such funds shall be applied (i) first, to any reimbursements due to Administrative Agent under Article VIII hereof, (ii) second, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

      (c) Subject to Section 9.08, if any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the

Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

      (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

      (e) If any Lender shall fail to make any payment required to be made by it hereunder, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

      SECTION 2.14. Letters of Credit.

      (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time from the Closing Date until the Revolving Credit Termination Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

      (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a Borrowing Notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. The Borrower hereby agrees that it shall not request a Letter of Credit to be issued, amended, renewed or extended unless (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the amount of the LC Exposure does not exceed $10,000,000 and (ii) the sum of the aggregate principal amount of all outstanding Loans plus the amount of the LC Exposure does not exceed the amount of the Borrowing Base on such date.

      (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Final Maturity Date; provided, however, that a Letter of Credit may have a later date of expiration date in the reasonable discretion of the Issuing Bank and the Administrative Agent if the Borrower deposits cash collateral with either the Issuing Bank or the Administrative Agent upon issuance thereof in an amount equal to 100% of the face amount of such Letter of Credit (which cash collateral shall be subject to the provisions of Section 2.14(j) hereof) and the Borrower complies with such other conditions and requirements to the issuance thereof as may be required by Administrative Agent and/or Issuing Bank (in addition all other conditions and requirements contained in this Section 2.14).

      (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

      (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement with interest from the date of such LC Disbursement as set forth in Section 2.14(h) by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 11:00 a.m., Dallas, Texas time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 9:00 a.m., Dallas, Texas time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 11:00 a.m., Dallas, Texas time, on the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance herewith that such payment be financed with an ABR Loan under the Total Revolving Credit Commitment in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.03(b) with respect to Loans made by such Lender (and Section 2.03(b) shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

      (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

      (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

      (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.08(a) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

      (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to
Section 2.12(k). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

      (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 10% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (e) or (f) of Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 10% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

      (k) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date on which such Lender's Revolving Credit Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Total Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Total Commitments terminate and any such fees accruing after the date on which the Total Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  ARTICLE III. REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to each of the Lenders that:

      SECTION 3.01. Organization; Legal Existence. The Borrower and each of its Subsidiaries is a corporation or other juridical person, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, as applicable, has the requisite corporate or other juridical power and authority to own its property and assets and to carry on its business as now conducted and is qualified to do business in every jurisdiction where such qualification is required (all such jurisdictions being listed in Schedule 3.14 hereto), except for those jurisdictions in which the failure to qualify would not have a Material Adverse Effect. The Borrower has the corporate power to execute, deliver and perform its obligations under this Agreement and the other Credit Documents and to borrow hereunder and to execute and deliver the Notes.

      SECTION 3.02. Authorization. The Credit Transactions (a) have been duly authorized by all requisite corporate action, and (b) will not (i) violate (A) the certificate or articles of incorporation or other applicable constitutive documents or the bylaws of the Borrower or any of its Subsidiaries party to the same, or to the Borrower's knowledge, any provision of law, statute, rule or regulation applicable to the Borrower and such Subsidiaries, (B) any order of any court, or any rule, regulation or order of any other agency of government addressed to and binding upon the Borrower or any of its Subsidiaries, or (C) any provisions of any material indenture, agreement or other instrument to which the Borrower or any of such Subsidiaries or any of their respective properties or assets are or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any material indenture, agreement or other instrument referred to in clause
(i)(C) above or (iii) result in the creation or imposition of any Lien of any nature whatsoever upon any property or assets of the Borrower or any of its Subsidiaries, other than the Liens created in favor of the Administrative Agent, and the Lenders.

      SECTION 3.03. Governmental Approvals. No registration or filing with, consent or approval of, or other action by any federal, state or other governmental agency, authority or regulatory body is or will be required by the Borrower or any Guarantor as a condition to the Credit Transactions.

      SECTION 3.04. Binding Effect. This Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and each of the other Credit Documents to which it or a Subsidiary is a party, when duly executed and delivered, will constitute a legal, valid and binding obligation of the Borrower or such Subsidiary, as applicable.

      SECTION 3.05. Material Adverse Effect; Default. Since June 30, 2003, no event has occurred which has had, or could reasonably be expected to have, a Material Adverse Effect. No event has occurred and is continuing which constitutes a Default.

      SECTION 3.06. Litigation; Compliance With Laws; Etc.

      (a) There are not any actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or to Borrower's knowledge threatened against or affecting the Borrower or any of its Subsidiaries or the businesses, assets or rights of the Borrower or any of its Subsidiaries (i) which, if adversely determined, could reasonably be expected to materially impair the ability of the Borrower and its Subsidiaries taken as a whole to conduct business substantially as now conducted, or otherwise could reasonably be expected to have a Material Adverse Effect, except as disclosed on Schedule 3.06, (ii) as to which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination that could reasonably be expected to have a Material Adverse Effect, or (iii) which involve any of the Credit Transactions.

      (b) To the Borrower's knowledge, neither the Borrower nor any of its Subsidiaries is in violation of any law, statute, rule or regulation applicable to any of them, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality addressed to and binding on it, the violation of or default with respect to which could reasonably be expected to have a Material Adverse Effect.

      (c) Except as set forth in Schedule 3.06, there is no remedial or other corrective action that any of the Borrower or any of its Subsidiaries (other than ACE Funding) is required to take to remain in compliance with any judgment, order, writ, injunction or decree of any Governmental Authority or to maintain any material permits, approvals or licenses granted by any Governmental Authority in full force and effect. During the past 5 years, none of the officers or directors of the Borrower or its Subsidiaries (other than ACE Funding) have been convicted of any felony involving moral turpitude. During the past 2 years, none of the officers or directors of the Borrower or its Subsidiaries (other than ACE Funding) have been bankrupt nor an executive officer of a bankrupt company.

      SECTION 3.07. Financial Statements. The Borrower has heretofore furnished to the Administrative Agent (i) an audited Consolidated balance sheet and statement of income of the Borrower as of and for the Fiscal Year ended June 30, 2003, (ii) unaudited Consolidated balance sheets of the Borrower as of March 31, 2004, and the related statement of income for the respective three-month periods then ended (which may be delivered on the Closing Date), prepared by management of the Borrower and in form acceptable to Administrative Agent, and (iii) Consolidated financial projections for the Borrower and its Subsidiaries for its 2004, 2005, 2006, 2007 and 2008 Fiscal Years on an annual basis, prepared by management of the Borrower. The balance sheets and statements of income described in (i) and (ii) present fairly in all material respects the Consolidated financial condition and results of operations of the Borrower and its Subsidiaries, as of the dates and for the periods indicated, and such balance sheets and the notes thereto (if any) disclose all material liabilities, direct or contingent, of the Borrower and its Subsidiaries, as of the dates thereof required to be disclosed by GAAP. The financial statements referred to in this Section 3.07 have been prepared in accordance with GAAP consistently applied. The financial projections referred to in this Section 3.07 present the Borrower's current estimate of the future financial performance of the Borrower and its Subsidiaries based on historical performance and the Borrower's knowledge of its business plans and assumptions underlying them, but subject to uncertainties applicable to projections of future financial performance.

      SECTION 3.08. Federal Reserve Regulation. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including, without limitation, Regulation T, U or X thereof. If requested by any Lender, the Borrower and any Subsidiary (other than ACE Funding) thereof shall furnish to such Lender a statement on Federal Reserve Form U-1 referred to in said Regulation U.

      SECTION 3.09. Taxes. The Borrower and each of its Subsidiaries has filed or caused to be filed all federal, state, local, foreign and payroll tax returns, reports and filings, as the case may be, required to be filed by it, on or prior to the date hereof, other than tax returns, reports or filings that (a) are not payroll, franchise, capital or income taxes, (b) in the aggregate are not material and (c) would not, if unpaid, result in the imposition of any Lien on any property or assets of the Borrower or any of its Subsidiaries. The Borrower and each of its Subsidiaries has paid or caused to be paid all taxes shown to be due and payable on such filed returns, reports or on any assessments received by it, other than (i) any taxes or assessments the validity of which the Borrower or such Subsidiary is contesting in good faith by appropriate proceedings, and with respect to which the Borrower or such Subsidiary has set aside on its books cash reserves in an amount not less than the aggregate amount secured by such Liens (including, without limitation, the amount of taxes and assessments being contested and any interest and penalties payable in respect thereof) and (ii) taxes other than payroll, income, capital or franchise taxes that in the aggregate are not material and which would not, if unpaid, result in the imposition of any Lien on any property or assets of the Borrower or any of its Subsidiaries. No federal income tax returns of the Borrower or any of its Subsidiaries have been audited by the United States Internal Revenue Service and neither the Borrower, nor any of its Subsidiaries has requested or been granted any extension of time to file any federal, state, local or foreign tax return.

      SECTION 3.10. Employee Benefit Plans. With respect to the provisions of
ERISA:

            (i) No Reportable Event has occurred or is continuing with respect to any Pension Plan.

            (ii) To the Borrower's knowledge, no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan subject to Part 4 of Subtitle B of Title I of ERISA.

            (iii) Neither the Borrower nor any ERISA Affiliate is now, nor has been during the preceding five (5) years, obligated to contribute to a Pension Plan or a Multiemployer Plan. Neither the Borrower nor any ERISA Affiliate has (A) ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, (B) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, (C) ceased making contributions to any Pension Plan subject to the provisions of Section 4064(a) of ERISA to which the Borrower or any ERISA Affiliate made contributions, (D) incurred or caused to occur a "complete withdrawal" (within the meaning of Section 4203 of ERISA) or a "partial withdrawal" (within the meaning of Section 4205 of ERISA) from a Multiemployer Plan that is subject to the provisions of Title IV of ERISA so as to incur withdrawal liability under Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under Section 4207 or 4208 of ERISA), or (E) been a party to any transaction or agreement under which the provisions of Section 4204 of ERISA were applicable.

            (iv) No notice of intent to terminate a Pension Plan has been filed, nor has any Plan been terminated pursuant to the provisions of
      Section 4041(e) of ERISA.

            (v) The PBGC has not instituted proceedings to terminate (or appoint a trustee to administer) a Pension Plan and, to Borrower's knowledge, no event has occurred or condition exists which might constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any such Pension Plan.

            (vi) With respect to each Pension Plan that is subject to the provisions of Title I, Subtitle B, Part 3 of ERISA, the funding method used in connection with such Pension Plan is acceptable under ERISA, and the actuarial assumptions and methods used in connection with funding such Pension Plan satisfy the requirements of Section 302 of ERISA. The assets of each such Pension Plan (other than the Multiemployer Plans) are at least equal to the present value of the greater of (i) accrued benefits (both vested and non-vested) under such Pension Plan, or (ii) "benefit liabilities" (within the meaning of Section 4001(a)(16) of ERISA) under such Pension Plan, in each case as of the latest actuarial valuation date for such Pension Plan (determined in accordance with the same actuarial assumptions and methods as those used by the Pension Plan's actuary in its valuation of such Pension Plan as of such valuation date). No such Pension Plan has incurred any "accumulated funding deficiency" (as defined in Section 412 of the Code), whether or not waived.

            (vii) There are no actions or suits pending (other than routine actions for benefits) or, to the knowledge of the Borrower or any of its Subsidiaries, which could reasonably be expected to be asserted, against any Plan or the assets of any such Plan. No civil or criminal action brought pursuant to the provisions of Title I; Subtitle B, Part 5 of ERISA is pending or threatened against any fiduciary or any Plan. To the knowledge of the Borrower, none of the Plans or any fiduciary thereof (in its capacity as such) has been the direct or indirect subject of any audit, investigation or examination by any governmental or quasi-governmental agency.

            (viii) All of the Plans comply currently, and have complied in the past, in all material respects, both as to form and operation, with their terms and with the provisions of ERISA and the Code, and all other applicable laws, rules and regulations; all necessary governmental approvals for the Plans have been obtained and a favorable determination as to the qualification under Section 401(a) of the Code of each of the Plans which is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) has been made by the Internal Revenue Service and a recognition of exemption from federal income taxation under Section 501(a) of the Code of each of the funded employee welfare benefit plans (within the meaning of Section 3(l) of ERISA) has been made by the Internal Revenue Service, and nothing has occurred since the date of each such determination or recognition letter that would adversely affect such qualification.

      SECTION 3.11. No Material Misstatements. No information, report, financial statement, exhibit or schedule prepared by or on behalf of the Borrower and delivered to the Administrative Agent or any Lender in connection with any of the Credit Transactions, this Agreement or the other Credit Documents, or included therein, contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, when taken as a whole, and as of the date such information, report, financial statement, exhibit or schedule is or was prepared.

      SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" as defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940. Neither the Borrower nor any of its Subsidiaries is a "holding company" as that term is defined in or is otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

      SECTION 3.13. Use of Proceeds. The proceeds of each Loan shall be used to extend and renew in full all Revolving Credit Loans and Seasonal Revolving Credit Loans outstanding under, and as defined in, the Existing Credit Agreement and to fund working capital requirements, and for other proper corporate purposes of the Borrower not otherwise prohibited by the terms hereof. Neither the Borrower nor any of its Subsidiaries will use proceeds of any Loan for the purpose of acquiring, or attempting to acquire, control of any Person unless such acquisition or attempted acquisition is pursuant to an agreement with such Person or is not resisted by such Person.

      SECTION 3.14. Subsidiaries. Schedule 3.14 hereto sets forth (a) each Subsidiary of the Borrower, (b) its jurisdiction of incorporation, (c) the states in which it conducts business, (d) the states in which it is qualified to transact business, (e) its equity ownership and (f) any trade names used by it.

      SECTION 3.15. Title to Properties; Possession Under Leases; Trademarks.

      (a) The Borrower and each of its Subsidiaries has good and marketable title to, or valid leasehold interest in, all of its respective properties and assets shown on the most recent balance sheet referred to in Section 3.07 hereof and all assets and properties acquired since the date of such balance sheet, except for such properties as are no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and except for minor defects in title or leasehold interest that do not interfere in any material respect with the ability of the Borrower or such Subsidiary to conduct its business as now conducted. All such assets and properties are free and clear of all Liens other than Permitted Liens. The Security Documents create and grant to Administrative Agent a valid and perfected security interest in the Collateral thereunder, subject only to Permitted Liens.

      (b) The Borrower and each of its Subsidiaries has complied with all obligations under all leases to which it is a party and under which it is in occupancy, except where the failure to comply has not or is not reasonably expected to have a Material Adverse Effect; and all such leases are in full force and effect and the Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all such leases.

      (c) (i) The Borrower and each of its Subsidiaries owns or has the right to use all material permits, trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights and licenses which are necessary for the conduct of its business as now conducted, (ii) to the Borrower's knowledge, neither the Borrower nor any of its Subsidiaries is infringing upon or otherwise acting adversely to any of such material trademarks, trademark rights, trade names, trade name rights, copyrights, patent rights or licenses owned by any other Person or Persons; (iii) there is no suit or action by any such other Person pending or, to the knowledge of Borrower, threatened in writing against the Borrower or any of its Subsidiaries with respect to any of the rights or property referred to in this Section 3.15(c); (iv) Schedule 3.15(c) lists all of Borrower's trademarks, patents, copyrights, and applications therefor.

      (d) Schedule 3.15(d) lists (i) all Deposit Accounts maintained by Borrower as of the date hereof, (ii) all Deposit Accounts maintained by Borrower's Subsidiaries (other than ACE Funding) as of the date hereof, (iii) each armored courier service that transports Collateral as of the date hereof, and (iv) all agreements with armored courier services which transport Collateral to which either the Borrower or a Subsidiary of the Borrower (other than ACE Funding) is a party as of the date hereof.

      SECTION 3.16. Solvency.

      (a) Without regard to ACE Funding, the present fair salable value of the assets of the Borrower and its Consolidated Subsidiaries is not less than the amount that will be required to be paid on or in respect of the probable liability on the existing debts and other liabilities (including contingent liabilities) of the Borrower and its Consolidated Subsidiaries, as they become absolute and mature.

      (b) Without regard to ACE Funding, the assets of the Borrower and its Consolidated Subsidiaries do not constitute unreasonably small capital for the Borrower and its Consolidated Subsidiaries to carry out their business as now conducted and as now proposed to be conducted including the capital needs of the Borrower and its Consolidated Subsidiaries, taking into account the particular capital requirements of the business conducted, by the Borrower and its Consolidated Subsidiaries and projected capital requirements and capital availability thereof.

      (c) Without regard to ACE Funding, neither the Borrower nor any of its Consolidated Subsidiaries intends to incur debts beyond its ability to pay such debts as they mature. Without regard to ACE Funding, the cash flow of the Borrower and its Consolidated Subsidiaries, after taking into account all currently anticipated uses of the cash of the Borrower and its Consolidated Subsidiaries, will be sufficient to pay all such amounts on or in respect of debt of the Borrower and its Consolidated Subsidiaries when such amounts are required to be paid.

      (d) Neither the Borrower nor any of its Consolidated Subsidiaries believes that final judgments against it in actions for money damages presently pending will be rendered at a time when, or in an amount such that, it will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). Without regard to ACE Funding, the cash flow of the Borrower and its Consolidated Subsidiaries, after taking into account all other anticipated uses of the cash of the Borrower and its Consolidated Subsidiaries (including the payments on or in respect of debt referred to in paragraph (c) of this Section 3.16), will at all times be sufficient to pay all such judgments promptly in accordance with their terms.

      SECTION 3.17. Permits, Etc. The Borrower and each of its Subsidiaries possesses all licenses, permits, approvals and consents of all federal, state and local governmental authorities as required to lawfully conduct its business, except where the failure to obtain any such license, permit, approval or consent does not or is not likely to have a Material Adverse Effect.

      SECTION 3.18. Compliance with Environmental Laws. Except as disclosed on
Schedule 3.18 (a) neither the Borrower nor any of its Subsidiaries, or to the best of Borrower's knowledge after due investigation, no other Person (including, without limitation, any previous owner, lessor or sublessor of property of the Borrower or any of its Subsidiaries), has generated, used, treated, stored, released or disposed of Hazardous Materials or other toxic substances on any of its properties or any of the properties (whether owned, leased, subleased or used by such Person) in violation of any Environmental Legislation and (b) to the best of the Borrower's knowledge after due investigation, there has been no spill, release, disposal or any other discharge of Hazardous Materials or other toxic substances on or from any properties owned, leased, subleased or used by the Borrower or any of its Subsidiaries that, in any such case, could reasonably be expected to subject the Borrower, any of its Subsidiaries or any shareholders of any thereof to material liability.

      SECTION 3.19. Labor Matters.

            (i) The Borrower and each of its Subsidiaries has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining, age and sex discrimination and the withholding and payment of social security and other Taxes.

            (ii) There have not been any material labor problems or work stoppages involving the Borrower or any of its Subsidiaries or, to the knowledge of the Borrower, any application filed by a union or employee thereof with the National Labor Relations Board.

            (iii) To the knowledge of the Borrower, there are no (a) unfair labor practice charges or complaints pending or threatened against the Borrower or any of its Subsidiaries; (b) labor strikes, disputes, slow downs or stoppages pending or threatened against the Borrower or any of its Subsidiaries; (c) formal employee grievances filed with or against the Borrower or any of its Subsidiaries or threatened against the Borrower or any of its Subsidiaries; and (d) trade union organizing efforts underway in any facility of the Borrower or any of its Subsidiaries.

            (iv) Neither the Borrower nor any of its Subsidiaries has violated, has liability under, or has received a written notice or charge asserting any violation of or liability under, the federal Occupational Safety and Health Act of 1970 or any other federal, state or foreign acts (including rules and regulations thereunder) regulating or otherwise affecting employee health and safety.

            (v) To the knowledge of the Borrower, there are no uninsured workers' compensation claims pending or threatened against the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is liable for any retroactive workers' compensation insurance premiums relating to any period of time prior to the Closing Date in excess of reserves set aside for the payment of such premiums on the Borrower's latest audited financial statements.

            (vi) To the knowledge of the Borrower without independent inquiry, none of the Borrower's or any of its Subsidiary's employees or partners is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede their ability to carry out the responsibilities of such Person to the Borrower or its Subsidiaries.

            (vii) The qualifications for employment of each of the Borrower's and its Subsidiaries' employees under applicable immigration laws have been reviewed by the Borrower or the applicable Subsidiary and a properly completed Form I-9 is on file with the Borrower or the applicable Subsidiary for each employee. The Borrower and each of its Subsidiaries has complied with the U.S. Immigration and Nationality Act, as amended from time to time, and the rules and regulations promulgated thereunder, and to the knowledge of the Borrower, there is no basis for any claim that the Borrower or any of its Subsidiaries is not in compliance with the terms thereof.

      SECTION 3.20. Side Agreements. Neither the Borrower, its Subsidiaries, nor any their Affiliates, nor any director, officer or employee of the Borrower, its Subsidiaries, or any of their Affiliates, respectively, has entered into, as of the date hereof, any side agreement, either oral or written, with any individual or business, pursuant to which the director, officer, employee, the Borrower, any Subsidiary of the Borrower, or any or their Affiliates agreed to do anything beyond the requirements of the formal, written contracts executed by the Borrower or its Subsidiaries and disclosed to Administrative Agent and Lenders herein.

      SECTION 3.21. GENERAL. THERE ARE NO MATERIAL FACTS OR CONDITIONS RELATING TO THE CREDIT DOCUMENTS, ANY OF THE COLLATERAL, THE FINANCIAL CONDITION OR THE BUSINESS OF THE

BORROWER OR ANY OF ITS SUBSIDIARIES WHICH COULD, INDIVIDUALLY OR COLLECTIVELY, CAUSE A MATERIAL ADVERSE EFFECT WHICH HAVE NOT BEEN RELATED IN WRITING TO THE LENDERS. ALL WRITINGS HERETOFORE OR HEREAFTER EXHIBITED OR DELIVERED TO THE ADMINISTRATIVE AGENT OR ANY LENDER BY OR ON BEHALF OF BORROWER OR ANY OF ITS SUBSIDIARIES ARE AND WILL BE GENUINE AND IN ALL RESPECTS WHAT THEY PURPORT AND APPEAR TO BE.

                     ARTICLE IV. CONDITIONS OF CREDIT EVENTS

      The obligation of each Lender to make Loans shall be subject to the following conditions precedent:

      SECTION 4.01. All Credit Events. On each date on which a Credit Event is to occur:

      (a) The Administrative Agent shall have received a Borrowing Notice as required by Section 2.03 or Section 2.14 hereof, as applicable.

      (b) The representations and warranties set forth in Article III hereof and in any documents delivered herewith shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date).

      (c) The Borrower shall be in compliance with all the terms and provisions contained herein on its part to be observed or performed, and at the time of and immediately after such borrowing or issuance of such Letter of Credit no Default or Event of Default shall have occurred and be continuing.

      SECTION 4.02. First Credit Event. The obligation of each Lender in respect of the first Credit Event is subject to the following additional conditions precedent:

      (a) The Lenders shall have received the favorable written opinion of counsel for the Borrower and each of the Guarantors, dated the Closing Date, addressed to the Lenders and satisfactory to the Administrative Agent and its counsel.

      (b) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or constitutive documents, in each case as amended, of the Borrower and each of the Guarantors and a certificate as to the good standing of each such Person from the Secretary of State or other appropriate official of the state of such Person's organization, in each case dated as of a recent date; (ii) a certificate of the Secretary of the Borrower and each of the Guarantors, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of its bylaws as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in clause (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by its Board of Directors authorizing the execution, delivery and performance of the Credit Documents to which it is a party, and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that its certificate or articles of incorporation or constitutive documents have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each of its officers executing the Credit Documents to which it is a party; (iii) a certificate of another of its officers as to incumbency and signature of its Secretary; and (iv) such other documents as the Administrative Agent, the Administrative Agent's legal counsel or any Lender may reasonably request.

      (c) The Administrative Agent shall have received certificates, dated the Closing Date and the date of the first Credit Event and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 hereof and the conditions set forth in this Section 4.02, which certificate shall include a schedule with calculations demonstrating the Borrower's compliance with the covenants contained in Sections 6.07, 6.08, 6.09, and 6.10 hereof as of the most recent accounting period for which financial statements would be required hereunder.

      (d) Each Lender requesting the same shall have received its Revolving Credit Note and its Seasonal Revolving Credit Note duly executed by the Borrower payable to its order and otherwise complying with the provisions of Section 2.04 hereof.

      (e) The Administrative Agent and the Lenders shall have received and determined to be in form and substance satisfactory to them (i) copies of the financial statements described in Section 3.07 hereof; and (ii) the Administrative Agent shall be satisfied that the Credit Transactions are in compliance with all applicable laws and regulations.

      (f) The Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that the Administrative Agent has valid and first priority security interests in and Liens upon the Collateral and any other property which is intended to be security for the Obligations in accordance with the terms of the Security Documents, subject only to Permitted Liens.

      (g) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, all consents, waivers, acknowledgments and other agreements from third Persons which the Administrative Agent may deem necessary or desirable in order to permit, protect and perfect the Administrative Agent's security interests in and Liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Credit Documents.

      (h) The Administrative Agent shall have received Borrower's Form 10-K filed with the Securities and Exchange Commission for the period ending June 30, 2003 and Borrower's Form 10-Q filed with the Securities and Exchange Commission for the periods ending September 30, 2003, December 31, 2003 and March 31, 2004.

      (i) The Lenders, the Administrative Agent, and its counsel shall have received all fees required to be paid by the Borrower, and payment in full of all expenses for which the Borrower is liable and for which invoices have been presented.

      (j) All governmental and third party approvals necessary or advisable in connection with the financing contemplated hereby and the continuing operations of the Borrower and its Subsidiaries shall have been obtained, and delivered to Administrative Agent and be in full force and effect, to the extent that a failure to obtain the same could reasonably be expected to have a Material Adverse Effect.

      (k) The Credit Documents and all instruments and documents hereunder and thereunder shall have been duly executed by the parties thereto and delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent .

      (l) All Liens encumbering the Collateral, other than Permitted Liens, shall have been released and all existing financing statements which relate to such Liens shall have been terminated.

      (m) The Borrower and certain of its Subsidiaries other than ACE Funding shall have duly executed and delivered to the Administrative Agent certain Omnibus Confirmation Agreements in the form of Exhibits E hereto.

      (n) The Administrative Agent shall have received the Intercreditor Agreement, duly executed by the Borrower and Travelers.

      (o) The Administrative Agent and the Lenders shall be satisfied that there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or threatened against or affecting the Borrower or any of its Subsidiaries or any of their respective businesses, assets or rights which would materially and adversely affect any of the Credit Transactions.

      (p) Borrower shall have used its best efforts to cause all financial institutions at which Borrower's and its Subsidiaries' (other than ACE Funding) deposits are maintained to have executed and delivered a Letter Agreement substantially in the form of Exhibit F-1 or F-2 attached hereto to the extent such Letter Agreements have not been previously provided in connection with the Existing Credit Agreement, and Administrative Agent shall be satisfied that a sufficient number of such financial institutions have executed and delivered such a Letter Agreement.

      (q) Borrower shall have used its best efforts to cause all armored couriers which transport cash and checks for the Borrower and its Subsidiaries (other than ACE Funding) to have executed and delivered a Letter Agreement substantially in the form of Exhibit G attached hereto to the extent such Letter Agreements have not been previously provided in connection with the Existing Credit Agreement, and Administrative Agent shall be satisfied that a sufficient number of such armored couriers have executed and delivered such a Letter Agreement.

      (r) The Borrower and its Subsidiaries (other than ACE Funding) shall have delivered to the Administrative Agent a Borrowing Base Report and a certificate of a Responsible Officer of the Borrower certifying: (i) the account number of each deposit account in which such Persons maintain deposits; (ii) the correct legal name of each financial institution which maintains each such deposit account; (iii) whether each such financial institution has executed a Letter Agreement; (iv) the name of each armored courier which transports cash and checks for such Persons; and (v) whether such armored courier has executed a Letter Agreement.

      (s) Immediately prior to the effectiveness of this Agreement, there shall have been no Default or Event of Default under and as defined in the Existing Credit Agreement.

      (t) The Administrative Agent shall have received Borrower's financial projections for the period through June 30, 2008.

      (u) All other legal matters in connection with the Credit Transactions shall be satisfactory to the Administrative Agent, the Lenders and their respective legal counsel.

      (v) The Administrative Agent shall have received such other documents as the Administrative Agent, or the Administrative Agent's legal counsel shall reasonably deem necessary.

                        ARTICLE V. AFFIRMATIVE COVENANTS

      The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect, or the principal of or interest on any Loan or Note, Commitment Fee or any fee, expense or amount payable hereunder or in connection with any of the Credit Transactions shall be unpaid, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of its Subsidiaries and, with respect to Section 5.07 hereof, each ERISA Affiliate to:

      SECTION 5.01. Legal Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise permitted under Section 6.05 hereof and except for the dissolution or other cessation of existence of any Subsidiary of the Borrower which the Borrower has determined to be unnecessary for the conduct of its business.

      SECTION 5.02. Businesses and Properties. At all times (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses; (b) maintain and operate such businesses in the same general manner in which they are presently conducted and operated; (c) comply with all laws, rules, regulations and governmental orders (whether federal, state or local) applicable to the operation of such businesses, whether now in effect or hereafter enacted (including, without limitation, all applicable laws, rules, regulations and governmental orders relating to environmental protection and to public and employee health and safety) the lack of compliance with which could reasonably be expected to have a Material Adverse Effect; (d) take all actions which may be required to obtain, preserve, renew and extend all licenses, permits, franchises and other authorizations which are material to the operation of such businesses; and (e) at all times maintain, preserve and protect all property material to the conduct of such businesses and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements of such property necessary in order to continue its business as currently conducted. Without limitation of the foregoing, after Borrower obtains knowledge that it does not have a license, permit, or other authorization from a Governmental Authority to conduct any facet of its or any of its Subsidiary's (other than ACE Funding) business, Borrower shall (i) apply for such license, permit, or other authorization within the earlier of (A) 30 days after Borrower obtains such knowledge or (B) the date stated by any Governmental Authority before which Borrower is required to apply for such license, permit, or other authorization and (ii) diligently thereafter pursue the obtaining of such license, permit, or other authorization.

      SECTION 5.03. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers, (b) maintain such other insurance, to such extent and against such risks, including casualty and business interruption and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, naming Administrative Agent as loss payee and additional insured,
(c) maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Borrower or any of its Subsidiaries, in such amount as the Borrower or such Subsidiary shall reasonably deem necessary and, as to Borrower and its Subsidiaries other than ACE Funding, naming Lenders as loss payee and additional insured, and (d) maintain such other insurance as may be required by law or as may be reasonably requested by the Administrative Agent for purposes of assuring compliance with this Section 5.03, and naming Administrative Agent as loss payee and additional insured.

      SECTION 5.04. Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens upon such properties or any part thereof, other than any taxes or assessments the validity of which is being contested by it in good faith by appropriate proceedings, and with respect to which it has set aside on its books cash reserves in an amount not less than the aggregate amount secured by such Liens (including, without limitation, the amount of taxes and assessments being contested and any interest and penalties payable in respect thereof). The Borrower and each of its Subsidiaries promptly shall make all required payments, deposits and filings with respect to payroll tax reporting and liability when due.

      SECTION 5.05. Financial Statements, Reports, Etc. Furnish to the Administrative Agent and each Lender:

      (a) within ninety (90) days after the end of each Fiscal Year or such earlier time as the same are required to be filed with the Securities and Exchange Commission under applicable law, audited Consolidated and unaudited consolidating, balance sheets and statements of income, expenses and retained earnings, showing the Consolidated financial condition of the Borrower and its Consolidated Subsidiaries (including, in each case, ACE Funding) as of the close of such Fiscal Year and the results of their operations during such year, and audited Consolidated statements of shareholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries as of the close of such Fiscal Year, all the foregoing financial statements referred to above to be in reasonable detail and stating in comparative form the figures as at the end of and for the previous Fiscal Year and to be audited by independent public accountants of recognized national standing acceptable to the Administrative Agent, which report shall not contain any qualification except with respect to new accounting principles mandated by the Financial

Accounting Standards Board and be in form reasonably acceptable to the Administrative Agent, together with a copy of the Borrower's SEC Form 10-K filed for such prior Fiscal Year;

      (b) within forty-five (45) days after the end of each quarter (except for any quarters ending on the last day of a Fiscal Year) in each Fiscal Year, unaudited Consolidated and, if requested by Administrative Agent, consolidating balance sheets and statements of income, expenses and retained earnings showing the Consolidated financial condition of the Borrower and its Consolidated Subsidiaries (including, in each case, ACE Funding) as of the end of each such fiscal quarter and the results of operations of the Borrower and its Consolidated Subsidiaries as of the end of each such fiscal quarter, and unaudited Consolidated statements of shareholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries as of the end of each such fiscal quarter, each of the foregoing financial statements referred to above to be in reasonable detail and stating in comparative form the figures as at the end of and for the comparable periods of the preceding Fiscal Year and to be prepared and certified by a Responsible Officer of the Borrower as presenting fairly in all material respects the Consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries and as having been prepared in accordance with GAAP consistently applied, in each case subject to normal year-end audit adjustments and the absence of footnotes, together with a copy of the Borrower's SEC Form 10-Q filed for such fiscal quarter;

      (c) concurrently with any delivery of (i) audited financial statements as of the close of each of the Borrower's Fiscal Years pursuant to clause (a) above, and (ii) unaudited financial statements as of the close of each of the Borrower's fiscal quarters pursuant to clause (b) above, a Compliance Certificate by a Responsible Officer of the Borrower, together with computations and work papers demonstrating compliance, as of the dates of the financial statements being furnished at such time, with the financial covenants set forth in Section 6.07 through 6.10 hereof;

      (d) no later than 3:00 p.m. Dallas, Texas time on Wednesday of each week, a Borrowing Base Report covering the period from Sunday of the prior week through Saturday of such prior week and a Cash Holdings Report as of the last day of such period, each certified by a Responsible Officer of the Borrower;

      (e) copies of such registration statements, annual, periodic and other reports, and such proxy statements, financial information and other information, if any, as shall be filed by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934, as soon as possible after such statements or information are publicly available;

      (f) within thirty (30) days after the beginning of each Fiscal Year, commencing with Borrower's Fiscal Year beginning July 1, 2004, financial operation projections for the Borrower and its Subsidiaries for the next three
(3) Fiscal Years and projections for the first such Fiscal Year on a quarterly basis prepared by management and in form consistent with the financial projections provided prior to the Closing Date, accompanied by a written certificate signed by the chief financial officer of Borrower to the effect that such projections have been prepared on the basis of the Borrower's historical Consolidated financial statements and records, together with the assumptions set forth in such projections, and that such projections reasonably reflect the expectations, after considered analysis, of the Borrower's management as to the matters set forth therein;

      (g) promptly upon a Responsible Officer of the Borrower becoming aware thereof, notice to the Administrative Agent of the breach by any party of any material agreement with the Borrower or any of its Subsidiaries;

      (h) promptly upon a Responsible Officer of the Borrower becoming aware thereof, notice to the Administrative Agent of any "default" or "event of default" under any other agreement, document or instrument representing Indebtedness in excess of one million dollars ($1,000,000);

      (i) all management reports delivered to Borrower in connection with the financial statements delivered pursuant to Section 5.05(a);

      (j) prior to the consummation of the same, written notice of (i) all issuances or sales of Equity Interests permitted under Section 6.04 and (ii) all asset sales that are permitted under Section 6.05;

      (k) within ten (10) days after the end of each month, a Certificate of Update;

      (l) such other information as the Administrative Agent or any Lender may reasonably request; and

      (m) promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation
Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

      SECTION 5.06. Litigation and Other Notices. Give the Administrative Agent written notice promptly after a Responsible Officer of the Borrower becoming aware thereof, but in any event within five (5) Business Days, of the following:

      (a) the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint against the Borrower or a Guarantor prohibiting, or having the effect of prohibiting, the making of the Loans, or invalidating, or having the effect of invalidating, any provision of this Agreement, any of the Loans, any of the Notes, any other Credit Document or the first priority Lien of the Administrative Agent on the Collateral or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint;

      (b) the filing or commencement of any action, suit or proceeding against the Borrower or any of its Subsidiaries, whether at law or in equity or by or before any court or any federal, state, municipal or other governmental agency or authority which, if adversely determined, could reasonably be expected to:
(i) result in liability of the Borrower or any of its Subsidiaries in an amount of one million five hundred thousand dollars ($1,500,000) or more; or (ii) have a Material Adverse Effect if there were an adverse determination against the Borrower or any Subsidiary;

      (c) any Default or Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto; and

      (d) any development in the business or affairs of the Borrower or any of its Subsidiaries which management reasonably expects could have a Material Adverse Effect.

      SECTION 5.07. ERISA.

      (a) Pay and discharge promptly any liability imposed upon it pursuant to the provisions of Title IV of ERISA; provided, however, that neither the Borrower nor any ERISA Affiliate shall be required to pay any such liability if
(i) the amount, applicability or validity thereof shall be diligently contested in good faith by appropriate proceedings, and (ii) such Person shall have set aside on its books reserves which, in the opinion of a Responsible Officer of such Person, are adequate with respect thereto.

      (b) Deliver to the Administrative Agent, promptly, and in any event within thirty (30) days, after (i) the Borrower becomes aware of the occurrence of any Reportable Event, a copy of the materials that are filed with the PBGC, or the materials that would have been required to be filed if the thirty-day notice requirement to the PBGC was not waived, (ii) the Borrower or any ERISA Affiliate or an administrator of any Pension Plan files with participants, beneficiaries or the PBGC a notice of intent to terminate any such Plan, a copy of any such notice, (iii) the Borrower or any ERISA Affiliate or an administrator of any Pension Plan receives notice from the PBGC of the PBGC's intention to terminate any Pension Plan or to appoint a trustee to administer any such Plan, a copy of such notice, (iv) the Borrower or any ERISA Affiliate knows of any event or condition which could reasonably be expected to constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan, an explanation of such event or condition, (v) the receipt by the Borrower or any ERISA Affiliate receives an assessment of withdrawal liability under Section 4201 of ERISA from a Multiemployer Plan, a copy of such assessment, (vi) the Borrower or any ERISA Affiliate knows of any event or condition which could reasonably be expected to cause any one of them to incur a liability under Section 4062, 4063, 4064 or 4069 of ERISA or Section 412(n) or 4971 of the Code, an explanation of such event or condition, and (vii) the Borrower or any ERISA Affiliate knows that an application is to be, or has been, made to the Secretary of the Treasury for a waiver of the minimum funding standard under the provisions of Section 412 of the Code, a copy of such application, and in each case described in clauses (i) through (iii) and clauses (iv) through (vi) together with a statement signed by a Responsible Officer setting forth details as to such Reportable Event, notice, event or condition and the action which the Borrower or such ERISA Affiliate proposes to take with respect thereto; provided, however, that the Borrower shall not have any reporting obligation under this Section 5.07 with respect to any Reportable Event, notice, event or condition which, when taken together with all other Reportable Events, notices, events or conditions, could subject the Borrower or any ERISA Affiliate to any taxes, penalties or other liabilities which could not reasonably be expected to have a material adverse effect on the financial condition of the Borrower or any ERISA Affiliate.

      SECTION 5.08. Maintaining Records; Access to Properties and Collateral; Inspections. Maintain financial records in accordance with accepted financial practices and, upon prior written notice, permit any authorized representative designated by Administrative Agent to visit and inspect Borrower's locations and the Collateral subject to and consistent with the Borrower's security practices) during regular business hours and the financial records of the Borrower and its Subsidiaries, and permit any authorized representative designated by Administrative Agent to discuss the affairs, finances and condition of the Borrower with its Responsible Officers and its independent public accountants, as applicable; provided, that upon the occurrence of an Event of Default, any of the foregoing may be undertaken by any authorized representative designated by any Lender. At the Borrower's expense (which expense shall not, prior to the occurrence of any Default or Event of Default, exceed $15,000 during any Fiscal
Year), the Administrative Agent or Administrative Agent's designee shall have the right to inspect, verify, and audit, up to two times annually (or, upon the occurrence and during the continuance of an Event of Default, as often as the Administrative Agent may request), the existence and condition of the Collateral and the books and records of the Borrower and its Subsidiaries and their compliance with the terms and conditions of this Agreement and the other Credit Documents. The Required Lenders shall have the right to cause the Administrative Agent to conduct any such inspection and verification upon written request. Notwithstanding anything to the contrary contained herein, the Lenders and the Administrative Agent agree to make reasonable efforts to coordinate each of the foregoing visits and inspections through the Administrative Agent.

      SECTION 5.09. Use of Proceeds. Use the proceeds of the Revolving Credit Loans and the Seasonal Revolving Credit Loans as set forth in Section 3.13 hereof and only for such purposes.

      SECTION 5.10. [RESERVED].

      SECTION 5.11. Additional Guarantors and Pledge of Assets. Inform the Administrative Agent within five (5) Business Days before the creation or acquisition of any direct or indirect Subsidiary. The Borrower and the Lenders intend that any such new Subsidiary of the Borrower shall obtain the benefit of the Total Commitment and shall become a Guarantor pursuant to terms similar to each Guarantor on the date hereof. Within fifteen (15) Business Days from the acquisition or formation of any such additional Subsidiary, the Borrower shall cause such Subsidiary (a) to promptly execute, in form and substance satisfactory to the Administrative Agent, all documents necessary for such Subsidiary to become a Guarantor hereunder (including a Guaranty Agreement substantially in the form executed by the Guarantors as of the Closing Date), and (b) to effect such Subsidiary's conveyance of a first priority Lien in its assets (subject only to Permitted Liens) in favor of the Administrative Agent for the benefit of the Lenders securing the Obligations pursuant to the Security Documents. Any such additional Subsidiary's assets shall thereupon become part of the Collateral, and such Subsidiary's Cash Holdings (and other assets described in Section 1 of the Borrowing Base Report) shall thereupon become part of the Borrowing Base; provided, however, that the Administrative Agent may, in its sole discretion, audit and inspect such Subsidiary's assets (including, without limitation, such Subsidiary's Cash Holdings) at the Borrower's expense, and, if the results of such audit and inspection are not satisfactory to the Administrative Agent in its sole discretion, such Subsidiary's Cash Holdings shall no longer be part of the Borrowing Base. The Required Lenders shall have the right to cause the Administrative Agent to conduct such an audit and inspection upon written request and such audits and inspections shall be in addition to the audits described in Section 5.08 hereof. In addition, within fifteen (15) Business Days from the acquisition or formation of any additional Subsidiary of the Borrower, the Borrower shall execute, or shall cause its Subsidiary to execute, as applicable, all documents (including a Stock Pledge Agreement in form and content substantially similar to other Stock Pledge Agreements) necessary to effect the Borrower's or such Subsidiary's, as applicable, conveyance of a first priority Lien in the capital stock of such additional Subsidiary in favor of the Administrative Agent for the benefit of the Lenders securing the Obligations, and such additional Subsidiary's capital stock shall thereupon become part of the Collateral. If reasonably requested by the Administrative Agent, the Borrower shall cause its legal counsel to deliver to the Administrative Agent, simultaneously with the Credit Documents referred to in this Section 5.11, a legal opinion containing opinions reasonably requested by the Administrative Agent with respect to, if applicable, (i) the stock or asset acquisition, (ii) the formation of such Subsidiary, (iii) the pledge of such Subsidiary's capital stock to the Administrative Agent, (iv) the pledge of acquired assets to the Administrative Agent and the perfection of the Administrative Agent's security interest therein, (v) the addition of such Subsidiary as a Guarantor, and (vi) such other matters reasonably related thereto; such legal opinion to be in form and substance satisfactory to the Administrative Agent.

      SECTION 5.12 Environmental Legislation.

      (a) Comply in all material respects with all federal, state and local laws or regulations applicable to it that have been enacted or adopted regulating the discharge of substances into the environment or primarily for the purpose of protecting the environment ("Environmental Legislation"), and provide written notice to the Administrative Agent within five (5) days of the receipt by any Responsible Officer of the Borrower of any notice of any violation of any Environmental Legislation from any federal, state or local governmental authority charged with enforcing such Environmental Legislation, which violation alone, or together with other such violations, notice of which has been previously or concurrently received, does have or could reasonably be expected to have a Material Adverse Effect.

      (b) In the event that any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature ("Remedial Work") with respect to any of the properties of the Borrower or any of its Subsidiaries (whether owned, leased, subleased or used by such Person) is required to be performed by the Borrower or any of its Subsidiaries under any applicable local, state or federal law or regulation, any judicial order, or by any governmental entity because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a hazardous substance in or into the air, soil, groundwater, surface water or soil vapor, commence all such Remedial Work for which the Borrower or such Subsidiary is legally responsible under applicable federal, state or local law at or prior to the time required therefor under applicable laws, regulations or orders and thereafter diligently prosecute to completion all such Remedial Work in accordance with and within the time allowed under such applicable laws, regulations or orders of such governmental or nongovernmental entity, except where the necessity of the conduct of Remedial Work or obligation of Borrower is being contested in good faith in the manner provided by law or would not reasonably be expected to have a Material Adverse Effect.

      SECTION 5.13. Pay Obligations to Lenders and Perform Other Covenants. Make full and timely payment of the Obligations, whether now existing or hereafter arising, and duly comply with all the terms and covenants contained in this Agreement (including, without limitation, the borrowing limitations and mandatory prepayments in accordance with Article II hereof) or in any other Credit Document at the times and places and in the manner set forth herein or therein, as applicable.

      SECTION 5.14. Assurances. Promptly execute and deliver any and all other and further agreements, documents, instruments, and other writings which may be requested by the Administrative Agent in good faith to cure any defect in the execution and delivery of any Credit Document or more fully to describe particular aspects of the agreements set forth in the Credit Documents or intended to be set forth. Without limitation of the foregoing, the Borrower shall use its best efforts to deliver to Administrative Agent (i) Letter Agreements, substantially in the forms of Exhibit F-1 and F-2 attached hereto, duly executed by the Administrative Agent, the Borrower and depository institutions where the Borrower deposits its cash, checks or other remittances and (ii) Letter Agreements, substantially in the form of Exhibit G attached hereto, duly executed by the Administrative Agent, the Borrower and armored car companies that transport Company's cash, checks or other remittances.

      SECTION 5.15.Certain Changes. Notify the Administrative Agent at least thirty (30) days prior to the date that any of the Borrower or any Guarantor changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records or the location of any of the Collateral.

      SECTION 5.16. Assignment of Leases. At the request of Required Lenders, or after the occurrence of an Event of Default at the request of Administrative Agent, promptly execute and deliver, in form and substance satisfactory to Administrative Agent, assignments of leases and/or leasehold deeds of trust with respect to any real property leases of office space or real property leases covering any of Borrower's or its Subsidiaries' stores; provided, however, that Borrower and its Subsidiaries shall not be required to deliver an assignment of lease with respect to any particular lease of office space or store if (i) the consent of the relevant landlord is required as a condition to such assignment, and (ii) despite its best efforts to do so, Borrower or its Subsidiary, as the case may be, is unable to obtain such consent from the relevant landlord.

      SECTION 5.17. Third-Party Payables. Pay, or otherwise perform in respect of, all Third-Party Payables in accordance with the terms and provisions of the agreements governing or otherwise relating to such Third-Party Payables.

      SECTION 5.18. Interest Rate Hedging. From and after the Closing Date, cause an amount equal to or greater than the Acceptable Sum of the principal amount of the sum of all Funded Indebtedness of the Borrower and its Subsidiaries (other than ACE Funding) to (i) bear interest at a fixed rate or
(ii) be subject to a Hedging Contract that is an Acceptable Hedging Contract, each for a minimum term of one year. As used herein, "Acceptable Hedging Contract" shall mean a Hedging Contract entered into by the Borrower or one of its Subsidiaries (other than ACE Funding) with the purpose and effect of fixing interest rates on a principal amount of Indebtedness of such Person that is accruing interest at a variable rate, provided that (i) the aggregate notional amount of such Hedging Contract never exceeds one hundred percent (100%) of the anticipated outstanding principal amount of the Indebtedness to be hedged by such Hedging Contract or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, (ii) the floating rate index of such Hedging Contract generally matches the index used to determine the floating rates of interest on the corresponding indebtedness to be hedged by such Hedging Contract, and (iii) each such Hedging Contract is with a counterparty or has a guarantor of the obligation of the counterparty which (unless such counterparty is a Lender or an Affiliate of a Lender) at the time such Hedging Contract is made has long-term unsecured and unenhanced debt obligations rated AA or Aa2 (or their equivalents) or better or is an investment-grade industry participant or otherwise acceptable to Required Lenders. As used herein, "Acceptable Sum" shall mean, as of any date of determination, the lesser of (i) $30,000,000 and (ii) fifty percent of the average amount of the unpaid Loans outstanding during the prior month. ---

      SECTION 5.19. Compliance with Agreements. Perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract, or other instrument or obligation to which it is a party or by which any of its properties is bound.

                         ARTICLE VI. NEGATIVE COVENANTS

      The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect, or the principal of or interest on any Loan or Note, any Commitment Fee or any other fee, expense or amount payable hereunder or in connection with any of the Credit Transactions shall be unpaid, unless the Required Lenders shall otherwise consent in writing, it will not and will not cause or permit any of its Subsidiaries and, in the case of Section 6.14 hereof, any ERISA Affiliate to, either directly or indirectly:

      SECTION 6.01. Liens. Incur, create, assume or permit to exist any Lien on any of its property or assets (including the stock of any direct or indirect Subsidiary), whether owned at the date hereof or hereafter acquired, or assign or convey any rights to or security interests in any future revenues, except ("Permitted Liens"):

      (a) Liens incurred and pledges and deposits made by the Borrower or any of its Subsidiaries in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits;

      (b) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens and other similar liens, incurred in good faith in the ordinary course of the business of the Borrower or any of its Subsidiaries and securing obligations which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings as to which the Borrower or any of its Subsidiaries, as the case may be, shall, to the extent required by GAAP, applied on a consistent basis, have set aside on its books adequate reserves;

      (c) Liens securing the payment of taxes, assessments and governmental charges or levies, that are not delinquent or are being diligently contested in good faith by appropriate proceedings and as to which reserves have been established in an amount not less than the aggregate amount secured by such Liens (including, without limitation, the amount of taxes and assessments being contested and any interest and penalties payable in respect thereof), and for which levy and execution has not issued or continues to be stayed, provided, that such Liens do not individually or collectively detract materially from the value of the property of the Person in question or materially impair the use of that property in the operation of its business;

      (d) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, or restrictions on the use of real property of the Borrower or any of its Subsidiaries or minor irregularities of title with respect thereto (and with respect to leasehold interests, mortgages, obligations, Liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the property being leased by the Borrower or its Subsidiaries, but not covering the leasehold interests or any other property of the Borrower and its Subsidiaries, with or without consent of the lessee) which do not in the aggregate materially detract from the value of said property or assets or materially impair the use thereof in the operation of its business;

      (e) Liens (including any Capitalized Lease to the extent the same is an item of Indebtedness permitted under Section 6.03) originally created to secure payment of a portion of the purchase price or construction costs, as the case may be, relating to any real property or equipment or any interest therein, upon such real property, equipment (including furniture and fixtures) or interest therein; provided, that (i) the outstanding principal amount of Indebtedness secured by any such Lien does not exceed one hundred percent (100%) of the purchase price actually paid by the Borrower or any of its Subsidiaries (or, in the case of a Capitalized Lease, by the owner) for the real property or equipment or interest therein which is encumbered by such Lien, and/or the construction costs actually incurred by the Borrower or any of its Subsidiaries with respect to the improvements thereto, as the case may be, (ii) the Indebtedness secured by any such Lien (including, in the case of any Capitalized Lease, the Capitalized Lease Obligation in respect of such Capitalized Lease) is permitted under Section 6.03, and (iii) any such Lien does not encumber any other asset at any time owned by the Borrower or any of its Subsidiaries;

      (f) Liens existing on the Closing Date and described on Schedule 6.01 attached hereto, but not the extension, renewal or refunding of the Indebtedness secured thereby (except as permitted as described on Schedule 6.01);

      (g) Liens created in favor of the Administrative Agent which secure the Obligations, Liens in favor of Travelers which secure the obligations of the Borrower and its Subsidiaries in respect of the Travelers Documents and Liens securing Senior Subordinated Indebtedness otherwise permitted hereunder;

      (h) constitutional, statutory and contractual Liens of landlords for sums not yet due and payable; and good-faith pledges or deposits that may not cover any other assets except cash proceeds of such pledges or deposits made to secure
(i) the Borrower's or any Subsidiary's performance of bids, tenders, contracts (except for the repayment of borrowed money), or leases, (ii) statutory obligations, surety, or appeal bonds, or indemnity, performance, or other similar bonds benefiting the Borrower or any Subsidiary, or (iii) liabilities to insurance carriers under insurance or self-insurance arrangements and other obligations of a like nature, so long as, in each case such Liens (x) do not secure obligations constituting Indebtedness and (y) are incurred in the ordinary course of business; and

      (i) Liens granted by ACE Funding pursuant to the Loan and Servicing Agreement.

      SECTION 6.02. Sale and Lease-Back Transactions. Except as set forth on
Schedule 6.02, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, and used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except for any such arrangements that are entered into in the Borrower's ordinary course of business.

      SECTION 6.03. Indebtedness for Borrowed Money and Guarantees.

      (a) Incur, create, assume or permit to exist any Indebtedness for borrowed money (excluding Guarantees) that is secured by Liens other than (i) Indebtedness secured by Permitted Liens in an amount not to exceed three million dollars ($3,000,000) per item of Indebtedness and five million dollars ($5,000,000) in the aggregate; (ii) Senior Subordinated Indebtedness in an amount not to exceed forty million dollars ($40,000,000) in the aggregate, (iii) Indebtedness existing on the date hereof and listed in Schedule 6.03 hereto; provided, that, such Indebtedness shall not after the date hereof (A) increase in amount (except increases subject to limitations in amount in existence on the date hereof); (B) be secured by Liens not in existence on the date hereof, or
(C) change in regard to seniority in any respect; and (iv) Indebtedness incurred hereunder (including, without limitation, any drawings under any Letter of Credit).

      (b) Incur, create, assume or permit to exist any Guarantees other than (without duplication): (i) Guarantees of the Obligations and (ii) Guarantees for the benefit of Travelers in respect of the Borrower's obligations under the Money Order Agreement.

      (c) Incur, create, assume or permit to exist any unsecured Indebtedness other than (i) current accounts payable and unsecured current liabilities (not the result of borrowing) incurred in the ordinary course of business of the Borrower to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms, including (without limitation) obligations pursuant to the Money Order Agreement, (ii) Indebtedness evidenced by Deferred Payment Obligations (other than the Indebtedness permitted by clause (iii) below) in an amount not to exceed four million dollars ($4,000,000) in the aggregate at any time, and (iii) Indebtedness evidenced by Deferred Payment Obligations with respect to the Alpha Acquisition in an amount not to exceed three million dollars ($3,000,000).

      (d) Incur, create, assume or permit to exist any Indebtedness under Hedging Contracts other than Hedging Contracts with a Lender or an Affiliate of a Lender, in each case in accordance with Section 5.18 hereof.

      SECTION 6.04. Equity Interest in Subsidiaries Equity Interests in
Borrower.

      (a) Sell, transfer, encumber, pledge or otherwise dispose of any Equity Interests (including, without limitation, Preferred Stock and any options, warrants or other rights to acquire any Equity Interests) in any Subsidiary or permit any of its Subsidiaries to issue any additional Equity Interests other than to the Borrower or to a Subsidiary of the Borrower that is a

Guarantor; or otherwise permit any Subsidiary to be other than a direct or indirect wholly-owned Subsidiary.

      (b) Sell or otherwise issue any Equity Interests (including, without limitation, Preferred Stock and any options, warrants or other rights to acquire any Equity Interests) in Borrower; provided, however, that Borrower may issue and or sell additional shares of its common stock, and may grant options, warrants, and other rights to acquire its common stock, in each case after the Closing Date only if no Event of Default has occurred and is continuing hereunder or would otherwise occur as a result of any such issuance and sale.

      SECTION 6.05. Consolidations, Mergers and Sales of Assets. (a) Directly or indirectly consolidate with or merge into any other Person, or permit another Person to merge into it, unless it is a Guarantor merging into the Borrower (with the Borrower being the surviving entity) or another Guarantor; provided, that, (i) such entity has provided the Administrative Agent with written notice at least ten (10) Business Days prior to such merger, (ii) all Liens in favor of the Administrative Agent granted by such entities continue to be valid, perfected and first priority (except for pre-existing Liens on the assets of such other Person which are also Permitted Liens, and (iii) in no event shall ACE Funding merge into Borrower or any Subsidiary of Borrower, (b) acquire all or substantially all the Equity Interests or other ownership interests in, any other Person (except for Acceptable Acquisitions that also comply with Section 5.11), (c) sell, lease, transfer or assign to any Persons or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), or (d) otherwise sell any of its assets other than assets which are of nominal value or obsolete or are replaced by assets of equal suitability and value; provided, however, that (i) the Borrower and its Subsidiaries may sell only fixed assets (i.e., furniture, fixtures, and equipment), goodwill, and leasehold interests in connection with the disposition of stores in the ordinary course of business (but in no event cash, checks, accounts, receivables or working capital) in an amount not to exceed $7,500,000 in the aggregate in any Fiscal Year, and (ii) any Guarantor may sell or lease any of its assets to the Borrower or to another Guarantor if and only if all Liens on any such assets in favor of the Administrative Agent continue to be valid, perfected and first priority subsequent to such sale or lease.

      SECTION 6.06. Loans and Advances. Make any loan or advance to any other Person other than (without duplication):

      (a) Advances by Borrower or any Subsidiary to its employees, other than corporate officers, for salary and other compensatory benefits, travel advances, advances against commissions and other similar advances in the ordinary course of business, provided that the amount of such advances does not exceed $200,000 in the aggregate at any time;

      (b) Loans and advances to any wholly-owned Subsidiary which is also a Guarantor;

      (c) Loans and advances existing on the date hereof and listed on Schedule
6.06 hereto, but not the increase, extension, renewal or refunding thereof;

      (d) Loans and advances to the Borrower's retail financial service customers in the ordinary course of its business; or

      (e) Loans to ACE Funding by Borrower permitted under Section 6.21.

      SECTION 6.07. Net Worth. At any time, permit Net Worth of the Borrower and its Subsidiaries on a Consolidated basis at any time to be less than $133,700,000; plus (b) seventy-five percent (75%) of all Net Income earned after the Closing Date during any completed fiscal quarter, provided, however that fiscal quarters in which Net Income is a negative amount will be excluded from the calculation of Net Income earned after the Closing Date, plus (c) an amount equal to all proceeds of any offering of Equity Interests (net of offering and professional fees and expenses) by the Borrower or any of its Subsidiaries occurring after the Closing Date that is permitted hereunder.

      SECTION 6.08. EBITDA. At the end of any fiscal quarter, permit the aggregate EBITDA on a Consolidated basis for the four previous quarters to be less than eighty-five percent (85%) of the aggregate EBITDA of the Borrower and its Subsidiaries on a Consolidated basis for the four consecutive fiscal quarters reported at the prior fiscal quarter end.

      SECTION 6.09. Debt to EBITDA Ratio. At the end of any fiscal quarter, permit the Debt to EBITDA Ratio to be more than (i) 2.75 to 1.00 from the Closing Date through and including December 31, 2005 and (ii) 2.50 to 1.00 at any time thereafter. For purposes of this Section 6.09 only, the EBITDA of any Person acquired by the Borrower or its Subsidiaries pursuant to an Acceptable Acquisition during any period shall be included in the Debt to EBITDA Ratio on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if (a) with respect to any such Acceptable Acquisition of such Person, the consolidated balance sheet of such acquired Person as at the end of the period preceding the acquisition of such Person and its consolidated subsidiaries and the related statements of income and stockholders' equity and of cash flows for the period in respect of which the Debt to EBITDA Ratio is to be calculated have been reported on, unless such audit requirement is waived by Administrative Agent, without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing and (b) if any such Acceptable Acquisition involved the incurrence of Funded Indebtedness, the incurrence of such Funded Indebtedness was permitted hereunder; provided, however, that no recalculation of the Debt to EBITDA Ratio pursuant to this sentence shall have any effect on the Applicable Margin until the first Adjustment Date occurring after each such recalculation.

      SECTION 6.10. Cash Flow Coverage Ratio. At the end of any fiscal quarter, permit the Cash Flow Coverage Ratio of the Borrower and its Subsidiaries on a Consolidated basis to be less than 1.25 to 1.00.

      SECTION 6.11. Use of Proceeds. Permit the proceeds of any Loan to be used for any purpose which entails a violation of, or is inconsistent with, Regulation T, U or X of the Board or Section 3.13 hereof.

      SECTION 6.12. ERISA.

      (a) Engage in any transaction in connection with which the Borrower or any ERISA Affiliate could be subject to either a material civil penalty assessed pursuant to the provisions of

Section 502 of ERISA or a material tax imposed under the provisions of Section 4975 of the Code.

      (b) Terminate any Pension Plan in a "distress termination" under Section 4041 of ERISA, or take any other action which could result in a material liability of the Borrower or any ERISA Affiliate to the PBGC.

      (c) Fail to make payment when due of all amounts which, under the provisions of any Plan, the Borrower or any ERISA Affiliate is required to pay as contributions thereto, or, with respect to any Pension Plan, permit to exist any material "accumulated funding deficiency" (within the meaning of Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect thereto.

      (d) Adopt an amendment to any Pension Plan requiring the provision of security under Section 307 of ERISA or Section 401(a)(29) of the Code.

      SECTION 6.13. Modifications of Certain Indebtedness; Other Agreements. Without the prior written consent of the Administrative Agent, amend, modify, restate, or supplement the Travelers Documents if such amendment, modification, or restatement could reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any Subsidiary shall amend or modify any other agreement existing on the date hereof, to which the Borrower or any Subsidiary is a party, if such amendment or modification would materially and adversely affect the interests of the Lenders.

      SECTION 6.14. Transactions with Affiliates. Except as otherwise specifically set forth in this Agreement and except for (i) leases negotiated in connection with Acceptable Acquisitions, (ii) transactions permitted pursuant to the terms of this Agreement, or (iii) leases entered into in the ordinary course of establishing or maintaining the Borrower's retail locations, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or enter into any other transaction with, any of its Related Parties, Affiliates or agents or any relative thereof, except at fair and reasonable prices and on terms not less favorable to it than that which would have been obtained in an arm's-length transaction with a Person which is not a Related Party or an Affiliate.

      SECTION 6.15. Other Agreements. Enter into (a) any agreement which requires it to comply with any financial covenant to the extent that such financial covenant could reasonably be expected to be more restrictive than any of the financial covenants contained in this Agreement, unless this Agreement is amended to include such financial covenant contemporaneously upon the execution and delivery of such other agreement, or (b) without the prior written consent of the Required Lenders, any agreement for the acquisition of the stock or substantially all assets of any other business entity which cannot be terminated prior to the closing thereof either in the sole discretion of the Borrower or in exchange for a payment not to exceed $10,000, unless such proposed acquisition is an Acceptable Acquisition.

      SECTION 6.16. Restricted Payments. At any time (a) through any outlay other than issuance of the Borrower's or a Subsidiary's own stock or cash payments in lieu of the issuance of fractional shares (i) redeem, retire, otherwise acquire, or prepay, directly or indirectly, any

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shares of its capital stock, or any other Equity Interest (except for repayments upon forfeiture of restricted stock issued to issued to officers, directors, and employees of amounts paid to Borrower by such parties for such restricted stock); (ii) declare or pay any cash dividend (except for cash dividends paid to the Borrower or any wholly-owned Subsidiary of Borrower that is a Guarantor or distributions paid by ACE Funding to the Borrower); or (iii) make any other distribution of any property or cash to owners of an equity interest in their capacity as such (except distributions of property or cash to the Borrower or any Guarantor) or (b) make any payment in respect of Indebtedness that is permitted under Section 6.03; provided, however, that:

            (i) the Borrower may make regularly scheduled payments of principal and interest on all Indebtedness permitted under Section 6.03 so long as no Default or Event of Default has occurred, is continuing, or would result therefrom,

            (ii) notwithstanding the foregoing clause (i), the Borrower may make regular payments in respect of the Third Party Payables in the ordinary course of business irrespective of the occurrence or continuance of a Default under clause (a), (b), (c), (d), (g), (h), (i), (j), (k), (l),
      (m), (n), (o), or (p) of Article VII hereof (or Event of Default resulting from such a Default), and

            (iii) notwithstanding the foregoing, the Borrower may make payments not otherwise permitted in clauses (i) and (ii) above in an amount not to exceed $20,000,000 in the aggregate, so long as no Default or Event of Default has occurred, is continuing, or would result therefrom.

      SECTION 6.17. Limitation on Investments. Make or permit to exist, any capital contributions to, or make any investment in, or purchase or commit to purchase any Equity Interest or evidences of indebtedness of or interests in any Person which is not a Subsidiary ("Investments"), except the following:

      (a) Liquid Investments;

      (b) Acceptable Acquisitions, so long as no Default or Event of Default has occurred and is continuing;

      (c) trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

      (d) Investments existing on the date hereof and described on Schedule
6.17;

      (e) Investments in ACE Funding by Borrower permitted under Section 6.21;

      (f) the Alpha Acquisition, so long as no Default or Event of Default has occurred and is continuing at the time thereof or would result therefrom; and

      (g) promissory notes payable to Borrower in an aggregate amount not to exceed $2,000,000 (including the promissory note set forth on Schedule 6.17) and issued as consideration for the sale of assets otherwise permitted by Section 6.05(d).

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      SECTION 6.18. Change in Business. Engage in any business not of the same general type as, or reasonably related to, those conducted by the Borrower on the Closing Date.

      SECTION 6.19. Capital Expenditures. Make any Capital Expenditures in excess of the aggregate amount of (i) $9,750,000 in Fiscal Year 2004; and (ii) $20,000,000 in Fiscal Year 2005 and thereafter. To the extent that any amount of permitted Capital Expenditures is not used during any Fiscal Year, then up to $2,000,000 of such unexpended amount may be carried forward and expended during the next Fiscal Year; provided, however, that (a) no amount of permitted Capital Expenditures may be carried forward for more than one Fiscal Year and (b) during any Fiscal Year in which such unexpended amounts have been carried forward, all Capital Expenditures shall be deemed to apply first to the amount carried forward and then to the amount of Capital Expenditures permitted during such Fiscal Year.

      SECTION 6.20. Deposit Accounts and Armored Couriers. Borrower shall not, at any time after the Closing Date, permit (i) more than 5% of the aggregate amount of Borrower's Cash Holdings and each Subsidiary's Cash Holdings held in deposit accounts to be held in Deposit Accounts maintained by financial institutions with which there is no Letter Agreement and (ii) more than 5% of the aggregate dollar amount of Borrower's Cash Holdings and instruments and each Subsidiary's Cash Holdings and instruments to be transported by armored couriers with which there is no Letter Agreement.

      SECTION 6.21. ACE Funding. Notwithstanding anything to the contrary contained in this Agreement, (i) ACE Funding shall not incur or be liable in respect of any Indebtedness other than Unrestricted Indebtedness in favor of Autobahn Funding Company LLC ("ACE Funding Lender"), and such Unrestricted Indebtedness may be secured by Liens on any or all of ACE Funding's assets or properties, (ii) ACE Funding shall not be a Borrower under this Agreement and shall not obtain the benefit of the Revolving Credit Commitment or the Seasonal Revolving Credit Commitment (provided, however, that the Borrower shall be permitted to (a) make an equity investment in ACE Funding not to exceed $1,000,000 and (b) loan to ACE Funding up to the lesser of (x) $3,000,000 or (y) one percent (1%) of the total aggregate financial commitment of the ACE Funding Lender to ACE Funding, during the Usage Period for purposes of allowing ACE Funding to (1) satisfy its minimum funding requirements under one or more reserve accounts to be established by ACE Funding in favor of the ACE Funding Lender and (2) provide cash to its self-service check cashing machines in various H&R Block business locations (hereinafter referred to as "SSMs")), (iii) ACE Funding shall not be required to become a Guarantor hereunder, (iv) neither Borrower nor ACE Funding shall allow ACE Funding Lender to have or obtain a Lien on any assets or properties of the Borrower or any of its other Subsidiaries,
(v) except as provided in this Section 6.21, neither Borrower nor any of its other Subsidiaries will engage in any transaction (excluding transactions contemplated by the Loan and Servicing Agreement) merger or consolidation with ACE Funding or provide any credit support for any Unrestricted Indebtedness which ACE Funding is permitted to incur hereunder, (vi) ACE Funding shall not own any Equity Interest in, or Indebtedness of, the Borrower or any of its other Subsidiaries, (vii) neither Borrower nor any of its other Subsidiaries will sell, lease, transfer or otherwise assign any of its assets or properties to, or acquire, for any amount of consideration, any assets or properties of, or enter into any contract or agreement with ACE Funding (provided, however, that the Borrower shall be permitted to lease its SSMs to ACE Funding) and (viii) except as specifically permitted under clause (ii) above, neither Borrower nor any of its other Subsidiaries will make any loans or advances to, or make any equity investments in, ACE Funding (other than the minimum equity investment, if any, required to form ACE Funding under its jurisdiction of organization); provided, however, that at any time ACE Funding or Borrower fails to comply with this Section 6.21, ACE Funding shall be immediately required to execute and deliver Credit Documents of the type required of newly created Subsidiaries of Borrower under Section 5.11.

      SECTION 6.22. Restrictive Agreements. Except as provided in the Loan and Servicing Agreement, create any restriction of any kind on the ability of any Subsidiary (including but not limited to ACE Funding) to: (i) pay dividends or make any other distributions to the Borrower or any Subsidiary of the Borrower,
(ii) pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (iii) make loans or advances to the Borrower or any Subsidiary of the Borrower, (iv) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, or (v) grant a Lien on any of its properties or assets.

      SECTION 6.23. Miscellaneous.

      (a) Neither the Borrower nor any of its Subsidiaries shall change its Fiscal Year from ending on June 30 or method of accounting (other than immaterial changes in methods), except as required by GAAP.

      (b) Neither the Borrower nor any of its Subsidiaries shall relocate its principal executive offices or other facilities or its jurisdiction of incorporation, organization or formation, or establish new business locations or store any inventory or other assets at a location not identified to Administrative Agent on or before the date hereof, without providing not less than thirty (30) days advance written notice to Administrative Agent.

      (c) Neither the Borrower nor any of its Subsidiaries shall change its corporate name or establish new or additional trade names without providing less than 30 days advance written notice to Administrative Agent.

      (d) Neither the Borrower nor any of its Subsidiaries will request any extension of credit hereunder which causes (after giving effect to such credit extension) the aggregate principal amount of all Loans outstanding, plus the amount of the LC Exposure, to exceed the amount of the Borrowing Base on the date of such request.

                         ARTICLE VII. EVENTS OF DEFAULT

      If any of the following events ("Events of Default") shall occur:

      (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

      (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of two (2) Business Days after written notice thereof from Administrative Agent;

      (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Credit Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Credit Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

      (d) (i) default shall be made in the due observance or performance of any covenant, condition or agreement to be observed or performed on the part of the Borrower or any of its Subsidiaries pursuant to Sections 5.06, 5.08, 5.11 or
5.13 or Articles II, VI or IX of this Agreement, or (ii) default shall be made in the due observance or performance of any covenant, condition or agreement to be observed or performed on the part of Borrower or any of its Subsidiaries pursuant to Sections 5.01, 5.02, 5.03 or 5.05 of this Agreement and such default shall continue unremedied for five (5) or more consecutive Business Days after the earlier of (x) the date notice thereof shall have been given to the Borrower by any Lender, or (y) the date on which such failure becomes known to any Responsible Officer of the Borrower; or (iii) default shall be made in the due observance or performance of any other covenant, condition or agreement to be observed or performed on the part of the Borrower or any of its Subsidiaries pursuant to this Agreement or any other Credit Document and not otherwise covered by this Article VII and such default shall continue unremedied for thirty (30) or more consecutive Business Days after the earlier of (x) the date notice thereof shall have been given to the Borrower or such Subsidiary by any Lender, or (y) the date on which such failure becomes known to any Responsible Officer of the Borrower or such Subsidiary; provided, however, the grace periods provided for in this paragraph (d) shall be void and of no effect unless the Borrower shall, to the extent the Borrower has actual knowledge thereof, provide prompt notice to the Administrative Agent (in writing) of (A) the occurrence or expected occurrence of such Default, with a certification to the Administrative Agent of the Borrower's good faith expectation that such Default shall be cured by the Borrower before the end of the grace period; and (B) the occurrence of the Borrower's cure of the Default before the end of the grace period. During the grace period, a Default shall be deemed to have occurred and be continuing until actually cured by the Borrower. If any such Default is not cured before the end of the grace period, the Administrative Agent shall have all of the rights described in this Article VII and each of the other Credit Documents without any restriction imposed by this paragraph (d) whatsoever;

      (e) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (f) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) take any action for the purpose of effecting any of the foregoing, or (vii) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

      (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 45 days or an order or decree approving or ordering any of the foregoing shall be entered;

      (g) the aggregate principal amount of all Loans outstanding, plus the amount of the LC Exposure exceeds the Borrowing Base more than three (3) times during any consecutive twelve (12) month period;

      (h) default shall be made with respect to any Indebtedness or under any Capitalized Lease Obligation of the Borrower or any Subsidiary of the Borrower in an amount exceeding one million dollars ($1,000,000) if the effect of any such default shall be to accelerate, or to permit the holder or obligee of any such Indebtedness or under such Capitalized Lease Obligations (or any trustee on behalf of such holder or obligee) at its option to accelerate the maturity of such Indebtedness or such Capitalized Lease Obligation, or any other event occurs, the effect of which default or other event is to cause such Indebtedness or such Capitalized Lease Obligation in an amount exceeding one million dollars ($1,000,000) to be demanded or to become due or to be repurchased, required to be prepaid, defeased or redeemed (automatically or otherwise), or require an offer to repurchase, prepay, defease or redeem such Indebtedness to be made by the Borrower or any Subsidiary of the Borrower prior to its stated maturity; provided, however, an Event of Default for purposes of this clause (h) shall not be deemed to exist due to the acceleration of the maturity of any obligation to a Lender or an affiliate (within the meaning of Regulation U) of a Lender solely by reason of a default in the performance of a term or condition in any agreement or instrument under or by which such obligation is created, evidenced or secured, which term or condition restricts the right of the Borrower or any other Person to sell, pledge or otherwise dispose of any margin stock (within the meaning of Regulation U) held by the Borrower or any such other Person;

      (i) a Reportable Event (other than a Reportable Event with respect to which the thirty (30) day notice requirement under Section 4043 of ERISA has been waived) shall have occurred with respect to a Pension Plan, (ii) the Borrower, any ERISA Affiliate, or an administrator of any Plan files a notice of intent to terminate such a Plan in a "distress termination" under the provisions of Section 4041 of ERISA, (iii) the receipt of notice by the Borrower, any ERISA Affiliate, or an administrator of a Pension Plan that the PBGC has instituted proceedings to terminate (or appoint a trustee to administer) such a Pension Plan or Multiemployer Plan, (iv) any other event or condition exists which might, in the reasonable opinion of the Administrative Agent, constitutes grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan or Multiemployer Plan by the PBGC, (v) a Pension Plan fails to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under the provisions of Section 412(d) of the Code, (vi) the Borrower or any ERISA Affiliate has incurred, or is likely to incur, a liability under the provisions of Section 4062, 4063, 4064 or 4201 of ERISA, (vii) the Borrower or any ERISA Affiliate fails to pay the full amount of an installment required under Section 412(m) of the Code, and in each case in clauses (i) through (vii) of this paragraph (i), such event or condition, together with all other such events or conditions, if any, could subject the Borrower or any ERISA Affiliate to any taxes, penalties or other liabilities which could have a material adverse effect on the financial condition of the Borrower and any ERISA Affiliate taken as a whole;

      (j) the Borrower or any ERISA Affiliate (i) shall have been notified by the sponsor of a Multiemployer Plan that it has incurred any material withdrawal liability to such Multiemployer Plan, and (ii) does not have reasonable grounds for contesting such withdrawal liability and is not in fact contesting such withdrawal liability in a timely and appropriate manner;

      (k) any final judgment or judgments for the payment of money shall be rendered by a court or other tribunal against the Borrower or any Subsidiary of the Borrower (but only to the extent that the same (i) is not fully covered by insurance or (ii) if fully covered by insurance, the carrier of such insurance has denied liability under such insurance) which when taken together with all other such judgments which remain outstanding and unpaid exceed(s) one million dollars ($1,000,000) (excluding the amount of commercially reasonable deductibles under insurance) and (x) any such judgment or judgments shall remain undischarged or unstayed for more than thirty (30) days, whether consecutive or not, or (y) any judgment creditor shall legally commence actions to collect on or enforce such judgment; or after the Closing Date, the Borrower and/or its Subsidiaries (other than ACE Funding) shall settle any lawsuit or cause of action filed against it or them requiring the Borrower and/or its Subsidiaries (other than ACE Funding) to pay an amount (net of insurance proceeds) (i) equal to or greater than $5,000,000 with respect to any single lawsuit or cause of action or (ii) equal to or greater than $10,000,000 with respect to all lawsuits or causes of action in the aggregate;

      (l) this Agreement or any other Credit Document shall for any reason cease to be, or shall be asserted by the Borrower or any Guarantor not to be, a legal, valid and binding obligation of such Person, enforceable in accordance with its terms;

      (m) any Guarantor revokes, terminates or fails to perform any of the terms, conditions, covenants or provisions of any Guaranty Agreement, Security Document, endorsement or other agreement of such Person to the Lenders;

      (n) any Change in Control;

      (o) any event or change in circumstances occurs which could reasonably be expected to result in a Material Adverse Effect; or

      (p) a Travelers Event of Default;

then, and in every such event (other than an event with respect to the Borrower described in clause (e) or (f) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the

Borrower, take either or all of the following actions, at the same or different times: (i) terminate the Total Revolving Credit Commitments and/or the Total Seasonal Revolving Credit Commitments, and thereupon the Total Revolving Credit Commitments and/or the Total Seasonal Revolving Credit Commitments, as applicable, shall terminate immediately, and terminate the obligations of Issuing Lender to issue or cause to be issued Letters of Credit, (ii) demand that the Borrower provide to Issuing Lender, and the Borrower upon such demand agrees to provide, cash collateral in an amount equal to the LC Exposure of the Borrower then existing, such cash collateral to be deposited in a cash collateral account to be held by Administrative Agent for the benefit of Issuing Lender, and (iii) declare the Loans then outstanding, and all reimbursement obligations in respect of drawings under Letters of Credit then outstanding, to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans and reimbursement obligations in respect of drawings under Letters of Credit then outstanding so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (e) or (f) of this Article, the Total Revolving Credit Commitments and the Total Seasonal Revolving Credit Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                       ARTICLE VIII. ADMINISTRATIVE AGENT

      Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, the Security Documents, and the other Credit Documents together with such actions and powers as are reasonably incidental thereto. Each Lender hereby authorizes Administrative Agent to execute and deliver the Intercreditor Agreement on behalf of such Lender.

      The Lenders and the Issuing Bank irrevocably authorize the Administrative Agent, at its option and in its discretion, (a) to release any Lien on any property granted to or held by the Administrative Agent under any Credit Document (i) upon termination of the Total Revolving Commitments and Total Seasonal Revolving Credit Commitment and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Credit Document, or (iii) subject to Section 9.02, if approved, authorized or ratified in writing by the Required Lenders; and (b) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Article VIII.

      The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

      The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders and/or other Persons as shall be necessary hereunder), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders and/or other Persons as shall be necessary hereunder) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document,
(v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or (vi) the existence, genuineness, or value of any Collateral or the validity, effectiveness, perfection, priority or enforceability of Liens in or on any of the Collateral.

      The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

      The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The

Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

      Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Administrative Agent, the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03(b) shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

      Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

      EACH LENDER SEVERALLY AGREES TO INDEMNIFY (TO THE EXTENT NOT REIMBURSED BY THE BORROWER UNDER SECTION 9.03(b)) EACH OF THE ADMINISTRATIVE AGENT AND EACH RELATED PARTY OF THE ADMINISTRATIVE AGENT (EACH SUCH PERSON BEING CALLED IN THIS PARAGRAPH AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (COLLECTIVELY BEING CALLED IN THIS PARAGRAPH, THE "COSTS"): (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (ii) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A

DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (iii) THE COLLATERAL OR THE EXERCISE OF REMEDIES IN RESPECT OF THE COLLATERAL, (iv) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (v) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, IN EACH CASE IN ACCORDANCE WITH SUCH LENDER'S APPLICABLE PERCENTAGE (DETERMINED AS OF THE TIME THAT THE APPLICABLE UNREIMBURSED EXPENSE OR INDEMNITY PAYMENT IS SOUGHT) OF SUCH COSTS. THE FOREGOING IS INTENDED TO INDEMNIFY AND HOLD HARMLESS EACH INDEMNITEE TO THE EXTENT THAT SUCH COSTS RESULTED FROM THE NEGLIGENCE OR ALLEGED NEGLIGENCE OF SUCH INDEMNITEE (WHETHER SOLE, COMPARATIVE, CONTRIBUTORY, OR OTHERWISE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE

                           ARTICLE IX. MISCELLANEOUS

      SECTION 9.01. Notices. Except as otherwise expressly provided, notices, consents and other communications provided for herein shall be in writing and shall be delivered or mailed (or in the case of facsimile communication, delivered by graphic scanning, telecopier or other telecommunications equipment, with receipt confirmed) addressed to (or such other address as shall be designated by such party in a written notice to the other parties):

           if to the Borrower:           ACE Cash Express, Inc.
                                         1231 Greenway Drive, Suite 800
                                         Irving, Texas 75038
                                         Attn.: Walter E. Evans
                                         Telephone:(972) 550-5040
                                         Facsimile:(972) 582-1426

           with a copy to:               Gardere Wynne Sewell L.L.P.
                                         3000 Thanksgiving Tower
                                         Dallas, Texas 75201
                                         Attn.: Richard A. Tulli, Esq.
                                         Telephone:(214) 999-4676
                                         Facsimile:(214) 999-3676

           if to the Administrative
           Agent:                        Wells Fargo Bank, National Association
                                         4975 Preston Park Road, Suite 280
                                         Plano, Texas 75093
                                         Attn.: Christina M. Roche
                                         Telephone:(972) 559-5301
                                         Facsimile:(972) 867-5674
           with a copy to:               Winstead Sechrest & Minick P.C.
                                         1201 Elm Street, Suite 5400
                                         Dallas, Texas 75270
                                         Attn.: James R. Littlejohn
                                         Telephone:(214) 745-5197
                                         Facsimile:(214) 745-5390

           if to any Lender:             At the address set forth below its name
                                         in Schedule 2.02(a) hereto.

      SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

      (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Revolving Credit Commitment or Seasonal Revolving Credit Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of the Revolving Credit Commitment or Seasonal Revolving Credit Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.13 in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the definition of "Seasonal Revolving Credit Availability Period", (vi) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, (vii) waive any of the conditions specified in Article IV, (viii) release Borrower from its obligations to pay any Lender's Loan or any Guarantor from its guaranty of such payment, or (ix) release any Collateral (other than releases of Collateral that are expressly permitted in connection with a permitted asset sale pursuant to Section 6.05 or under any Credit Document) without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be. Notwithstanding anything to the contrary contained herein, (i) an amendment, waiver or modification of a Hedging Contract shall only require the consent of the parties thereto and (ii) a waiver or modification in respect of Section 6.20 hereof shall not be deemed to be a release of Collateral under this Section 9.02(b).

      SECTION 9.03. Expenses; Indemnity, Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by each of the Administrative Agent and each of its respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

      (b) THE BORROWER SHALL INDEMNIFY EACH OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED IN THIS SECTION 9.03(b) AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF EACH OF:
(i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (ii) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (iii) THE COLLATERAL OR THE EXERCISE OF REMEDIES IN RESPECT OF THE COLLATERAL, (iv) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (v) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO. THE FOREGOING IS INTENDED TO INDEMNIFY AND HOLD HARMLESS EACH INDEMNITEE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES, OR RELATED EXPENSES RESULTED FROM THE NEGLIGENCE OR ALLEGED NEGLIGENCE OF SUCH INDEMNITEE

(WHETHER SOLE, COMPARATIVE, CONTRIBUTORY, OR OTHERWISE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

      (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or Letter of Credit or the use of the proceeds thereof.

      (d) All amounts due under this Section shall be payable not later than 5 Business Days after written demand therefor.

      SECTION 9.02. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and
(ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

      (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Total Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

            (A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

            (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of (x) any Revolving Credit Commitment to an assignee that is a Lender with a Revolving Credit Commitment immediately prior to giving effect to such assignment or (y) any Seasonal Revolving Credit Commitment to an assignee that is a Lender with a Seasonal Revolving Credit Commitment immediately prior to giving effect to such assignment

            (ii) Assignments shall be subject to the following additional conditions:

            (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's

      Revolving Credit Commitment, Seasonal Revolving Credit Commitment, or Loans the amount of the Revolving Credit Commitment, Seasonal Revolving Credit Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

            (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of either the Revolving Credit Commitments and Revolving Credit Loans or the Seasonal Revolving Credit Commitment and Seasonal Revolving Credit Loans;

            (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

            (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent means an Administrative Questionnaire in a form supplied by the Administrative Agent.

            For the purposes of this Section 9.04(b), the term "Approved Fund" has the following meaning:

      "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

            (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 2.12, and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this
      Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

            (iv) The Administrative Agent, acting for this purpose as an Administrative Agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Total Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, -------- the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed administrative questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

      (c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Total Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10, 2.11, 2.12, to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13(c) as though it were a Lender.

            (ii) A Participant shall not be entitled to receive any greater payment under Section 2.10 or 2.12 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of

      Section 2.12 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.12(e) as though it were a Lender.

      (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Total Commitments have not expired or terminated. The provisions of Sections 2.10, 2.11, 2.12, and 9.03 and
Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Total Commitments or the termination of this Agreement or any provision hereof.

      SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Sections 4.01 and 4.02, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      SECTION 9.08. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law (except as provided in any Lender Control Agreement), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such Obligations may be unmatured; provided, however, that each Lender agrees that all proceeds of each such set off or application shall be promptly remitted to the Administrative Agent and applied to the payment of the Obligations as set forth in the Intercreditor Agreement. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

      SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process.

      (a) This Agreement shall be construed in accordance with and governed by the law of the State of Texas; provided, that the Administrative Agent, and each Lender shall retain all rights arising under federal law.

      (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Texas situated in Dallas County or of the United States District Court for the Northern District of Texas, Dallas Division, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

      (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR

INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

      SECTION 1.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and Administrative Agent, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower; provided, however, that with respect to disclosures of Information pursuant to clauses (b) and (c) above, unless prohibited by law or applicable court order, each Lender, Issuing Bank, and the Administrative Agent shall make a reasonable attempt to notify the Borrower of any request by any governmental agency or representative thereof for disclosure of such Information after receipt of such request, and, if reasonable, practicable, and permissible, before such disclosure (it being understood that Borrower and its Subsidiaries may rely upon this Section 9.12 in order to comply with Regulation FD promulgated by the Securities Exchange Commission as of the date hereof ("Regulation FD")). For the purposes of this Section, "Information" means all information (including material non-public information within the meaning of Regulation FD) received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything to the contrary, "Information" shall not include, and the Administrative Agent, the Issuing Bank and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent, the Issuing Bank or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

      SECTION 9.13. Interest. (a) It is the intention of the parties hereto that the Administrative Agent and each Lender shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Administrative Agent or any Lender contemplated hereby would be usurious under applicable law, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes, or any other Credit Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Administrative Agent or such Lender, as the case may be, under this Agreement, the Notes, or under any other Credit Document shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be canceled automatically and, if theretofore paid, shall at the option of the Administrative Agent or such Lender be credited by the Administrative Agent or such Lender on the principal amount of the obligations owed to the Administrative Agent or such Lender by the Borrower or refunded by the Administrative Agent or such Lender to the Borrower, and (ii) in the event that the maturity of any Loan or any Note or other Obligation payable to the Administrative Agent or such Lender is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Administrative Agent or such Lender may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to the Administrative Agent or such Lender provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of the Administrative Agent or such Lender be credited by the Administrative Agent or such Lender on the principal amount of the obligations owed to the Administrative Agent or such Lender by the Borrower or refunded by the Administrative Agent or such Lender to the Borrower. It is further agreed that without limitation of the foregoing, that all calculations of the rate of interest contracted for, charged or received by any Lender in respect of the Loans made by it or under the Notes held by it, or under this Agreement, shall be made, to the extent permitted by usury laws applicable to such Lender (now or hereafter enacted) by amortizing, prorating and spreading in equal parts during the period of the full stated term of said Loans or Notes all interest at any time contracted for, taken, charged, reserved or received by such Lender in connection therewith.

      (b) In the event that at any time the interest rate applicable to any Loan made by any Lender would exceed the maximum non-usurious rate allowed by applicable law, the rate of interest to accrue on the Loans by such Lender shall be limited to the maximum non-usurious rate allowed by applicable law, but shall accrue, to the extent permitted by law, on the principal amount of the Loans made by such Lender from time to time outstanding, if any, at the maximum nonusurious rate allowed by applicable law until the total amount of interest accrued on the Loans made by such Lender equals the amount of interest which would have accrued if the interest rates applicable to the Loans pursuant to Article II had at all times been in effect. In the event that upon the final payment of the Loans made by any Lender and termination of the Total Commitment of such Lender, the total amount of interest paid to such Lender hereunder and under the Notes is less than the total amount of interest which would have accrued if the interest rates applicable to such Loans pursuant to Article II had at all times been in effect, then the Borrower agrees to pay to such Lender, to the extent permitted by law, an amount equal to the excess of (i) the lesser of (x) the amount of interest which would have accrued on such Loans if the maximum nonusurious rate allowed by applicable law had at all times been in effect or (y) the amount of interest rates applicable to such Loans pursuant to Article II had at all times been in effect over (ii) the amount of interest otherwise accrued on such Loans in accordance with this Agreement.

      SECTION 9.14. USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

      SECTION 9.15. Nonapplicability of Chapter 346 et seq. The Borrower, the Administrative Agent and the Lenders hereby agree that the provisions of Chapter 346 of the Texas Finance Code, which replaced Tex. Rev. Civ. Stat. Ann. art. 5069-15.01 et seq. (Vernon 1987) (regulating certain revolving credit loans and revolving tri-party accounts), shall not apply to this Agreement or any of the other Credit Documents.

      SECTION 9.16. Waiver of Consumer Rights. THE BORROWER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION
17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, THE BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. THE BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT IT (a) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO THE ADMINISTRATIVE AGENT AND THE LENDERS, AND (b) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

      SECTION 9.17. Entire Agreement. PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE. THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO

THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES RELATED TO SUCH LOAN AGREEMENT ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      SECTION 9.18. Communications.

      (a) The Borrower agrees that the Administrative Agent may make any material delivered by the Borrower to the Administrative Agent, as well as any amendments, waivers, consents, and other written information, documents, instruments and other materials relating to the Borrower, any of its Subsidiaries, or any other materials or matters relating to this Agreement, the Notes or any of the transactions contemplated hereby (collectively, the "Communications") available to the Lenders by posting such notices on an electronic delivery system (which may be provided by the Administrative Agent, an Affiliate of the Administrative Agent, or any Person that is not an Affiliate of the Administrative Agent), such as IntraLinks, or a substantially similar electronic system (the "Platform"). The Borrower acknowledges that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided "as is" and "as available" and (iii) neither the Administrative Agent nor any of its Affiliates warrants the accuracy, completeness, timeliness, sufficiency, or sequencing of the Communications posted on the Platform. The Administrative Agent and its Affiliates expressly disclaim with respect to the Platform any liability for errors in transmission, incorrect or incomplete downloading, delays in posting or delivery, or problems accessing the Communications posted on the Platform and any liability for any losses, costs, expenses or liabilities that may be suffered or incurred in connection with the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent or any of its Affiliates in connection with the Platform.

      (b) Each Lender agrees that notice to it (as provided in the next sentence) (a "Notice") specifying that any Communication has been posted to the Platform shall for purposes of this Agreement constitute effective delivery to such Lender of such information, documents or other materials comprising such Communication. Each Lender agrees (i) to notify, on or before the date such Lender becomes a party to this Agreement, the Administrative Agent in writing of such Lender's e-mail address to which a Notice may be sent (and from time to time thereafter to ensure that the Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address.

      SECTION 9.19. Amendment and Restatement of Existing Credit Agreement. Upon satisfaction with each of the conditions set forth in Sections 4.01 and 4.02 (except any condition the performance of which has been waived as a condition to the making of the initial Loans or initial issuance of Letters of Credit pursuant to this Agreement), this Agreement shall be deemed to amend and restate in its entirety the Existing Credit Agreement, at which time each Lender and Borrower hereby agrees that (i) the Total Commitment of each Lender shall be as set forth in the definition of such term in this Agreement, and (ii) the Revolving Credit Loans and Seasonal Revolving Credit Loans outstanding under the Existing Credit Agreement and all accrued and unpaid interest thereon, and all accrued and unpaid fees and expenses under the Existing Credit Agreement, shall be extended, renewed, and deemed to be outstanding under and governed by this Agreement; provided, however, that in no event shall the Liens or Guaranty Agreements securing the Existing Credit Agreement or the obligations thereunder be deemed affected hereby, it being the intent and agreement of the Borrower that the Guaranty Agreements and the Liens on the Collateral granted to secure the obligations of the Borrower and its Subsidiaries in connection with the Existing Credit Agreement and/or the Guaranty Agreements, shall not be extinguished and shall remain valid, binding and enforceable securing the obligations under the Existing Credit Agreement as amended and restated hereby.

      SECTION 9.20. Documentation Agent, Syndication Agent and Senior Managing Agent. The Lenders identified on the facing page of this Agreement as "Documentation Agent, "Syndication Agent" and "Senior Managing Agent", respectively, have no right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limitation of the foregoing, the Lenders so identified as "Documentation Agent," "Syndication Agent" and "Senior Managing Agent", respectively, shall not have and shall not be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Lenders so identified as "Documentation Agent," "Syndication Agent" and "Senior Managing Agent", respectively, in taking or not taking action hereunder.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Borrower and the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       ACE CASH EXPRESS, INC., as Borrower

                                          By: /s/ WILLIAM S. MCCALMONT
                                              ----------------------------------
                                              Name:  William S. McCalmont
                                              Title: Executive Vice President &
                                                     Chief Financial Officer

          Signature Page to First Amended and Restated Credit Agreement

                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, as Administrative Agent,
                                       Issuing Bank and as a Lender

                                       By:   /s/ CHRISTINA M. ROCHE
                                             -----------------------------------
                                             Name:  Christina M. Roche
                                             Title: Assistant Vice President

          Signature Page to First Amended and Restated Credit Agreement

                                       JPMORGAN CHASE BANK, as a Lender

                                       By:   /s/ BRIAN MCDOUGAL
                                             -----------------------------------
                                             Name:  Brian McDougal
                                             Title:    Vice President

          Signature Page to First Amended and Restated Credit Agreement

                                       US BANK NATIONAL ASSOCIATION, as a
                                       Lender

                                       By:   /s/ DAVID F. HIGBEE
                                             -----------------------------------
                                             Name:  David F. Higbee
                                             Title: Vice President

          Signature Page to First Amended and Restated Credit Agreement

                                       BANK OF AMERICA, N.A., as a Lender

                                       By:   /s/ TIM R. MILLER
                                             -----------------------------------
                                             Name:  Tim R. Miller
                                             Title: Senior Vice President

          Signature Page to First Amended and Restated Credit Agreement

                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       Lender

                                       By:   /s/ ALBERT W. KELLY
                                             -----------------------------------
                                             Name:  Albert W. Kelly
                                             Title: Vice President

          Signature Page to First Amended and Restated Credit Agreement

                                       KEYBANK NATIONAL ASSOCIATION, as a
                                       Lender

                                       By:   /s/ TEMPLE H. ABNEY
                                             -----------------------------------
                                             Name:  Temple H. Abney
                                             Title: Vice President

          Signature Page to First Amended and Restated Credit Agreement

                                       SOUTHWEST BANK OF TEXAS, N.A., as a
                                       Lender

                                       By:   /s/ MELINDA N. JACKSON
                                             -----------------------------------
                                             Name:  Melinda Jackson
                                             Title: Senior Vice President

          Signature Page to First Amended and Restated Credit Agreement

                                       FIRST AMERICAN BANK, SSB, as a Lender

                                       By:   /s/ CYNDI GILES
                                             -----------------------------------
                                             Name:  Cyndi Giles
                                             Title: Vice President

          Signature Page to First Amended and Restated Credit Agreement

                                            THE BANK OF NOVA SCOTIA, as a Lender

                                            By:   /s/ TODD S. MELLER
                                                  ------------------
                                                  Name:  Todd S. Meller
                                                  Title: Managing Director

          Signature Page to First Amended and Restated Credit Agreement

                                            NATIONAL CITY BANK, as a Lender

                                            By:   /s/ MICHAEL J. DURBIN
                                                  ---------------------
                                                 Name:  Michael J. Durbin
                                                 Title: Senior Vice President

          Signature Page to First Amended and Restated Credit Agreement

                                            TEXAS CAPITAL BANK, NATIONAL
                                            ASSOCIATION, as a Lender

                                            By:   /s/ RONALD K. BAKER
                                                  --------------------
                                                  Name: Ronald K. Baker
                                                  Title:Executive Vice President

          Signature Page to First Amended and Restated Credit Agreement

                                            RZB FINANCE LLC, as a Lender

                                            By:  /s/ CHRISTOPH HOEDL
                                                 -------------------
                                                 Name:  Christoph Hoedl
                                                 Title: Vice President

                                            By:  /s/ JUAN M CSILLAGI
                                                 -------------------
                                                 Name:  Juan M. Csillagi
                                                 Title: Group Vice President

          Signature Page to First Amended and Restated Credit Agreement

EXHIBIT A

                         [FORM OF REVOLVING CREDIT NOTE]

U.S. $____________                  Dallas, Texas                  July __, 2004

      FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of __________________ (the "Lender"), for the account of its Applicable Lending Office, as defined in that certain First Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, is herein referred to as the "Administrative Agent") (as amended, modified, restated or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of __________________ DOLLARS ($________________), or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

      The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

      Both principal and interest are payable in lawful money of the United States of America to Lender at the Administrative Agent's principal place of business in New York, New York, in same day funds. Each Revolving Credit Loan made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Revolving Credit Loans in accordance with the terms of this Note.

      This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Loans by the Lender to the Borrower from time to time pursuant to Section 2.01 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

      The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

      This Note amends, modifies and restates, but does not extinguish or constitute a novation of, the indebtedness evidenced by that certain Revolving Credit Note dated October 31, 2003 in the principal amount of $____________ executed by the Borrower and payable to the order of the Lender. All rights, titles, liens and security interests securing the prior note are preserved, maintained and carried forward to secure this Note.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS NOTE).

                                            ACE CASH EXPRESS, INC.,
                                            as Borrower

                                            By:________________________
                                            Name:______________________
                                            Title:_____________________

                                LOANS, MATURITIES

                     AND PAYMENTS OF PRINCIPAL AND INTEREST

                                        Rate of        Amount of
                                       Interest        Principal        Amount of         Unpaid
                     Amount and      Applicable to      Paid or       Interest Paid      Principal     Notation Made
 Borrowing Date     Type of Loan        Loan            Prepaid        or Prepaid         Balance            By
--------------------------------------------------------------------------------------------------------------------
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

EXHIBIT B

                    [FORM OF SEASONAL REVOLVING CREDIT NOTE]

U.S. $______________                Dallas, Texas                July ____, 2004

      FOR VALUE RECEIVED, the undersigned, ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain First Amended and Restated Credit Agreement, dated as of July __, 2004, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, is herein referred to as the "Administrative Agent") (as amended, modified, restated or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Lender, the lesser of (i) the principal sum of ______________________________ DOLLARS ($______________), or (ii) the aggregate unpaid principal amount of all Seasonal Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

      The Borrower promises to pay interest on the unpaid principal amount of each Seasonal Revolving Credit Loan from the date of such Seasonal Revolving Credit Loan until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

      Both principal and interest are payable in lawful money of the United States of America to Lender at the Administrative Agent's principal place of business in New York, New York, in same day funds. Each Seasonal Revolving Credit Loan made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Seasonal Revolving Credit Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Seasonal Revolving Credit Loans in accordance with the terms of this Note.

      This Note is one of the Seasonal Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This
Note is secured by the Collateral described in the Credit Documents. The Credit Agreement, among other things, (i) provides for the making of Seasonal Revolving Credit Loans by the Lender to the Borrower from time to time pursuant to Section
2.01 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Seasonal Revolving Credit Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

      The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (EXCEPT THAT THE PROVISIONS OF CHAPTER 346 OF THE TEXAS FINANCE CODE, WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS, SHALL NOT APPLY TO THIS NOTE).

                                                ACE CASH EXPRESS, INC.,
                                                as Borrower

                                                By: ____________________________
                                                Name:___________________________
                                                Title:__________________________

                                LOANS, MATURITIES
                     AND PAYMENTS OF PRINCIPAL AND INTEREST

                                        Rate of        Amount of
                                       Interest        Principal        Amount of         Unpaid
                     Amount and      Applicable to      Paid or       Interest Paid      Principal     Notation Made
 Borrowing Date     Type of Loan         Loan           Prepaid        or Prepaid         Balance            By
--------------------------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
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

EXHIBIT C

                         [FORM OF BORROWING BASE REPORT]

Borrowing Base Report for Week Beginning Sunday ___, 200__ and Ending Saturday ___, 200__ (the "Prior Week"):

All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in that certain First Amended and Restated Credit Agreement, dated as July 30, 2004, by and among ACE Cash Express, Inc. (the "Borrower"), Wells Fargo Bank, National Association, as Administrative Agent, and the other Lenders party thereto (as amended, supplemented, restated or extended from time to time, the "Agreement"). Capitalized terms herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                                                          Sunday   Monday Tuesday Wednesday Thursday Friday Saturday
1. Calculation of the Borrower's Cash Holdings and the Guarantors'
   Cash Holdings as of the end of the Prior Week:

   a. Aggregate amount of cash of the Borrower and each of its
      Subsidiaries that is a Guarantor (the "Guarantors") in
      their respective stores as of the end of the Prior
      Week.                                                               $_____   $_____ $______ $________ $_______ $_____ $_______

   b. Aggregate amounts of deposits of the Borrower and the
      Guarantors held in depository accounts with financial
      institutions.                                                       $_____   $_____ $______ $________ $_______ $_____ $_______

   c. Aggregate dollar amount of checks which are payable to the order of, or endorseable to the order of, the Borrower and/or the Guarantors, other than checks which have been deposited into any deposit or other account (i.e., the aggregate dollar amount of all checks in the Borrower's and/or the Guarantor's
      stores or in transit with any armored couriers).                    $_____   $_____ $______ $________ $_______ $_____ $_______

   d. Aggregate amount of cash of the Borrower and the Guarantors in
      transit with armored couriers.                                      $_____   $_____ $______ $________ $_______ $_____ $_______

   e. Total Borrower's Cash Holdings and Guarantors' Cash Holdings
      as of the end of the Prior Week (sum of a through d above).         $______  $_____ $______ $________ $_______ $_____ $_______

2. Less: Aggregate amount owed by the Borrower and its
   Subsidiaries to Travelers Express Company, Inc. under the Money
   Order Agreement dated April 16, 1998, as of the end of the Prior Week. $_____   $_____ $______ $________ $_______ $_____ $_______

3. Equals: Amount Available for Borrowing, subject to the terms of the Agreement, before taking into account the outstanding
   principal amount of all Revolving Credit Loans and Seasonal
   Revolving Credit Loans.                                                $_____   $_____ $______ $________ $_______ $_____ $_______

4. Less: Aggregate principal amount of a Revolving Credit Loans and Seasonal Revolving Credit Loans outstanding as of the end of the
   Prior Week.                                                            $______  $_____ $______ $________ $_______ $_____ $_______

5. Equals: Net Amount Available for Borrowing, subject to the
   terms of the Agreement, if positive, or amount due, if negative.       $______  $_____ $______ $________ $_______ $_____ $_______

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof.

ACE CASH EXPRESS, INC.,
as Borrower

By:___________________________________
Name:_________________________________
Title:________________________________
Date:_________________________________

EXHIBIT D

                           [FORM OF BORROWING NOTICE]

                                  _______, 200_

Wells Fargo Bank, National Association,
as Administrative Agent
4975 Preston Park Road, Suite 280
Plano, Texas 75093

      Attention: Loan Administration

Ladies and Gentlemen:

      The undersigned, ACE Cash Express, Inc., a Texas corporation (the "Borrower"), refers to the First Amended and Restated Credit Agreement, dated as of July ___, 2004 (as amended, supplemented, restated, or otherwise modified, the "Credit Agreement"; capitalized terms defined therein and not defined herein being used herein as therein defined), among the undersigned, certain Lenders parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably pursuant to
Section 2.03 of the Credit Agreement, that the undersigned hereby requests a borrowing under, or the issuance of a Letter of Credit under, the Credit Agreement, and in that connection sets forth below the information relating to such a borrowing or such issuance (the "Proposed Borrowing") as required by
Section 2.03 of the Credit Agreement:

(A)   Borrowing Date of a Proposed Borrowing
     (which is a Business Day)                                   _______________

(B)   Aggregate Principal Amount of Proposed Borrowing           _______________

(C)   Revolving Credit Loan or Seasonal Revolving Credit Loan    _______________

(D)   Eurodollar Loan, Reference Rate Loan, or ABR Loan          _______________

(E)   Interest Period (if applicable)                            _______________

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

      (a) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

      (b) no event has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or a Default;

      (c) after giving effect to the Proposed Borrowing, the aggregate principal amount of all Loans outstanding plus the amount of the LC Exposure does not exceed the lesser of (i) the Total Commitment then in effect or (ii) the amount of the Borrowing Base on the date of the Proposed Borrowing.

      (d) the proceeds of such Proposed Borrowing will be used only to fund Borrower's working capital requirements in the ordinary course of its business.

                                                     Sincerely,

                                                     ACE CASH EXPRESS, INC.,
                                                     as Borrower

                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

EXHIBIT E

                    [FORM OF OMNIBUS CONFIRMATION AGREEMENT]

   [TO BE REVISED FOR EACH SUBSIDIARY WHICH IS A PARTY TO A SECURITY DOCUMENT]

      THIS OMNIBUS CONFIRMATION AGREEMENT (this "Agreement") is dated as of July ___, 2004, among ACE CASH EXPRESS, INC., a Texas corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (as defined below) (in such capacity, is herein referred to as the "Administrative Agent").

                                   BACKGROUND.

      Pursuant to the Credit Agreement dated as of March 31, 2003 (as amended, supplemented, restated, or otherwise modified to the date of this Agreement, the "Existing Agreement"), entered into by and among the Borrower, the Administrative Agent and certain other financial institutions, as lenders (the "Existing Lenders"), the Existing Lenders provided to Borrower a revolving credit and seasonal revolving credit facility. Borrower has requested an amendment and restatement of the Existing Agreement which such amendment and restatement is in extension and renewal, and not in extinguishment or novation, of certain of the indebtedness outstanding under the Existing Agreement. The parties to the Existing Agreement have agreed to do so, subject to the terms and conditions of the First Amended and Restated Credit Agreement dated as of July ___, 2004 (as may be amended, restated, supplemented, or modified from time to time, the "Credit Agreement") between Borrower, the Administrative Agent and other financial institutions party thereto (the "Lenders"). It is a condition precedent to the effectiveness of the Credit Agreement that Borrower execute and deliver this Agreement.

                                   AGREEMENT.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as a condition to the amendment and restatement of the Existing Agreement, the effectiveness of the Credit Agreement and in order to induce Lenders to make the Loans under the Credit Agreement, Borrower agrees as follows:

      1. DEFINITIONS. Capitalized terms not otherwise defined in this Agreement have the meaning specified in the Credit Agreement.

      2. RATIFICATION AND AMENDMENT. Borrower (a) agrees, ratifies and confirms that each of the Credit Documents (as defined in the Existing Agreement), including but not limited to those documents listed on Schedule 1 hereto, to which it is a party remains in full force and effect, and after giving effect to this Agreement and the Credit Agreement, is a valid and binding obligation of the Borrower, enforceable in accordance with its terms, (b) represents and warrants that each representation and warranty in each Credit Document is true, correct and complete as of the date hereof, except those representations and warranties that speak to a specific date or are modified by the Credit Agreement, and (c) agree that each reference in each Credit Document to the Existing Agreement shall mean the Credit Agreement.

      3. OBLIGATIONS RESTATEMENT. Neither the Credit Agreement nor any other Credit Document is intended as or shall be construed as a release or novation of any "Obligation" or "Obligations" (as defined in the Existing Agreement), all of which are continued and restated by the Credit Agreement.

      4. FURTHER ACTIONS. Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Administrative Agent, as Administrative Agent may deem necessary or appropriate in connection with this Agreement, including, without limitation, proper UCC-1 Financing Statements and amendments thereto.

      5. CREDIT DOCUMENT. This Agreement is a Credit Document.

      6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

      7. FACSIMILE OR ELECTRONIC COPIES. Delivery of an executed signature page to this Agreement by facsimile or electronic submission shall be effective as delivery of a manually executed signature page of this Agreement.

      8. GOVERNING LAW: JURISDICTION; CONSENT TO SERVICE OF PROCESS.

            (a) This Agreement shall be construed in accordance with and governed by the law of the State of Texas; provided, that the Administrative Agent, and each Lender shall retain all rights arising under federal law.

            (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Texas situated in Dallas County or of the United States District Court for the Northern District of Texas, Dallas Division, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against the Borrower or its properties in the courts of any jurisdiction.

            (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (b) of this

      Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement or any other Credit Document to serve process in any other manner permitted by law.

      9. WAIVER OF JURY TRIAL. BORROWER AND ADMINISTRATIVE AGENT FOR ITSELF AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

      10. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER CREDIT DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

      IN WITNESS WHEREOF, this Agreement is executed as of July ___, 2004.

                                              ACE CASH EXPRESS, INC.,
                                              as Borrower

                                              By:________________________
                                              Name:______________________
                                              Title:_____________________

                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION, as Administrative Agent

                                              By:________________________
                                              Name:______________________
                                              Title:_____________________

                Signature Page to Omnibus Confirmation Agreement

                                   SCHEDULE 1

The following are the Credit Documents, as amended and restated or otherwise modified from time to time:

1.

                  Schedule 1 to Omnibus Confirmation Agreement

EXHIBIT F-1

                     [FORM OF PERFECTION LETTER (LONG FORM)]

                              [COMPANY LETTERHEAD]

                              ___________ ___, 2004

                            SENIOR CONTROL AGREEMENT

[NAME OF FINANCIAL INSTITUTION]
[________________________________________]
[________________________________________]
Attn:      [_____________________________]

      Re: Each of the accounts described on the attached Account Schedule (collectively, the "ACCOUNTS" and individually, an "ACCOUNT")

Ladies and Gentlemen:

      Reference is made to (i) that certain Intercreditor Agreement dated as of [___________ ___], 2004 (as may be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT") by and among Ace Cash Express, Inc., a Texas corporation (the "COMPANY"), Wells Fargo Bank, National Association, as administrative agent (the "BANK AGENT") for the lenders (the "LENDERS") from time to time party to the Bank Agreement (as such term is defined in the Intercreditor Agreement), and Travelers Express Company, Inc. ("TRAVELERS") and (ii) that certain Assignment of Deposit Accounts and Security Agreement dated as of March 31, 2003, by the Company in favor of the Bank Agent for the benefit of the Lenders (as such Assignment of Deposit Accounts and Security Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

      Pursuant to the Security Agreement, the Company has granted control of the Accounts to the Bank Agent and granted to the Bank Agent a first priority security interest in the Accounts and the Company's monies, funds, checks, negotiable instruments and any other items or property deposited and/or held in the Accounts from time to time and all proceeds thereof (all of the foregoing hereinafter collectively referred to as the "ACCOUNT PROPERTY"), in each case, to secure certain obligations and indebtedness of the Company owing to the Bank Agent and the Lenders described therein. The Company hereby notifies you, and you hereby acknowledge, that the Company has granted a security interest to the Bank Agent in, and control of, the Accounts and the other Account Property.

      WITH RESPECT TO ANY AND ALL INSTRUCTIONS YOU MAY RECEIVE FROM THE BANK AGENT, THIS LETTER AGREEMENT, EFFECTIVE AS OF THE EFFECTIVE TIME (AS HEREINAFTER DEFINED), SUPERSEDES ALL PRIOR LETTERS OF INSTRUCTION IN RESPECT OF THE ACCOUNTS AND THE OTHER ACCOUNT PROPERTY TO WHICH YOU

[NAME OF FINANCIAL INSTITUTION]
Page 2

ARE A PARTY OR WHICH HAVE BEEN DELIVERED TO YOU BY THE COMPANY ("PRIOR
LETTERS").

      This letter shall become effective as of 12:01 a.m., Dallas, Texas time (the "EFFECTIVE TIME"), on the date first written above upon execution of this letter by each party hereto and delivery of the same to you.

      The Company hereby agrees with the Bank Agent, and you hereby acknowledge, that the Company has no power to withdraw from the Accounts except as expressly permitted hereunder and that the Bank Agent may, at any time by written notice to you, terminate or suspend any and all rights of the Company related to the Accounts.

      The Company hereby irrevocably and unconditionally authorizes, instructs and directs you to comply, and you hereby agree to comply, with all instructions originated by the Bank Agent with respect to the Accounts or directing disposition of any or all monies, funds, checks, negotiable instruments or any other items or properties in the Accounts, in each case without joinder or further consent by the Company and as promptly after receipt thereof as is reasonably possible so long as each such instruction is accompanied by a written certification from Bank Agent stating that Bank Agent is authorized to originate such instruction under, and in accordance with, the Intercreditor Agreement; provided, however, that in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings or any receivership proceedings in connection therewith, relative to the Company, the Company hereby irrevocably and unconditionally authorizes, instructs and directs you to comply, and you hereby agree to comply, with all instructions originated by the Bank Agent with respect to the Accounts or directing disposition of any or all monies, funds, checks, negotiable instruments or any other items or properties in the Accounts, so long as each such instruction is accompanied by a written certification from Bank Agent stating that a court of competent jurisdiction has authorized Bank Agent to originate such instruction and having attached thereto a copy of an order of such court granting to Bank Agent such authority, in each case without joinder or further consent by the Company and as promptly after receipt thereof as is reasonably possible. You are entitled to rely upon and are authorized and directed to follow all instructions of the Bank Agent and you have no duty of inquiry as to the authorization or authenticity of any such instructions so long as they are given by an individual designated by the Bank Agent and accompanied by either of the foregoing described certifications.

      Notwithstanding the foregoing two paragraphs, until you receive notice from the Bank Agent as set forth above, the Company shall be permitted to make withdrawals from the Accounts from time to time subject to the conditions set forth in this paragraph. The Bank Agent and the Company hereby inform you that the Company will be making daily requests of the Monitoring Agent to permit the Company to use funds in the Currency Account for the Company's operations. As used herein, the term "MONITORING AGENT" shall mean the Bank Agent until such time as the Bank Agent, the Company and the Bank Agent notify you in writing that a different party is the Monitoring Agent. Subject to obtaining prior approval from the Monitoring Agent as to the dollar amount

[NAME OF FINANCIAL INSTITUTION]
Page 3

of any day's release of funds, and unless the Bank Agent shall notify you in writing to the contrary, you shall be entitled to follow the instructions provided to you by the Company to release funds from the Currency Account daily to the Company for its use, so long as such funds are designated for delivery to the Custodial Agent (as defined below) or transferred as permitted herein. You shall have no obligation or liability hereunder to the Company or the Bank Agent if you follow such instructions so long as the Bank Agent has not terminated, by notice to you, the authority of the Company granted by this paragraph. Any such notice of termination shall be effective only as to transfers to be effected following your actual receipt of such notice, and in any event, shall be effective (a) if received before noon on any banking day, as to deliveries or transfers after the close of the banking day of receipt of such notice, or (b) if received at or after noon on any banking day, as to deliveries or transfers after the close of the next succeeding banking day after the banking day of receipt of such notice. Approvals, notices or instructions given with respect to this paragraph and the two preceding paragraphs of this letter agreement shall be given by facsimile at the numbers set forth below, except that as to any funds deposited into the Currency Account by wire transfer from the Monitoring Agent, such deposit shall constitute the deemed authorization or prior approval by the Bank Agent for the Company to use and withdraw the dollar amount of such funds as permitted by the provisions of this letter agreement, unless the Bank Agent shall notify you in writing to the contrary.

      The Company and the Bank Agent irrevocably approve of the use of wire transfers, depository transfer checks or automatic clearinghouse electronic transfers, at the Monitoring Agent's option, for the above-mentioned purposes. The use of any such wire transfers, checks or electronic transfers are intended to affirm the right and the interest of the Bank Agent in the Accounts and all funds and items credited to or deposited therein and not to derogate therefrom.

      Your regular monthly maintenance fees, activity fees and service charges in connection with the Accounts, items returned or charged back to the Accounts, and the amount of any daylight overdraft by the Company incurred solely by reason of the transfer of funds to the Monitoring Agent each banking day as provided above (the "OVERDRAFT AMOUNT"), in each case to the extent chargeable under the terms of the account agreement(s) governing the Accounts, but no other fees or charges, may be deducted from the daily deposits to the Accounts. You are hereby directed to bill to the Company directly all other costs, expenses and other charges associated with the Accounts, and the Company shall pay directly to you all such costs, expenses and other charges; you agree not to set off any such other costs, expenses or other charges against the Accounts or the Account Property. Further, you agree not to charge back any items deposited in or credited to the Accounts, provisional or otherwise, except as against the Returned Items Account (as such term is defined in the Account Schedule attached hereto). The Bank Agent agrees to reimburse you, but solely from the funds of the trust property, for the amount of items charged back or returned to any Account or for any Overdraft Amount to the extent that (a) you have credited an Account for such amount, (b) the Bank Agent has withdrawn such funds from an Account, (c) sufficient funds are not available for withdrawal by you from an Account, and (d) payment of such amount has not been received by you from the Company within ten (10) days (in the case of items charged back or returned to an Account) or one (1) banking day (in the

[NAME OF FINANCIAL INSTITUTION]
Page 4

case of an Overdraft Amount) following your request to the Company therefor. Such reimbursement shall be made within ten (10) days (in the case of items charged back or returned to an Account) or one (1) banking day (in the case of an Overdraft Amount) following the Bank Agent's receipt of your written request therefor. Excepting only the limited rights provided above in this paragraph, you hereby waive and release any and all rights of offset, claims or counterclaims against, and any and all security interests, banker's liens or similar rights in or to, the Accounts or the Account Property (whether arising under law, agreement or otherwise).

      You agree to indicate by appropriate entry in your records with respect to the Accounts or the Account Property the security interest of the Bank Agent therein.

      This notification and the directions and instructions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      You agree to deliver copies of all correspondence, notices, bank statements and other information which you are otherwise obligated or permitted to send to the Company (by law, agreement or otherwise) to the Bank Agent at the address specified herein. You are further authorized, and the Company hereby consents, to deliver any information requested by the Bank Agent related to the Accounts, with any reasonable expense therefor to be paid by the Company. Any reasonable additional charge for providing such information shall be billed to the Company, with a copy to the Bank Agent; if such charge is not paid by the Company within ten (10) days after its receipt of such invoice, you may set off such charge against any of the Accounts or the Account Property; if such charge cannot be paid by set off against the Account or the Account Property, then unless the Bank Agent agrees to pay such charge, your obligation to provide such information shall cease. All other notices, communications and information to be delivered to the Bank Agent shall be delivered to the Bank Agent as set forth in the first sentence of this paragraph. Such address and the name or names of the individual or individuals who are entitled to receive notices and copies of statements sent to the Bank Agent may be changed by written notice from the Bank Agent. Requests, consents or notices from the Bank Agent with respect to the Accounts or Account Property will be effective only if obtained in writing from an individual designated by the Bank Agent for purposes thereof from time to time. The Bank Agent and the Company acknowledge and agree that you shall not be bound by any change in address or designation of any responsible party prior to your actual receipt of written notice thereof.

      You hereby waive and release any and all rights of offset, claims or counterclaims against, and any and all security interests, banker's liens or similar rights in or to, the Accounts or the Account Property (whether arising under law, agreement or otherwise) other than the security interests in the Accounts and the Account Property and your interests therein (if any) which have been granted to Bank Agent.

      These instructions may only be modified in writing by an agreement executed by you, the Company, the Bank Agent, and the Monitoring Agent; provided, however, that the attached Account Schedule may be amended by delivery of a revised schedule from the Company, the

[NAME OF FINANCIAL INSTITUTION]
Page 5

Bank Agent, and the Monitoring Agent to you. All notices, approvals, or instructions hereunder shall be sent to the following addressee:

      If to the Company:

                Ace Cash Express, Inc.
                1231 Greenway Dr., Ste. 800
                Irving, Texas 75038
                Attention:  Jay B. Shipowitz
                Telephone No.:  972 550 5030
                Facsimile No.:  972 582 1430

      If to the Bank Agent:

                Wells Fargo Bank, National Association
                4975 Preston Park Road, Suite 280
                Plano, Texas 75093
                Attention:Christina (Tina) M. Roche
                Telephone No.:  972 599 5301
                Facsimile No.:   972 867 5674

      If to the Monitoring Agent:

                Wells Fargo Bank, National Association
                4975 Preston Park Road, Suite 280
                Plano, Texas 75093
                Attention:Christina (Tina) M. Roche
                Telephone No.:  972 599 5301
                Facsimile No.:   972 867 5674

      If to you: As indicated on the attached Account Schedule

      All notices or other communications provided for hereunder shall be in writing (including by facsimile transmission) and shall be deemed to have been duly given or made (i) in the case of delivery by hand, when delivered, (ii) in the case of delivery by mail, three business days (meaning a day other than Saturday, Sunday or a day on which commercial banks in [CITY, STATE] are authorized to close) after being deposited in the mails, postage prepaid, or
(iii) in the case of delivery by facsimile transmission, when delivered or transmitted by facsimile machine, provided that any matter transmitted by facsimile (a) shall be immediately confirmed by a telephone call to the recipient at the number specified herein and (b) shall be followed promptly by a hard copy original thereof.

      Notwithstanding anything to the contrary in this letter agreement: (i) you shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) you shall be fully protected in acting or refraining from acting in good faith without

[NAME OF FINANCIAL INSTITUTION]
Page 6

investigation on any notice, instruction or request purportedly furnished to you by the Company or Bank Agent in accordance with the terms hereof, in which case the parties hereto agree that you have no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that you have no knowledge of (and are not required to know) the terms and provisions of the Intercreditor Agreement, the Security Agreement, or any other related documentation or whether any actions by Bank Agent, the Company or any other person or entity are permitted thereunder or consistent or inconsistent therewith; (iv) you shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this letter agreement except to the extent such conduct constitutes your own willful misconduct or gross negligence (and to the maximum extent permitted by law, you shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) you shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond your reasonable control.

      The Company hereby agrees to indemnify, defend and save you harmless against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be your employee) incurred in connection with this letter agreement or the Accounts (except to the extent due to your willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred at the Company's direction or instruction. Bank Agent hereby agrees to indemnify, defend and save you harmless against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be your employee) incurred in connection with any actions taken by you under this letter agreement with respect to the Accounts (except to the extent due to your willful misconduct or gross negligence). Bank Agent's and the Company's responsibilities shall survive the termination hereof.

      You hereby agree that (i) you are a "bank" within the meaning of Section
9.102 of the Uniform Commercial Code as in effect in the State of Texas (the "UCC"), (ii) each Account constitutes a "deposit account" within the meaning of
Section 9.102 of the UCC, (iii) this letter agreement shall constitute an "authenticated record" for purposes of the UCC, and (iv) other than the Prior Letters, you have not entered into any agreement that grants to or confers upon any other party control of any Account or any of the Account Property and you will not enter into any such agreement during the term of this letter agreement, other than such agreements regarding control of the Accounts and the other Account Property that you may enter into after the Effective Time with Travelers; provided, however, that you and the Company hereby further agree that the interests of Travelers in the Accounts and the other Account Property are and shall at all times be subject to and subordinate to the interests of the Bank Agent therein, in each case to the extent and in the manner provided in the Intercreditor Agreement.

      Each of you and the Company hereby agrees that this letter agreement grants to and confers upon the Bank Agent "control" of each Account as contemplated in Section 9.104 (and similar related provisions) of the UCC, and the security interest in the Accounts and the other Account Property in favor of the Bank Agent is and shall at all times be senior and superior in right of priority to any security interest in any Account or any other Account Property which may have been, or hereafter be, granted to Travelers.

[NAME OF FINANCIAL INSTITUTION]
Page 7

      The Company and you hereby agree that no Account (i) is evidenced by an instrument (as that term is defined in the UCC) or (ii) constitutes a securities account or contains securities or investment property (as such terms are defined in the UCC).

      You hereby agree to comply with the restrictions, authorizations and instructions set forth or described above in this letter agreement. Further, the Company hereby agrees and you also acknowledge and agree that (a) each "deposit account" (as such term is defined in the UCC) maintained by you in the name of, or for the benefit of, the Company and identified on the attached Account Schedule (as amended as permitted hereunder) shall be deemed to be an Account and shall be subject to this letter agreement in all respects, (b) the Company has a right of withdrawal over the Returned Items Account and the Depository Account (as such term is defined in the Account Schedule attached hereto) only by deposit to the Currency Account and the Company has the right to transfer from the Currency Account to the Returned Items Account to cover overdrafts in the Returned Items Account, (c) the Company has a right of withdrawal over the Currency Account only by transfer to the Bank Agent to Account #____________ at Wells Fargo Bank, National Association (the "CENTRAL DISBURSING ACCOUNT"), (d) the Company has a right on a daily basis to transfer up to $2,500 from the Currency Account to the Operating Account (as such term is defined in the Account Schedule attached hereto) (provided the balance in the Operating Account does not exceed $5,000), (e) the Company has a right on a weekly basis to transfer up to $15,000 from the Currency Account to the Operating Account to replenish postage stamp inventory in the Company's stores and (f) the Company has a right to instruct you to convert funds deposited in the Currency Account to currency and deliver the same to the custodial agent indicated on the attached Account Schedule ("CUSTODIAL AGENT") pursuant to the agreements between Custodial Agent and the Company, as the same may be amended, modified, or substituted, with written approval of the Bank Agent if required, or such other armored service company as the Bank Agent may designate in writing.

      Nothing in this letter agreement shall require you to act in violation of any applicable laws or any court order.

      This letter agreement supplements, rather than replaces, your deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Accounts or services provided in connection with the Accounts (the "ACCOUNT DOCUMENTATION"), which Account Documentation will continue to apply to the Accounts and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this letter (however, in the event of any such conflict, the provisions of this letter agreement shall control).

      This letter agreement shall be governed in accordance with the laws of the State of Texas. The State of Texas shall be deemed to be your location for purposes of Section 9.304(b) of the UCC.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

[NAME OF FINANCIAL INSTITUTION]
Page 8

      If the foregoing accurately sets forth our agreements with respect to the subject matter hereof, please sign below as indicated and return a signed copy thereof to the Bank Agent or its legal counsel at such address as the Bank Agent shall provide. This letter agreement may be executed in multiple counterparts.

      Thank you.

                                              ACE CASH EXPRESS, INC.,
                                              as Company

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

Approved as of the date first above written:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Bank Agent

By:_________________________
Name:_______________________
Title:______________________

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Monitoring Agent

By:_________________________
Name:_______________________
Title:______________________

Accepted and agreed to as of the date first above written:

[NAME OF FINANCIAL INSTITUTION]

By:_________________________
Name:_______________________
Title:______________________

[NAME OF FINANCIAL INSTITUTION]
Page 9

      ACCOUNT SCHEDULE - [NAME OF FINANCIAL INSTITUTION]

                               [DATE OF SCHEDULE]

                                   Account                             Account                          Custodial
State                              Number                               Type                             Agent
*BANK CONTACT FOR THE FOLLOWING IS [NAME OF CONTACT], FACSIMILE NUMBER [_________]

                                                                        (1)
                                                                        (2)
                                                                        (3)
                                                                        (4)

                                                                        (1)
                                                                        (2)
                                                                        (3)
                                                                        (4)

(1)   Currency Account (the "CURRENCY ACCOUNT")

(2)   Depository Account (the "DEPOSITORY ACCOUNT")

(3) Operating Account (the "OPERATING ACCOUNT")

(4)   Returned Items Account (the "RETURNED ITEMS ACCOUNT")

and each other "deposit account" (as such term is defined in the UCC) maintained by [NAME OF FINANCIAL INSTITUTION] from time to time in the name of, or for the benefit of, the Company, and identified on a supplemental schedule

EXHIBIT F-2

                           [FORM OF PERFECTION LETTER]

                              [COMPANY LETTERHEAD]

                              ___________ ___, 2004

                            SENIOR CONTROL AGREEMENT

[NAME OF FINANCIAL INSTITUTION]
[________________________________]
[________________________________]

Attn: [__________________________]

      Re: Each of the accounts described on the attached Account Schedule (collectively, the "ACCOUNTS" and individually, an "ACCOUNT")

Ladies and Gentlemen:

      Reference is made to (i) that certain Intercreditor Agreement dated as of [____________], 2004 (as may be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT") by and among Ace Cash Express, Inc., a Texas corporation (the "COMPANY"), Wells Fargo Bank, National Association, as administrative agent (the "BANK AGENT") for the lenders (the "LENDERS") from time to time party to the Bank Agreement (as such term is defined in the Intercreditor Agreement) and Travelers Express Company, Inc. ("TRAVELERS") and (ii) that certain Assignment of Deposit Accounts and Security Agreement dated as of March 31, 2003, by the Company in favor of the Bank Agent for the benefit of the Lenders (as such Assignment of Deposit Accounts and Security Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

      Pursuant to the Security Agreement, the Company has granted control of the Accounts to the Bank Agent and granted to the Bank Agent a first priority security interest in the Accounts and the Company's monies, funds, checks, negotiable instruments and any other items or property deposited and/or held in the Accounts from time to time and all proceeds thereof (all of the foregoing hereinafter collectively referred to as the "ACCOUNT PROPERTY"), in each case, to secure certain obligations and indebtedness of the Company owing to the Bank Agent and the Lenders described therein. The Company hereby notifies you, and you hereby acknowledge, that the Company has granted a security interest to the Bank Agent in, and control of, the Accounts and the other Account Property.

      WITH RESPECT TO ANY AND ALL INSTRUCTIONS YOU MAY RECEIVE FROM THE BANK AGENT, THIS LETTER AGREEMENT, EFFECTIVE AS OF THE EFFECTIVE TIME (AS HEREINAFTER DEFINED), SUPERSEDES ALL PRIOR LETTERS OF INSTRUCTION IN RESPECT OF THE ACCOUNTS AND THE OTHER ACCOUNT PROPERTY TO WHICH YOU ARE A PARTY OR WHICH HAVE BEEN DELIVERED TO YOU BY THE COMPANY ("PRIOR LETTERS").

[NAME OF FINANCIAL INSTITUTION]
Page 2

      This letter shall become effective as of 12:01 a.m., Dallas, Texas time (the "EFFECTIVE TIME"), on the date first written above upon execution of this letter by each party hereto and delivery of the same to you.

      The Company hereby agrees with the Bank Agent, and you hereby acknowledge, that the Company has no power to withdraw from the Accounts except as expressly permitted hereunder and that the Bank Agent may, at any time by written notice to you, terminate or suspend any and all rights of the Company related to the Accounts.

      The Company hereby irrevocably and unconditionally authorizes, instructs and directs you to comply, and you hereby agree to comply, with all instructions originated by the Bank Agent with respect to the Accounts or directing disposition of any or all monies, funds, checks, negotiable instruments or any other items or properties in the Accounts, in each case without joinder or further consent by the Company and as promptly after receipt thereof as is reasonably possible so long as each such instruction is accompanied by a written certification from Bank Agent stating that Bank Agent is authorized to originate such instruction under, and in accordance with, the Intercreditor Agreement; provided, however, that in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings or any receivership proceedings in connection therewith, relative to the Company, the Company hereby irrevocably and unconditionally authorizes, instructs and directs you to comply, and you hereby agree to comply, with all instructions originated by the Bank Agent with respect to the Accounts or directing disposition of any or all monies, funds, checks, negotiable instruments or any other items or properties in the Accounts, so long as each such instruction is accompanied by a written certification from Bank Agent stating that a court of competent jurisdiction has authorized Bank Agent to originate such instruction and having attached thereto a copy of an order of such court granting to Bank Agent such authority, in each case without joinder or further consent by the Company and as promptly after receipt thereof as is reasonably possible. You are entitled to rely upon and are authorized and directed to follow all instructions of the Bank Agent and you have no duty of inquiry as to the authorization or authenticity of any such instructions so long as they are given by an individual designated by the Bank Agent and accompanied by either of the foregoing described certifications.

      Notwithstanding the foregoing two paragraphs, until you receive notice from the Bank Agent as set forth above, the Company shall be permitted to make withdrawals from the Accounts from time to time subject to the conditions set forth in this paragraph. All Accounts shall automatically sweep to the Currency Account (as such term is defined in the Account Schedule attached hereto) on a daily basis. The Company is authorized to make daily transfers from the Currency Account to Account # 4588542456 at Wells Fargo Bank, National Association (the "CENTRAL DISBURSING ACCOUNT") (adjusted for cash required by the Company in the ordinary course of operation of its local stores and funding the Returned Items Account (as such term is defined in the Account Schedule attached hereto) serviced by you (the "LOCAL CASH NEEDS"), which shall be deducted from the Currency Account and delivered only to the applicable armored courier indicated on the attached Account Schedule (the "CUSTODIAL AGENT")). Under no circumstances shall the Company have the

[NAME OF FINANCIAL INSTITUTION]
Page 3

authority to authorize any transfer from the Accounts except as set forth in the preceding sentence. In the event you receive written instructions originated by the Bank Agent in accordance with the immediately preceding paragraph, you (a) are authorized and directed to immediately transfer to the account designated by the Bank Agent in such instructions all collected sums credited to or otherwise deposited in the Accounts and all proceeds thereof and earnings thereon and (b) hereby agree to immediately terminate all transfers directed by the Company and at all times thereafter comply with the instructions originated by the Bank Agent with respect to all subsequent transfers of Account Property from the Accounts, without joinder or further consent by the Company. The Company, the Bank Agent and you hereby agree that upon delivery of such written instructions,
(i) the Bank Agent shall have exclusive control over all subsequent transfers from the Accounts, and the Company and you acknowledge that the Company shall thereafter have no right to direct any such transfers, (ii) all services to be performed by you in connection with the Accounts will be performed on behalf of the Bank Agent, (iii) the Bank Agent will have all rights and remedies given the Company in any agreement between you and the Company relating to the Accounts,
(iv) upon the request of the Bank Agent (without the Company's consent or agreement), the Accounts will be transferred to and maintained in the name of the Bank Agent and (v) the Company shall, notwithstanding the foregoing, continue to pay all charges for your services rendered and any other charges, costs or fees incurred by you or the Bank Agent in connection with this letter agreement.

      You agree to indicate by appropriate entry in your records with respect to the Accounts or the Account Property the security interest of the Bank Agent therein.

      You agree to deliver copies of all bank statements which you send to the Company (by law, agreement or otherwise) to the Bank Agent at the address specified herein. You are further authorized, and the Company hereby consents, to deliver any information requested by the Bank Agent related to the Accounts, with any reasonable expense therefor to be paid by the Company.

      You hereby waive and release any and all rights of offset, claims or counterclaims against, and any and all security interests, banker's liens or similar rights in or to, the Accounts or the Account Property (whether arising under law, agreement or otherwise) other than the security interests in the Accounts and the Account Property and your interests therein (if any) which have been granted to Bank Agent.

      These instructions may only be modified in writing by an agreement executed by you, the Company and the Bank Agent; provided, however that the attached Account Schedule may be amended by delivery of a revised schedule from the Company and the Bank Agent to you. All notices hereunder shall be sent to the following addressee:

[NAME OF FINANCIAL INSTITUTION]
Page 4

      If to the Company:

             Ace Cash Express, Inc.
             1231 Greenway Dr., Ste. 800
             Irving, Texas 75038
             Attention:  Jay B. Shipowitz
             Telephone No.:  972 550 5030
             Facsimile No.:  972 582 1430

      If to the Bank Agent:

             Wells Fargo Bank, National Association
             4975 Preston Park Road, Suite 280
             Plano, Texas 75093
             Attention:Christina (Tina) M. Roche
             Telephone No.:  972 599 5301
             Facsimile No.:   972 867 5674

      If to you:

             [NAME OF FINANCIAL INSTITUTION]
             [_______________________________________ ]

             [_______________________________________ ]

             Attention:[___________________ ]

             Telephone No.: [______________ ]

             Facsimile No.:  [_____________ ]

      All notices or other communications provided for hereunder shall be in writing (including by facsimile transmission) and shall be deemed to have been duly given or made (i) in the case of delivery by hand, when delivered, (ii) in the case of delivery by mail, three business days (meaning a day other than Saturday, Sunday or a day on which commercial banks in [CITY, STATE] are authorized to close) after being deposited in the mails, postage prepaid, or
(iii) in the case of delivery by facsimile transmission, when delivered or transmitted by facsimile machine, provided that any matter transmitted by facsimile (a) shall be immediately confirmed by a telephone call to the recipient at the number specified herein and (b) shall be followed promptly by a hard copy original thereof.

      Notwithstanding anything to the contrary in this letter agreement: (i) you shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) you shall be fully protected in acting or refraining from acting in good faith without investigation on any notice, instruction or request purportedly furnished to you by the Company or Bank Agent in accordance with the terms hereof, in which case the parties hereto agree that you have no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that you have no knowledge of (and are not required to know) the terms and provisions of the Intercreditor Agreement, the Security Agreement, or any other related documentation or whether

[NAME OF FINANCIAL INSTITUTION]
Page 5

any actions by Bank Agent, the Company or any other person or entity are permitted thereunder or consistent or inconsistent therewith; (iv) you shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this letter agreement except to the extent such conduct constitutes your own willful misconduct or gross negligence (and to the maximum extent permitted by law, you shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) you shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond your reasonable control.

      The Company hereby agrees to indemnify, defend and save you harmless against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be your employee) incurred in connection with this letter agreement or the Accounts (except to the extent due to your willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred at the Company's direction or instruction. Bank Agent hereby agrees to indemnify, defend and save you harmless against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be your employee) incurred in connection with any actions taken by you under this letter agreement with respect to the Accounts (except to the extent due to your willful misconduct or gross negligence). Bank Agent's and the Company's responsibilities shall survive the termination hereof.

      You hereby agree that (i) you are a "bank" within the meaning of Section
9.102 of the Uniform Commercial Code as in effect in the State of Texas (the "UCC"), (ii) each Account constitutes a "deposit account" within the meaning of
Section 9.102 of the UCC, (iii) this letter agreement shall constitute an "authenticated record" for purposes of the UCC, and (iv) other than the Prior Letters, you have not entered into any agreement that grants to or confers upon any other party control of any Account or any of the Account Property and you will not enter into any such agreement during the term of this letter agreement, other than such agreements regarding control of the Accounts and the other Account Property that you may enter into after the Effective Time with Travelers; provided, however, that you and the Company hereby further agree that the interests of Travelers in the Accounts and the other Account Property are and shall at all times be subject to and subordinate to the interests of the Bank Agent therein, in each case, to the extent and in the manner provided in the Intercreditor Agreement.

      Each of you and the Company hereby agrees that this letter agreement grants to and confers upon the Bank Agent "control" of each Account as contemplated in Section 9.104 (and similar related provisions) of the UCC, and the security interest in the Accounts and the other Account Property in favor of the Bank Agent is and shall at all times be senior and superior in right of priority to any security interest in any Account or any other Account Property which may have been, or hereafter be, granted to Travelers.

      The Company and you hereby agree that no Account (i) is evidenced by an instrument (as that term is defined in the UCC) or (ii) constitutes a securities account or contains securities or investment property (as such terms are defined in the UCC).

[NAME OF FINANCIAL INSTITUTION]
Page 6

      You hereby agree to comply with the restrictions, authorizations and instructions set forth or described above in this letter agreement. Further, the Company hereby agrees and you also acknowledge and agree that (a) each "deposit account" (as such term is defined in the UCC) maintained by you in the name of, or for the benefit of, the Company and identified on the attached Account Schedule (as amended as permitted hereunder) shall be deemed to be an Account and shall be subject to this letter agreement in all respects, (b) the Company has a right of withdrawal over the Returned Items Account and the Depository Account (as such term is defined in the Account Schedule attached hereto) only by deposit to the Currency Account and the Company has the right to transfer from the Currency Account to the Returned Items Account to cover overdrafts in the Returned Items Account, and (c) the Company has a right of withdrawal over the Currency Account only by transfer to the Central Disbursing Account, net of Local Cash Needs, delivered to the Custodial Agent pursuant to the agreements between Custodial Agent and the Company, as the same may be amended, modified, or substituted, with written approval of the Bank Agent if required, or such other armored service company as the Bank Agent may designate in writing.

      Nothing in this letter agreement shall require you to act in violation of any applicable laws or any court order.

      This letter agreement supplements, rather than replaces, your deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Accounts or services provided in connection with the Accounts (the "ACCOUNT DOCUMENTATION"), which Account Documentation will continue to apply to the Accounts and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this letter (however, in the event of any such conflict, the provisions of this letter agreement shall control).

      This letter agreement shall be governed in accordance with the laws of the State of Texas. The State of Texas shall be deemed to be your location for purposes of Section 9.304(b) of the UCC.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

[NAME OF FINANCIAL INSTITUTION]
Page 7

      If the foregoing accurately sets forth our agreements with respect to the subject matter hereof, please sign below as indicated and return a signed copy thereof to the Bank Agent or its legal counsel at such address as the Bank Agent shall provide. This letter agreement may be executed in multiple counterparts.

      Thank you.

                                                ACE CASH EXPRESS, INC.,
                                                as Company

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

Approved as of the date first above written:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Bank Agent

By:_____________________
Name:___________________
Title:__________________

Accepted and agreed to as of the date first above written:

[NAME OF FINANCIAL INSTITUTION]

By:_____________________
Name:___________________
Title:__________________

[NAME OF FINANCIAL INSTITUTION]
Page 8
                    Account Schedule - [NAME OF INSTITUTION]

                               [DATE OF SCHEDULE]

State        Account Number          Account Type               Custodial Agent
                                  [(1)/(2)/(3)]

(1)   Currency Account (the "CURRENCY ACCOUNT")

(2)   Depository Account (the "DEPOSITORY ACCOUNT")

(3)   Returned Items Account (the "RETURNED ITEMS ACCOUNT")

and each other "deposit account" (as such term is defined in the UCC) maintained by [NAME OF FINANCIAL INSTITUTION] from time to time in the name of, or for the benefit of, the Company and identified on a supplemental schedule

EXHIBIT G

                      [FORM OF PERFECTION LETTER - COURIER]

                              [COMPANY LETTERHEAD]

                            _______________ ___, 2004

[NAME OF ARMORED COURIER]
[______________________________]
[______________________________]
Attn:      [__________________ ]

      Re:   Custodial Arrangement

Ladies and Gentlemen:

      Reference is made to that certain Intercreditor Agreement dated as of [_____________ ___], 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT") by and among Ace Cash Express, Inc., a Texas corporation (the "COMPANY"), Wells Fargo Bank, National Association, as administrative agent ("BANK AGENT") for itself and all other lenders ("LENDERS") from time to time party to the Bank Agreement (as such term is defined in the Intercreditor Agreement), and Travelers Express Company, Inc. ("TRAVELERS").

      The Company hereby notifies [NAME OF ARMORED COURIER] ("CUSTODIAL AGENT"), and Custodial Agent hereby acknowledges, that the Company has assigned, pledged and granted to the Bank Agent, for the benefit of Bank Agent and the Lenders, a first priority security interest in certain property of the Company (the "ASSETS"), including all of the Company's currency, coin, monies, funds, checks, negotiable instruments, securities and other property and proceeds thereof received, transported and delivered by Custodial Agent from time to time (the "PROPERTY") in accordance with certain agreements and/or contracts from time to time between Custodial Agent and the Company (as amended, restated, supplemented or otherwise modified from time to time, collectively the "CONTRACTS"; the Assets, the Property, and the Contracts are collectively referred to herein as the "COLLATERAL") and pertaining to the store locations of the Company as set forth on the attached schedule (the "TERRITORY"), to secure certain obligations and indebtedness of the Company owing to the Bank Agent and the Lenders. The Company also notifies Custodial Agent that, and Custodial Agent hereby acknowledges that, the Company has assigned, pledged and granted to Travelers a security interest (which is subordinate only to the security interest granted to the Bank Agent for the benefit of the Bank Agent and the Lenders) in the Collateral to secure certain obligations and indebtedness of the Company owing to Travelers. Bank Agent and Travelers are collectively referred to herein as the "SECURED PARTIES" and each individually as a "SECURED PARTY".

      WITH RESPECT TO ANY AND ALL INSTRUCTIONS CUSTODIAL AGENT MAY RECEIVE FROM ANY SECURED PARTY, THIS LETTER AGREEMENT, EFFECTIVE AS OF THE EFFECTIVE DATE (AS HEREINAFTER DEFINED), SUPERSEDES ALL PRIOR LETTERS OF INSTRUCTION TO WHICH CUSTODIAL AGENT IS A PARTY OR WHICH HAVE BEEN DELIVERED TO CUSTODIAL AGENT BY THE COMPANY ("PRIOR

[NAME OF ARMORED COURIER]
Page 2

LETTERS"), BUT EXPRESSLY EXCLUDING LETTERS DELIVERED BY ACE FUNDING, LLC WHICH SHALL REMAIN IN EFFECT.

      This letter shall become effective as of the date first written above (the "EFFECTIVE DATE") upon execution of this letter by each party hereto and delivery of the same to Custodial Agent.

      1. Notwithstanding any provision to the contrary contained in the
Contracts:

      (a) Custodial Agent is hereby irrevocably authorized and directed by the Company, upon the request of any Secured Party or its designee (as any Secured Party may direct) delivered in accordance with Paragraph 3 hereof, to deliver to any Secured Party or its designee (as any Secured Party may direct), to such location or locations in the Territory as may be specified by any Secured Party or its designee (as any Secured Party may direct), any and all Property and other Collateral then and thereafter received, transported and delivered by Custodial Agent pursuant to the Contracts; provided, however, that in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings or any receivership proceedings in connection therewith, relative to the Company, Custodial Agent is hereby irrevocably authorized and directed by the Company, to deliver to such persons any and all Property and other Collateral then and thereafter received, transported and delivered by Custodial Agent pursuant to the Contracts as may be directed in writing by any Secured Party so long as each such written direction is accompanied by a written certification from such Secured Party stating that a court of competent jurisdiction has authorized such Secured Party to issue such written direction and having attached thereto a copy of an order of such court granting to such Secured Party such authority. Custodial Agent acknowledges and agrees to comply
(i) with the preceding authorization and direction from the Company, (ii) with any such request or instruction from any Secured Party or its designee (as any Secured Party may direct), and (iii) with any such written direction from any Secured Party, in each case delivered in accordance with Paragraph 3 hereof. The Company and each Secured Party agrees that Custodial Agent shall incur no liability whatsoever to the Company or any Secured Party in acting upon any request or instruction which Custodial Agent reasonably believes to have been given in the manner provided in Paragraph 3 by an authorized representative of any Secured Party. Instructions of any Secured Party or its designee (as any Secured Party may direct) shall control, and, except as permitted by any Secured Party or its designee (as any Secured Party may direct) below in this letter agreement or otherwise in writing, the Company shall not have any right or authority whatsoever to instruct Custodial Agent with respect to the Property or any other Collateral.

      (b) The Company shall pay directly to Custodial Agent all costs and expenses payable to Custodial Agent pursuant to the Contracts, including any additional cost or expense which Custodial Agent shall require if Custodial Agent is directed by any Secured Party to perform any service additional to or different from the services specifically set forth in the Contracts. Custodial Agent hereby waives and releases any and all rights of offset or counterclaim against, and any and all carrier's liens, security interests or similar rights in, the Property or the other Collateral which Custodial Agent may have by reason of the Contracts or otherwise, except to the extent necessary to pay Custodial Agent the fees and expenses due under the Contracts.

[NAME OF ARMORED COURIER]
Page 3

      (c) This letter agreement shall not be modified or amended without the prior written consent of Custodial Agent, each Secured Party and the Company. It is expressly agreed that the Contracts may be amended to add thereto or to delete therefrom a location by an amendment duly executed by Custodial Agent and the Company, and that the Contracts as amended shall thereafter continue in full force and effect. This letter agreement shall apply to the Contracts as amended. The Company shall notify each Secured Party of any and all such amendments and will provide copies thereof upon written request from any Secured Party.

      (d) Custodial Agent hereby acknowledges that the Bank Agent, for its benefit and the benefit of the Lenders, has been granted by the Company, and that the Bank Agent, for its benefit and the benefit of the Lenders, currently holds, a first priority security interest in the Collateral. Custodial Agent hereby acknowledges that Travelers has been granted by the Company, and that Travelers currently holds, a security interest in the Collateral which is subordinate only to the security interest granted to the Bank Agent for the benefit of the Bank Agent and the Lenders in the Collateral. Custodial Agent agrees that at all times during which Custodial Agent is in possession of any and all Property or other Collateral, Custodial Agent shall maintain possession of and hold such Property and such other Collateral for the benefit of Bank Agent, for its benefit and the benefit of the Lenders and Travelers.

      (e) Custodial Agent agrees that if any Secured Party succeeds to the interest of the Company in the Contracts by means of enforcement of its security interest or otherwise, Custodial Agent shall, upon notice to Custodial Agent from such Secured Party in accordance with Paragraph 3 below of such succession of interest, accept, recognize and treat such Secured Party, and its transferees, successors and/or assigns, as a party to the Contracts in the name and stead of the Company and shall continue to perform all obligations of Custodial Agent under the Contracts as long as the obligations of the Company are similarly satisfied by such Secured Party, or its transferees, successors and/or assigns (including the payment of amounts owed to Custodial Agent pursuant to the Contracts) and as long as the Contracts otherwise remain in effect.

      (f) Custodial Agent agrees to provide each Secured Party with such information and records relating solely to the performance of the Contracts as such Secured Party may reasonably request from time to time; provided that, Custodial Agent shall furnish to the Company a copy of all such information and records which are so provided to any Secured Party. The Company agrees to reimburse Custodial Agent for any additional costs and expenses incurred in providing such information to the Secured Parties.

      (g) In the event of loss of the Property, Custodial Agent's liability shall be governed by the terms of the Contracts, provided that either the Secured Parties or the Company (as agent for the Secured Parties) shall have the right to present a claim to Custodial Agent for loss reimbursement in the manner specified and allowed under the terms of the Contracts. Until this letter agreement shall have been terminated, notwithstanding the terms of the Contracts, any loss reimbursement for $25,000 or more shall be made payable to any Secured Party or its designee (as any Secured Party may direct), unless Custodial Agent is expressly directed in writing by any Secured Party or its designee (as any Secured Party may direct) to make such loss reimbursement payable directly to the Company. Any loss reimbursement for less than $25,000 may be made

[NAME OF ARMORED COURIER]
Page 4

payable to the Company, provided that any loss reimbursement paid after any Secured Party or its designee (as any Secured Party may direct) has delivered a notice to Custodial Agent directing disposition of the Property as provided in Paragraph 1(a) above or Paragraph 2(c) below shall be made payable to the Secured Parties.

      (h) Custodial Agent shall have no liability in the event of any dispute involving ownership of the Property or any other matter relating to this letter agreement other than Custodial Agent's nonperformance of its agreements and obligations set forth herein, and the Company agrees to indemnify and hold Custodial Agent harmless from liability relating to a dispute over ownership of the Property, unless such claim is the result of Custodial Agent's gross negligence or willful misconduct. The Company agrees to pay all court costs and reasonable attorneys' fees which Custodial Agent may incur as a result of any such dispute, provided that such dispute or any claim arising therefrom is not the result of Custodial Agent's nonperformance of its obligations set forth herein or its gross negligence or willful misconduct.

      2. Subject to the terms of Paragraph 1 above:

      (a) Custodial Agent shall continue, pursuant to the Contracts, to pick up sealed shipments said or represented to contain currency from the financial institution set forth on the attached schedule ("DESIGNATED LOCAL BANK") for delivery to the retail stores of the Company (the "STORES") in the Territory. The sealed shipments shall be delivered by Custodial Agent to the Stores specifically designated by the Company, but (notwithstanding any provision of the Contracts to the contrary) no shipment shall be delivered to any location other than one or more of the Stores. Notwithstanding any provision of the Contracts to the contrary, only shipments said or represented to contain only the Company employee payroll checks and/or mail (including the Company's internal correspondence) may be delivered to the regional office or offices of the Company in the Territory.

      (b) Furthermore, Custodial Agent shall continue to pick up sealed shipments said to contain all excess cash, checks, drafts and other instruments that are made available to Custodial Agent at the Stores and shall deliver them only to the Designated Local Bank pursuant to the Contracts.

      (c) The instructions contained in this Paragraph 2 may be revoked at any time by notice to that effect by an authorized representative of any Secured Party or its designee (as any Secured Party may direct) given to Custodial Agent in accordance with Paragraph 3 of this letter.

      3. All requests, instructions and notices to be given pursuant to this letter agreement shall be sent to the following addressee:

[NAME OF ARMORED COURIER]
Page 5

      If to the Company:

                     Ace Cash Express, Inc.
                     1231 Greenway Dr., Ste. 800
                     Irving, Texas 75038
                     Attention:  Jay B. Shipowitz
                     Telephone No.:  972 550 5030
                     Facsimile No.:  972 582 1430

      If to Custodial Agent:

                     [NAME OF CUSTODIAL AGENT]
                     [________________________________________]
                     [_______________________________________ ]
                     Attention:[____________________]
                     Telephone No.: [_______________]
                     Facsimile No.: [______________]

      If to the Bank Agent:

                     Wells Fargo Bank, National Association
                     4975 Preston Park Road, Suite 280
                     Plano, Texas 75093
                     Attention:Christina (Tina) M. Roche
                     Telephone No.: 972 599 5301
                     Facsimile No.:  972 867 5674

      If to Travelers:

                     Travelers Express Company, Inc.
                     1550 Utica Ave. South MS 8020
                     Minneapolis, Minnesota 55416
                     Attention:Chief Legal Counsel
                     Telephone No.: 952 591 3000
                     Facsimile No.:   952 591 3859

      Unless provided otherwise in this paragraph, all requests, instructions and notices provided for hereunder shall be in writing (including by facsimile transmission) and shall be deemed to have been duly given or made (i) in the case of delivery by hand, when delivered, (ii) in the case of delivery by mail, three business days (meaning a day other than Saturday, Sunday or a day on which commercial banks in [CITY, STATE] are authorized to close) after being deposited in the mails, postage prepaid, or (iii) in the case of delivery by facsimile transmission, when delivered or transmitted by facsimile machine. All requests, instructions and notices to be given to Custodial Agent by any Secured Party hereunder may (a) be oral but shall not be binding until confirmed in writing, provided that such Secured Party delivers written confirmation of such request, instruction or notice, as provided in the preceding sentence, within one business day after

[NAME OF ARMORED COURIER]
Page 6

such oral request, instruction or notice and provided further than notwithstanding anything to the contrary contained herein, the Custodial Agent may immediately rely on such oral notice without liability to the Company and,
(b) in the absence of Custodial Agent's representative named herein, may be given to the Branch Manager or, in his or her absence, an Assistant Branch Manager, of the Designated Local Bank as set forth on the attached schedule. Custodial Agent and Designated Local Bank may rely upon oral instructions from any Secured Party, pending written confirmation, without liability to the Company. Custodial Agent shall comply with any request, instruction or notice as promptly after receipt thereof as is reasonably possible.

      4. The information set forth on the attached schedule may be amended by the Company delivering a revised schedule to Bank Agent, Travelers, and Custodial Agent.

      5. By accepting this letter agreement, Custodial Agent represents that the Contracts are in full force and effect and that Custodial Agent will not amend the Contracts in any manner except in accordance with paragraph 1(c). Custodial Agent agrees that the Contracts will not be terminated without at least ten (10) days' prior written notice to the Secured Parties.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

[NAME OF ARMORED COURIER]
Page 7

      If the foregoing accurately sets forth our agreements with respect to the subject matter hereof, please sign below as indicated and return a signed copy thereof to the Bank Agent or its legal counsel at such address as the Bank Agent shall provide. This letter agreement may be executed in multiple counterparts.

                                                     Yours very truly,

                                                     ACE CASH EXPRESS, INC.,
                                                     as Company

                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

Approved as of the date first above written:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Bank Agent

By:_____________________
Name:___________________
Title:__________________

TRAVELERS EXPRESS COMPANY, INC., as Travelers

By:_____________________
Name:___________________
Title:__________________

Accepted and agreed to as of the date first above written:

[NAME OF ARMORED COURIER]

By:_____________________
Name:___________________
Title:__________________

[NAME OF ARMORED COURIER]
Page 8

                            [NAME OF ARMORED COURIER]

                               [DATE OF SCHEDULE]

Store Number            City & State           Designated Local Bank and Contact
Information

EXHIBIT H

                          [FORM OF CASH HOLDING REPORT]

To:   Wells Fargo Bank, National Association,
      as Administrative Agent
      4975 Preston Park Road, Ste. 280
      Plano, Texas 75093

      Attention: [_____________________________]

      This Report ("REPORT") is delivered pursuant to that certain First Amended and Restated Credit Agreement dated as of [____________], 2004, by and among Ace Cash Express, Inc., a Texas corporation (the "COMPANY"), the lenders from time to time party thereto (the "LENDERS"), and Wells Fargo Bank, National Association, as the administrative agent for the Lenders (in such capacity, the "AGENT")(as the same may be amended, restated, supplemented or otherwise modified from time to time, the "AGREEMENT"; all capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement). This Report covers the calendar week ended ________ ___, 200__, and is delivered to the Agent pursuant to Section 5.05(d) of the Agreement.

      The Company and/or its Subsidiaries opened the following accounts in the calendar week ended _________ ___, 200__, and such accounts are or will be used to maintain Cash Holdings:

                                                                                              FINANCIAL INSTITUTION
                                                                                              HAS
                                                 LEGAL NAME OF FINANCIAL INSTITUTION          PREVIOUSLY DELIVERED A LETT
ACCOUNT NO.            ACCOUNT HOLDER            MAINTAINING ACCOUNT                          AGREEMENT
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

      The Company and/or its Subsidiaries entered into contracts with the following armored couriers in the calendar week ended ___________ ___, 200__, and such armored couriers are or will be used to transport Cash Holdings:

                                                                         ARMORED COURIER HAS PREVIOUSLY
LEGAL NAME OF ARMORED COURIER                                            DELIVERED A LETTER AGREEMENT
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

EXHIBIT I

                        [FORM OF COMPLIANCE CERTIFICATE]

                  FINANCIAL COVENANT AND COMPLIANCE CERTIFICATE
         FOR CURRENT REPORTING PERIOD BEGINNING ___________, _______ AND
                  ENDING __________, _______ ("CURRENT PERIOD")

All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in that certain First Amended and Restated Credit Agreement, dated as of July ___, 2004, by and among ACE Cash Express, Inc., Wells Fargo Bank, National Association, as Administrative Agent, and the other Lenders parties thereto (as amended, restated, modified, or supplemented, the "Agreement").

FINANCIAL COVENANTS.

                                                             Indicate Compliance

1. Net Worth. The Borrower shall not any time permit the Net Worth of the Borrower and its Subsidiaries on a Consolidated basis to be less than $133,700,000 plus (b) seventy-five percent (75%) of all Net Income earned after the Closing Date during any fiscal quarter, provided, however that fiscal quarters in which Net Income is a negative amount will be excluded from the calculation of Net Income earned after the Closing Date, plus (c) an amount equal to the (100%) of all proceeds of any offering of Equity Interests (net of offering and professional fees and expenses) by the Borrower or any of its Subsidiaries occurring after the Closing Date that is permitted hereunder.

                                                                                                           Yes          No
Calculation                                                                       $133,700,000

                             Plus:       75% of cumulative Net Income
                                         accruing after the Closing Date
                                         (excluding the aggregate
                                         amount of any losses incurred
                                         during any calendar quarters
                                         occurring after the Closing               $ __________________
                                         Date)

                             Plus:       Net proceeds of equity                    $ __________________
                                         offerings                                 $ __________________

                             Equals:     Minimum Net Worth

                                                                                          Actual
Calculation                  Total capital stock                                   $ __________________
                             Plus:       Paid-in capital                           $ __________________

                             Plus:       Retained Earnings                         $ __________________

                             Minus:      Treasury Stock                            $ __________________

                             Equals:     Net Worth                                 $ __________________


2. EBITDA. The Borrower shall not at any time permit as of the end of any fiscal quarter, permit the aggregate EBITDA of the Borrower and its Subsidiaries on a Consolidated basis for the four-quarter period ending on the last day of such fiscal quarter to be less than 85% of the aggregate EBITDA of the Borrower and its Subsidiaries on a Consolidated basis for the four-quarter period ending on the last day of the immediately preceding fiscal quarter.

      The Company and/or its Subsidiaries opened the following stores during the calendar week ended ____________, 200_ serviced by the indicated bank and courier:

STORE NUMBER      CITY/STATE                BANK                                COURIER
--------------    ------------      -----------------                      ----------------

      The Company hereby represents, warrants, and certifies that as of the date hereof the Company is in compliance with Section 6.20 of the Agreement.

      This Report is executed on ___________ ____, 200__, by the duly elected, qualified and acting [TITLE] of the Company.

                                                  ACE CASH EXPRESS, INC.,
                                                  as Company

                                                  By:___________________________
                                                           Name:
                                                           Title:

                                                                                                               Yes            No
                                                                                         Required

Calculations                 a.  Consolidated EBITDA for four consecutive
                                 fiscal quarter period ending on immediately
                                 preceding Calculation Date*                       $___________________

                             b.  Multiplied by                                             0.85

                             c.  Required EBITDA                                   $___________________
                                                                                            Actual

                             Consolidated EBITDA for four previous fiscal
                             quarter period ending on Calculation Date**           $____________________

                             *Calculation of Consolidated EBITDA for four consecutive fiscal quarter period ending on immediately preceding Calculation Date

                             Net Income for such period                            $____________________

                             Plus:       Interest Expense for such period          $____________________

                             Plus:       Federal, state and local income
                                         taxes for such period                     $____________________

                             Plus:       Depreciation, amortization and
                                         other non-cash charges for such
                                         period (excluding, however, any
                                         reserves or non-cash charges
                                         relating to, or in respect of,
                                         Payday Loans or any other loan
                                         program administered  by the
                                         Borrower or its Subsidiaries)             $____________________

                                                                                   $_____________________
                             Minus:      Extraordinary gains for such period

                             Plus:      Extraordinary losses for such period       $____________________

                             Equals:     EBITDA for such period                    $____________________

                             **Calculation of Consolidated EBITDA for four fiscal quarter period ending on Calculation
                             Date.

                             Net Income for such period                            $____________________
                             Plus:       Interest Expense for such period          $____________________

                             Plus:       Federal, state and local income
                                         taxes for such period                     $____________________

                             Plus:       Depreciation, amortization and
                                         other non-cash charges for such
                                         period (excluding, however, any           $____________________
                                         reserves or non-cash charges
                                         relating to, or in respect of,
                                         Payday Loans or any other loan
                                         program administered  by the
                                         Borrower or its Subsidiaries)             $____________________

                             Minus:      Extraordinary gains for such period       $____________________

                             Plus:       Extraordinary gains for such

                             period                                                $____________________

                             Equals:     EBITDA for such period                    $____________________

3. Debt to EBITDA Ratio. At the end of any fiscal quarter, the Borrower shall not permit the Debt to EBITDA Ratio on a Consolidated basis to be equal to or more than (i) 2.75 to 1.00 from the Closing Date through and including December 31, 2005 and (ii) 2.50 to 1.00 at any time thereafter.

                                                                                                                    Yes         No
Calculation                  Funded Indebtedness                                   $ ________________________
                             EBITDA                                                $ ________________________

                             Funded Indebtedness/EBITDA
                             (Debt to Cash Flow Ratio)                             = ______________ to 1.00

4. Cash Flow Coverage Ratio. The Borrower shall not permit the Cash Flow Coverage Ratio of the Borrower and its Subsidiaries on a Consolidated basis to be less than 1.25:1.00 at any time.

                                                                                                                        Yes      No
Calculation:                 EBITDA: EBITDA for 12 consecutive month period
                             ending on such Calculation Date                                                   $___________

                             Minus:      Federal, state and local taxes actually
                                         paid for 12 consecutive month period
                                         ending on such Calculation Date                                       $___________

                             Minus:      total capital expenditures paid in cash
                                         for 12 consecutive month period ending
                                         on such Calculation Date                                              $___________

                             Minus:      Treasury Stock purchased during 12
                                         consecutive month period ending on such
                                         Calculation Date                                                      $___________

                             Plus:       Rent expense during 12 consecutive month
                                         period ending on such Calculation Date                                $___________

                             Equals:     Adjusted EBITDA                                                       $___________

                             Adjusted Expenditures: cash Interest Expense paid
                             for 12 consecutive month period ending on such
                             Calculation Date                                                                  $___________

                             Plus:       Current portion of long term debt                                     $___________
                             Plus:       Current portion of Capitalized Lease
                                         Obligations                                                           $___________

                             Plus:       Rent expense                                                          $___________

                             Equals:     Adjusted Expenditures                                                 $___________

                             Adjusted EBITDA/Adjusted Expenditures
                             (Cash Flow Coverage Ratio)                                                    =__________ to 1.00

FINANCIAL STATEMENTS AND REPORTS:

a.    Annual CPA audited FYE consolidated and consolidating financial statements with Compliance Certificate and SEC Form 10-K on or before 90 days after
      FYE or such earlier time as my be required under applicable law                           Yes             No

b.    Quarterly unaudited consolidated and consolidating financial statements with Compliance Certificate and SEC Form 10-Q within forty-five (45) days
      of each quarter end (except for fourth quarter).                                          Yes             No

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

                  No Default or Event of Default has occurred under the Agreement during the Current Period, or been discovered from a prior period, and not reported.

                  A Default or Event of Default (as described below) has occurred during the Current Period or has been discovered from a prior period and is being reported for the first time.

      Description of Default or Event of Default:______________________________

ACE CASH EXPRESS, INC.,
as Borrower

By:  ________________________
Name:  ______________________
Title:  _____________________
Date:  ______________________

EXHIBIT J

                       [FORM OF ASSIGNMENT AND ASSUMPTION]

      This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the "Assignor") and [INSERT NAME OF ASSIGNEE] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the First Amended and Restated Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

      For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guaranties included in such facilities) and
(ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.    Assignor: ______________________________

2.    Assignee: ______________________________

            [AND IS AN AFFILIATE/APPROVED FUND OF [IDENTIFY LENDER](1)]

3.    Borrower(s): ACE Cash Express, Inc. (the "Borrower")

4.    Administrative Agent: Wells Fargo Bank, National Association, as the
                            Administrative Agent under the Credit Agreement (the "Agent")
------------------------
(1) Select as applicable.

5.    Credit Agreement: First Amended and Restated Credit Agreement dated as of
                        July ___, 2004 among Borrower, the Lenders parties thereto, Agent, and the other agents parties thereto (as amended, supplemented, restated or otherwise modified, the "Credit Agreement")

6.    Assigned Interest:

                                           Aggregate Amount of            Amount of Commitment/Loans          Percentage Assigned of
Facility Assigned(2)                Commitment/Loans for all Lenders               Assigned                     Commitment/Loans(3)
                                    $                                     $                                                       %
                                    $                                     $                                                       %
                                    $                                     $                                                       %

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                          ASSIGNOR

                                          [NAME OF ASSIGNOR]

                                          By:_____________________________
                                             Title:

                                          ASSIGNEE

                                          [NAME OF ASSIGNEE]

                                          By:_____________________________

-------------------------------
(2) Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. "Revolving Commitment" or "Seasonal Revolving Commitment")

(3) Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[CONSENTED TO AND](4) Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By_________________________________
   Title:

[CONSENTED TO:](5)

ACE CASH EXPRESS, INC.,
as Borrower

By________________________________
   Title:

------------------------------------
(4) To be added only if the consent of the Agent is required by the terms of the Credit Agreement.

(5) To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

                                                                         ANNEX 1

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

      1. Representations and Warranties.

            1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

            1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.05 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

            2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

            3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT K

                          FORM OF CERTIFICATE OF UPDATE

TO:   Wells Fargo Bank, National Association

      4975 Preston Park Road, Suite 280
      Plano, Texas 75093
      Attention: Christina (Tina) M. Roche

To Administrative Agent:

      The undersigned is a Responsible Officer of Ace Cash Express, Inc. (the "Borrower"), and is authorized to make and deliver this Certificate of Update (this "Certificate") pursuant to that certain First Amended and Restated Credit Agreement dated as of July __, 2004 by and among the Borrower, Wells Fargo Bank, National Association ("WFB"), as administrative agent for the Lenders (WFB, in such capacity, is herein referred to as the "Administrative Agent") and the Lenders party thereto (as may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"). All terms used herein and not otherwise defined shall have the meanings as set forth in the Credit Agreement.

      In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies to the Administrative Agent and the Lenders that the following statements are true and correct:

      1. Schedule 3.15(d) of the Credit Agreement. Except as set forth on
Schedule 1 attached hereto, the information provided on Schedule 3.15(d) of the Credit Agreement is true and correct as of the date hereof as though such information was provided as of the date hereof.

      2. Schedules to Intercreditor Agreement. Except as set forth on Schedule 2 attached hereto, the information provided on the Schedules to the Intercreditor Agreement is true and correct as of the date hereof as though such information was provided as of the date hereof.

      3. Schedules to the Security Documents. Except as set forth on Schedule 3 attached hereto, the information provided on the Schedules to the Security Documents is true and correct as of the date hereof as though such information was provided as of the date hereof.

                  [Remainder of Page Intentionally Left Blank]

      The undersigned hereby certifies that the information provided herein is true and correct and not misleading as of the date hereof.

                                                  ACE CASH EXPRESS, INC.,
                                                  as Borrower

                                                  By:
                                                       Name:____________________
                                                       Title:___________________

Dated as of:___________________

                    Signature Page to Certificate of Update

                                   Schedule 1

               Changes to Schedule 3.15(d) of the Credit Agreement

                       Schedule 1 to Certificate of Update

                                   Schedule 2

                 Changes to Schedules to Intercreditor Agreement

                       Schedule 2 to Certificate of Update

                                   Schedule 3

                 Changes to Schedules to the Security Documents

                       Schedule 3 to Certificate of Update

EXHIBIT L

                         FORM OF PERFECTION CERTIFICATE

      Each of the undersigned (each, a "Loan Party" and, together, the "Loan Parties"), after due investigation and with reference to the First Amended and Restated Credit Agreement dated effective as of July 30, 2004, (as may be amended, supplemented, restated or otherwise modified, the "Credit Agreement") by and among Ace Cash Express, Inc., a Texas corporation (the "Borrower"), Wells Fargo Bank, National Association ("WFB"), as administrative agent for the Lenders (WFB, in such capacity, is herein referred to as the "Administrative Agent"), and the Lenders party thereto, does hereby certify as of the date hereof as follows (with capitalized terms used and not defined herein having the meanings ascribed to them in the Credit Agreement):

      1. Loan Parties. Schedule I hereto lists (a) the full and correct legal name of each Loan Party (in each case as it appears on its respective certificate of incorporation), and (b) the organizational number of each Loan Party issued by such entity's state of incorporation (if any).

      2. Locations. Schedule II sets forth for each Loan Party (a) the location of its chief executive office, (b) each location where its books and records are maintained and (c) each location where Collateral is maintained.

      3. Other Names. Schedule III hereto lists (a) all names (including trade names and similar appellations) presently used by each Loan Party or any of its respective divisions or other business units and (b) all names (including former legal names and trade names or similar appellations) used by each Loan Party or any of its respective divisions or other business units during the past five years.

      4. Outside Locations of Collateral. Schedule IV lists each person or entity (other than a Loan Party, a Lender or a depository institution that maintains Deposit Accounts) that has or may have possession of any Collateral.

      5. Instruments and Securities. Schedule V lists all securities (whether or not evidenced by a certificate) and all instruments (other than checks and negotiable instruments in the ordinary course of business) intended to constitute Collateral which are held by each Loan Party.

      6. Intellectual Property. Schedule VI lists all Trademark Collateral (as such term is defined in the Trademark Security Agreement) and Patent Collateral (as such term is defined in the Patent Security Agreement).

      7. Deposit Accounts. Schedule VII is a complete and correct list of all Deposit Accounts in which any Loan Party has any interest and correctly describes the name of the account holder, the bank in which such account is maintained (including the specific branch), the street address (including the specific branch) and ABA number of such bank, the account number, and the account type.

      8. UCC Filing Jurisdictions. Schedule VIII hereto lists all jurisdictions in which financing statements on Form UCC-1 must be filed in order to perfect a security interest in all assets of the Loan Parties which are intended to constitute Collateral.

      9. Acknowledgment. The undersigned acknowledge that this Perfection Certificate is provided in connection with the Credit Agreement and that the Administrative Agent and the Lenders will rely upon the information contained herein. The undersigned further acknowledge and agree that the information contained herein shall be deemed to be a representation and warranty under the Credit Agreement, and that any misstatements or omissions contained herein may constitute an Event of Default under the Credit Agreement.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned have executed this Perfection Certificate this _____ day of July, 2004.

                                   ACE CASH EXPRESS, INC.

                                   By:__________________________________
                                        Name:___________________________
                                        Title:__________________________

                                   CHECK EXPRESS, INC.
                                   Q.C. & G. FINANCIAL, INC.
                                   PUBLIC CURRENCY, INC.
                                   CHECK EXPRESS FLORIDA, INC.
                                   CHECK EXPRESS FINANCE, INC.
                                   CHECK-X-CHANGE CORPORATION
                                   CHECK EXPRESS SOUTH CAROLINA, INC.
                                   CHECK EXPRESS USA, INC.

                                   By:__________________________________
                                        Name:___________________________
                                        Title:__________________________

                 [Signature Page to the Perfection Certificate]

                                                                      SCHEDULE I

                                     PERSONS

The full and correct legal name and organizational number of the Borrower is:   Ace Cash Express, Inc.              (Id# 60190500)

The full and correct legal name and organizational number of each Subsidiary of the Borrower is:

Subsidiary
Wholly owned by Ace Cash Express, Inc.

                                            Check Express, Inc., a Florida corporation                   (Id# J25534)
                                            Q. C.& G. Financial, Inc., an Arizona corporation            (Id# 0719507-6)
                                            Public Currency, Inc., a California corporation              (Id# C-0634743)

Wholly owned by Check Express, Inc.

                                            Check Express Florida, Inc., a Florida corporation           (Id# M76903)
                                            Check Express Finance, Inc., a Florida corporation           (Id# P65453)
                                            Check-X-Change Corporation, a California corporation         (Id# C-1162405)
                                            Check Express South Carolina, Inc., a Florida corporation    (Id# S20354)
                                            Check Express USA, Inc., a Florida corporation               (Id# J70324)

                      Schedule I to Perfection Certificate

                      Schedule I to Perfection Certificate

                                                                     SCHEDULE II

                                    LOCATIONS

All Loan Parties chief executive office and books and records are at 1231 Greenway Drive, Suite 600, Irving, Texas.

Attached is a schedule of all Ace locations

                      Schedule II to Perfection Certificate

ACE LOCATIONS

Store  Address                     City                   State
-----  -------                     ----                   -----
852    1153 HUFFMAN ROAD           BIRMINGHAM             AL
2189   102 SOUTHERN DRIVE          ASHDOWN                AR
2180   1805 FORT STREET            BARLING                AR
2187   706 E. COLLIN RAY DR        DE QUEEN               AR
2183   1913 TOWSON AVE.            FT SMITH               AR
2184   2012 ROGERS AVE.            FT SMITH               AR
2185   3822 MIDLAND BLVD.          FT SMITH               AR
2102   6416 ASHER AVE              LITTLE ROCK            AR
2106   7508 GEYER SPRINGS RD       LITTLE ROCK            AR
2111   1100 EAST ROOSEVELT RD      LITTLE ROCK            AR
2126   310 S. BROADWAY ST          LITTLE ROCK            AR
2186   501 SHERWOOD                MENA                   AR
2188   330 S. MAIN STREET          NASHVILLE              AR
2108   3422 PIKE AVENUE            NORTH LITTLE ROCK      AR
2103   2801 S OLIVE ST             PINE BLUFF             AR
2136   2811 WEST 28TH AVENUE       PINE BLUFF             AR
2181   2321 INDUSTRIAL  PARK RD.   VAN BUREN              AR
2182   2203 FAYETTEVILLE           VAN BUREN              AR
2124   100 E. BROADWAY ST          WEST MEMPHIS           AR
1229   238 W. WESTERN              AVONDALE               AZ
211    2081 N. ARIZONA AVE.        CHANDLER               AZ
275    777 N. ARIZONA AVENUE       CHANDLER               AZ
225    6020 N. 59TH AVENUE         GLENDALE               AZ
1225   8345 W. GLENDALE AVE.       GLENDALE               AZ
1228   7980 N. 51ST AVENUE         GLENDALE               AZ
1230   5052 WEST OLIVE             GLENDALE               AZ
224    450 S. COUNTRY CLUB         MESA                   AZ
247    760 N. COUNTRY CLUB         MESA                   AZ
277    6750 E. MAIN                MESA                   AZ
280    758 S. ALMA SCHOOL ROAD     MESA                   AZ
298    421 EAST BROADWAY           MESA                   AZ
1204   1911 WEST MAIN STREET       MESA                   AZ
1223   3460 EAST SOUTHERN AVE.     MESA                   AZ
1224   724 W. UNIVERSITY DRIVE     MESA                   AZ
1227   2760 E. MAIN STREET         MESA                   AZ
1235   1816 E. Baseline            Mesa                   AZ
249    8385 NORTHWEST GRAND        PEORIA                 AZ
201    6025 N 27TH AVENUE          PHOENIX                AZ

                      Schedule II to Perfection Certificate

202    4948 W INDIAN SCHOOL ROAD   PHOENIX                AZ
203    2835 N 16TH STREET          PHOENIX                AZ
206    3458 W. VAN BUREN           PHOENIX                AZ
212    6018 S. CENTRAL AVENUE      PHOENIX                AZ
214    3923 E. THOMAS ROAD         PHOENIX                AZ
217    4338 WEST THOMAS ROAD       PHOENIX                AZ
219    2709 W. VAN BUREN           PHOENIX                AZ
223    5114 W. MCDOWELL RD         PHOENIX                AZ
232    2032 E. THOMAS ROAD         PHOENIX                AZ
236    6544 W. THOMAS RD           PHOENIX                AZ
237    4430 E. MCDOWELL RD.        PHOENIX                AZ
245    9401 N. CAVE CREEK RD.      PHOENIX                AZ
246    2716 W. INDIAN SCHOOL RD.   PHOENIX                AZ
252    15249 NORTH 32ND STREET     PHOENIX                AZ
253    3205 E. MCDOWELL ROAD       PHOENIX                AZ
257    8210 W. INDIAN SCHOOL RD    PHOENIX                AZ
261    4727 E. SOUTHERN            PHOENIX                AZ
263    5011 NORTH 35TH AVENUE      PHOENIX                AZ
274    6402 S. CENTRAL             PHOENIX                AZ
276    3544 W. GLENDALE AVENUE     PHOENIX                AZ
296    4750 E. BROADWAY            PHOENIX                AZ
297    20 E. BUCKEYE RD.           PHOENIX                AZ
299    4040 N. 24TH ST.            PHOENIX                AZ
1209   8225 W.INDIAN SCHOOL ROAD   PHOENIX                AZ
1210   16874 N.CAVE CREEK ROAD     PHOENIX                AZ
1214   4239 W.MCDOWELL ROAD        PHOENIX                AZ
1215   4344 W. INDIAN SCHOOL       PHOENIX                AZ
1216   7227 SOUTH CENTRAL AVE.     PHOENIX                AZ
1217   6601 W. INDIAN SCHOOL       PHOENIX                AZ
1218   702 W. CAMELBACK, STE. 7    PHOENIX                AZ
1219   4822 NORTH 27TH AVENUE      PHOENIX                AZ
1221   3343 W. PEORIA AVE. #8      PHOENIX                AZ
1222   17220 NORTH 19TH AVE.       PHOENIX                AZ
294    205 NORTH MAIN ST           SAN LUIS               AZ
215    7730 E. MCDOWELL            SCOTTSDALE             AZ
241    1029 N. SCOTTSDALE RD.      SCOTTSDALE             AZ
209    2410 S. 6TH AVENUE          SOUTH TUCSON           AZ
287    1750 S. RURAL RD.           TEMPE                  AZ
210    454 W. VALENCIA             TUCSON                 AZ
220    3030 E. 22ND STREET         TUCSON                 AZ
222    1775 W. AJO WAY             TUCSON                 AZ
227    1225 W. ST. MARY'S          TUCSON                 AZ
228    635 W. VALENCIA             TUCSON                 AZ

                      Schedule II to Perfection Certificate

250    719 E. FORT LOWEL           TUCSON                 AZ
251    1830 EAST IRVINGTON         TUCSON                 AZ
286    77 SOUTH KOLB AVENUE        TUCSON                 AZ
1231   4444 E. GRANT STREET        TUCSON                 AZ
1232   5644 E. BROADWAY            TUCSON                 AZ
1236   7955 E Broadway             Tucson                 AZ
1237   1747 W. Ajo Way             Tuscon                 AZ
1238   850 E. Fort Lowell Rd       Tuscon                 AZ
290    400 W. 16TH ST.             YUMA                   AZ
4022   8652-A WOODMAN AVE.         ARLETA                 CA
4059   351 BELLEVUE                ATWATER                CA
4051   4128 CHESTER AVENUE         BAKERSFIELD            CA
4052   6300 WHITE LANE             BAKERSFIELD            CA
4068   6465 NILES STREET           BAKERSFIELD            CA
4014   22 WEST 7TH ST.             CALEXICO               CA
4020   20469 SHERMAN               CANOGA PARK            CA
4097   7250 FAIR OAKS BLVD,STE.F   CARMICHAEL             CA
4062   2517 #B MITCHELL ROAD       CERES                  CA
4096   7615 GREENBACK              CITRUS HEIGHTS         CA
4110   2774 WILLOW AVE. #115       CLOVIS                 CA
4018   1049 N. MOUNT VERNON AVE    COLTON                 CA
4114   4911 S SEPULVEDA BLVD       CULVER CITY            CA
4058   1700 HIGH STREET            DELANO                 CA
4079   3889 SAN PABLO AVENUE       EMERYVILLE             CA
4002   16920 FOOTHILL BLVD.        FONTANA                CA
4048   4970 E. KINGS CANYON        FRESNO                 CA
4049   3241 W. SHAW                FRESNO                 CA
4061   5422 N. BLACKSTONE          FRESNO                 CA
4067   4831 BUTLER                 FRESNO                 CA
4111   1585 N.W. WEST AVENUE       FRESNO                 CA
4112   432 E. BULLARD AVENUE       FRESNO                 CA
4039   13131 HARBOR BLVD           GARDEN GROVE           CA
4035   3928 W. ROSECRANS           HAWTHORNE              CA
4054   27300 HESPERIAN             HAYWARD                CA
4055   591 TRES PINO'S ROAD        HOLLISTER              CA
4021   1803 N. CAHUENGA BLVD.      HOLLYWOOD              CA
4106   5609 W. SUNSET BLVD.        HOLLYWOOD              CA
4122   4711 S. Broadway            LA                     CA
4011   3025 N. BROADWAY            LINCOLN HEIGHTS        CA
4008   4003 SOUTHWESTERN AVE.      LOS ANGELES            CA
4009   1377 WEST IMPERIAL          LOS ANGELES            CA
4010   5848 SANTA MONICA BLVD.     LOS ANGELES            CA
4016   5803 N. FIGUEROA            LOS ANGELES            CA

                      Schedule II to Perfection Certificate

4017   745 S. VERMONT              LOS ANGELES            CA
4019   8905 VENICE BLVD.           LOS ANGELES            CA
4032   1993 E. FLORENCE            LOS ANGELES            CA
4033   1232 E. FLORENCE            LOS ANGELES            CA
4034   5151 W. PICO BLVD           LOS ANGELES            CA
4037   4005 W. 3RD ST              LOS ANGELES            CA
4042   1514 S. VERMONT ST. STE.J   LOS ANGELES            CA
4044   500 E. WASHINGTON BLVD      LOS ANGELES            CA
4113   2134 WEST SUNSET BLVD.      LOS ANGELES            CA
4074   1187 S. MAIN                MANTECA                CA
4093   6000 LINDHURST              MARYSVILLE             CA
4047   1136 W.MAIN STREET          MERCED                 CA
4050   415 PARADISE ROAD           MODESTO                CA
4060   2020 W.BRIGGS MORE          MODESTO                CA
4064   420 H STREET                MODESTO                CA
4065   2001-C TULLY ROAD           MODESTO                CA
4066   1550 YOSEMITE BLVD.         MODESTO                CA
4072   1320 STANDIFORD, STE E8     MODESTO                CA
4073   2508 OAKDALE ROAD           MODESTO                CA
4075   1610 E.HATCH ROAD           MODESTO                CA
4116   24853 Alessandro Blvd       Moreno Valley          CA
4117   12210 Perris                Moreno Valley          CA
4119   23845 SUNNYMEADE BLVD.      MORENO VALLEY          CA
4063   1190 EAST F STREET          OAKDALE                CA
4076   2700 SAN PABLO AVENUE       OAKLAND                CA
4077   9001 INTERNATIONAL BLVD     OAKLAND                CA
4078   3229 INTERNATIONAL BLVD     OAKLAND                CA
4080   610 HEGENBERGER             OAKLAND                CA
4001   658 W. HOLT BLVD.           ONTARIO                CA
4029   507 N. TUSTIN AVENUE        ORANGE                 CA
4069   50 W. OLIVE                 PORTERVILLE            CA
4004   527 E. FOOTHILL BLVD.       RIALTO                 CA
4087   2300 CUTTING BLVD.          RICHMOND               CA
4123   6302 Van Buren              Riverside              CA
4094   5227 ELKHORN BLVD           SACRAMENTO             CA
4095   5427 AUBURN BLVD            SACRAMENTO             CA
4098   4341 ELKHORN BLVD.          SACRAMENTO             CA
4101   2419 DEL PASO BLVD          SACRAMENTO             CA
4103   6650 VALLEY HI DRIVE        SACRAMENTO             CA
4104   6527 FLORIN ROAD            SACRAMENTO             CA
4003   804  W. HIGHLAND AVE.       SAN BERNARDINO         CA
4082   2038 MISSION STREET         SAN FRANCISCO          CA
4045   1070 STORY ROAD             SAN JOSE               CA

                      Schedule II to Perfection Certificate

4070   13220 SAN PABLO AVENUE      SAN PABLO              CA
4086   1189 E. MARCH LANE          STOCKTON               CA
4036   1648 W. CARSON ST           TORRANCE               CA
4090   170 E.CROSS                 TULARE                 CA
4056   1825 COUNTRYSIDE            TURLOCK                CA
4024   7654 WOODMAN AVENUE         VAN NUYS               CA
4040   7335 VAN NUYS BLVD.         VAN NUYS               CA
4091   1550 N. BEN MADDOX          VISALIA                CA
4092   3637 S. MOONEY              VISALIA                CA
4038   104-A W. ANAHEIM            WILMINGTON             CA
76     9315 W. RALSON ROAD         ARVADA                 CO
9213   9525 W. 58th                Arvada                 CO
47     862 S BUCKLEY RD            AURORA                 CO
49     1155 SOUTH HAVANA           AURORA                 CO
54     13110 E. MISSISSIPPI AVE.   AURORA                 CO
57     10390 E. COLFAX             AURORA                 CO
58     14410 E 6TH AVENUE          AURORA                 CO
60     636-B PEORIA STREET         AURORA                 CO
61     11703 E. COLFAX             AURORA                 CO
80     3108 S. PARKER ROAD         AURORA                 CO
84     15037 E. COLFAX AVE         AURORA                 CO
151    3150 S. PEORIA ST.          AURORA                 CO
103    4134 AUSTIN BLUFFS PKWY     COLORADO SPRINGS       CO
107    5520 SOUTH HIGHWAY 85-87    COLORADO SPRINGS       CO
110    2322 E. PLATTE AVENUE       COLORADO SPRINGS       CO
111    498 N. MURRAY BLVD          COLORADO SPRINGS       CO
112    2064 S. ACADEMY BLVD.       COLORADO SPRINGS       CO
113    893 N. ACADEMY BLVD.        COLORADO SPRINGS       CO
114    3279 S ACADEMY BLVD         COLORADO SPRINGS       CO
115    3014 N NEVADA AVE           COLORADO SPRINGS       CO
116    1640 SOUTH CIRCLE DR.       COLORADO SPRINGS       CO
117    1406 S. NEVADA AVE.         COLORADO SPRINGS       CO
120    829 CHEYENNE MEADOWS RD.    COLORADO SPRINGS       CO
122    5863 CONSTITUTION AVE.      COLORADO SPRINGS       CO
123    1453 SOUTH MURRAY BLVD.     COLORADO SPRINGS       CO
124    6910 N. ACADEMY BLVD.       COLORADO SPRINGS       CO
161    535 Garden of the Gods      Colorado Springs       CO
9204   4352 Austin Bluffs Pkwy     Colorado Springs       CO
9205   3996 Palmer Park            Colorado Springs       CO
9206   718 Cheyenne Meadows        Colorado Springs       CO
91     6125 E. 72ND PLACE          COMMERCE CITY          CO
25     320 NORTH BROADWAY.         DENVER                 CO
40     6499 LEETSDALE DR.          DENVER                 CO

                      Schedule II to Perfection Certificate

46     1305 KRAMERIA UNIT J        DENVER                 CO
48     3375 COLORADO BLVD          DENVER                 CO
52     640 SIXTEENTH               DENVER                 CO
74     361 S. COLORADO BLVD        DENVER                 CO
79     2061 S. FEDERAL BLVD        DENVER                 CO
88     1965 WEST 38TH AVENUE       DENVER                 CO
89     2101 E. COLFAX AVE          DENVER                 CO
97     2401 W. ALAMEDA AVENUE      DENVER                 CO
98     3248 CHAMPA STREET          DENVER                 CO
152    5335 WEST 38TH AVE.         DENVER                 CO
154    1410 SOUTH SHERIDAN BLVD.   DENVER                 CO
157    2120 S. BROADWAY            DENVER                 CO
158    1501 W. 48th St             Denver                 CO
9209   890 S. Monaco               Denver                 CO
9210   6460 E. Yale                Denver                 CO
9214   4890 Chambers Rd            Denver                 CO
43     2896 S. BROADWAY            ENGLEWOOD              CO
81     3912 S. BROADWAY            ENGLEWOOD              CO
41     1407 W. 84TH ST.            FEDERAL HEIGHTS        CO
59     1105 SOUTH WADSWORTH        LAKEWOOD               CO
87     6585 WEST COLFAX AVENUE     LAKEWOOD               CO
155    6006 W. ALAMEDA AVENUE      LAKEWOOD               CO
9101   3278 S. WADSWORTH BLVD.     LAKEWOOD               CO
9212   6739 W. Colfax              Lakewood               CO
118    3058 W. NORTHERN AVE.       PUEBLO                 CO
119    3003 NORTH ELIZABETH, #B    PUEBLO                 CO
9201   2001 HIGHWAY 50 WEST        PUEBLO                 CO
9202   2403 W. Northern            Pueblo                 CO
82     8800 WASHINGTON             THORNTON               CO
156    3913B - EAST 120TH AVENUE   THORNTON               CO
9211   750 W 84th                  Thornton               CO
93     7200 FEDERAL BLVD           WESTMINSTER            CO
150    3924 WADSWORTH              WHEAT RIDGE            CO
618    601 H. STREET, N.E.         WASHINGTON             DC
628    1940 14TH STREET NW.        WASHINGTON             DC
635    3903 BENNING RD.,NE         WASHINGTON             DC
638    3663 GEORGIA AVE, NW        WASHINGTON             DC
654    909 H STREET, N.E.          WASHINGTON             DC
661    645 PENNSYLVANIA AVE. S.E   WASHINGTON             DC
667    1512 BENNING RD, NE         WASHINGTON             DC
668    2337 PENNSYLVANIA AVE SE    WASHINGTON             DC
669    3829 PENNSYLVANIA AVE       WASHINGTON             DC
670    1786 FLORIDA AVE NW         WASHINGTON             DC

                      Schedule II to Perfection Certificate

672    6221 GEORGIA AVE, NW        WASHINGTON             DC
675    5429 KENNEDY STREET NW      WASHINGTON             DC
676    1245 GOOD HOPE ROAD         WASHINGTON             DC
677    401 M STREET, S.W.          WASHINGTON             DC
682    2922 MLK JR AVE,            WASHINGTON             DC
699    2441 GOOD HOPE ROAD         WASHINGTON             DC
3292   905 N. WILSON               BARTOW                 FL
3237   5169 14TH ST WEST           BRADENTON              FL
3228   1335 BRANDON BLVD. #F       BRANDON                FL
3299   1750 SUN SHADOW DRIVE       CASSELBERRY            FL
3203   2005 GULF-TO-BAY            CLEARWATER             FL
3205   25720 U.S. HWY 19 NORTH     CLEARWATER             FL
3209   4100 E. BAY DRIVE, B-10     CLEARWATER             FL
3260   854 N. NOVA RD              DAYTONA BEACH          FL
3264   631 W. INTERNATIONAL        DAYTONA BEACH          FL
3269   833 N. RIDGEWOOD AVENUE     DAYTONA BEACH          FL
3242   6851 HWY 17-92 SOUTH        FERN PARK              FL
3254   806 NE WALDO ROAD           GAINESVILLE            FL
3291   1538 N. W. 6TH STREET       GAINSVILLE             FL
3256   810 GOLFAIR BOULEVARD       JACKSONVILLE           FL
3257   5124 BLANDING BLVD. SOUTH   JACKSONVILLE           FL
3258   10152 ATLANTIC BLVD.        JACKSONVILLE           FL
3259   3547 KINGSTON STREET        JACKSONVILLE           FL
3261   6030 MERRILL ROAD           JACKSONVILLE           FL
3265   1036-50 DUNN AVENUE         JACKSONVILLE           FL
3266   946 CASSAT AVENUE           JACKSONVILLE           FL
3270   5631 UNIVERSITY BLVD        JACKSONVILLE           FL
3287   833 BEACH BLVD              JACKSONVILLE           FL
3289   9741 SAN JOSE BLVD          JACKSONVILLE           FL
3271   1420 NORTH MISSOURI AVE     LARGO                  FL
3227   4756 US HWY 19              NEW PORT RICHEY        FL
3294   5509 US HIGHWAY 19 NORTH    NEW PORT RICHEY        FL
3306   6935 LITTLE ROAD            NEW PORT RICHEY        FL
3315   2400 SW COLLEGE ROAD        OCALA                  FL
3255   246 BLANDING BOULEVARD      ORANGE PARK            FL
3204   5105 SILVER STAR RD.        ORLANDO                FL
3206   2509 E. COLONIAL DRIVE      ORLANDO                FL
3223   2520 S. SEMORAN BLVD.       ORLANDO                FL
3226   4712 S. ORANGE BLOSSOM TR   ORLANDO                FL
3241   5701 EDGEWATER DRIVE        ORLANDO                FL
3275   10526 E. COLONIAL DRIVE     ORLANDO                FL
3278   1523 S. CRYSTAL LAKE DR.    ORLANDO                FL
3284   2920 35TH ST                ORLANDO                FL

                      Schedule II to Perfection Certificate

3331   5821 W. COLONIAL            ORLANDO                FL
3218   5561 PARK BLVD.             PINELLAS PARK          FL
3321   6581 102ND AVE              PINELLAS PARK          FL
3249   11144 US HIGHWAY 19, #3     PORT RICHEY            FL
3273   1560 S. FRENCH              SANFORD                FL
3212   2705 54TH AVE #18           ST PETERSBURG          FL
3302   3050 FIRST AVENUE NORTH     ST PETERSBURG          FL
3207   2940 34TH STREET SOUTH      ST. PETERSBURG         FL
3216   820 3RD AVENUE SOUTH        ST. PETERSBURG         FL
3238   5526 66TH STREET NORTH      ST. PETERSBURG         FL
3253   3254 CENTRAL AVENUE         ST. PETERSBURG         FL
3288   500 34TH STREET SOUTH       ST. PETERSBURG         FL
3293   8230 4TH STREET NORTH       ST. PETERSBURG         FL
3201   8207 N. FLORIDA AVENUE      TAMPA                  FL
3208   1415 N. ARMENIA AVENUE      TAMPA                  FL
3210   4001 E. HILLSBOROUGH        TAMPA                  FL
3220   2355-B W. HILLSBOROUGH      TAMPA                  FL
3224   2532-B BEARSS AVENUE        TAMPA                  FL
3229   1711-B N.50TH STREET        TAMPA                  FL
3248   3921 N.FLORIDA AVENUE       TAMPA                  FL
3263   6821 W. HILLSBOROUGH #16    TAMPA                  FL
3280   408 N. DALE MABRY HWY       TAMPA                  FL
3296   2317 E. HILLSBOROUGH AVE    TAMPA                  FL
3311   5383 EHRLICH ROAD,STE 101   TAMPA                  FL
3272   9303 N. 56TH @BUSCH         TEMPLE TERRACE         FL
3262   1740 SEMORAN BLVD STE.140   WINTER PARK            FL
858    233 SOUTH MAIN STREET       ALPHARETTA             GA
806    4058 PEACHTREE RD           ATLANTA                GA
811    2841 GREENBRIAR PARKWAY,    ATLANTA                GA
816    461 PONCE DE LEON, N.E.     ATLANTA                GA
824    863 OAK STREET              ATLANTA                GA
831    495-C WHITEHALL STREET      ATLANTA                GA
839    3583 MLK JR. DRIVE          ATLANTA                GA
840    2581 PIEDMONT RD.           ATLANTA                GA
841    3714 ROSWELL RD. NE         ATLANTA                GA
856    381 MORELAND AVENUE, SE     ATLANTA                GA
909    2625 DEANS BRIDGE ROAD      AUGUSTA                GA
910    1502 WALTON WAY             AUGUSTA                GA
846    4070 AUSTELL ROAD           AUSTELL                GA
969    4420 ALTAMA AVENUE          BRUNSWICK              GA
830    2798 CAMP CREEK PKWY.       COLLEGE PARK           GA
835    5190 OLD NATIONAL HIGHWAY   COLLEGE PARK           GA
804    3570 MEMORIAL DRIVE         DECATUR                GA

                      Schedule II to Perfection Certificate

827    4801 MEMORIAL DRIVE         DECATUR                GA
837    4065 MEMORIAL, STE. F       DECATUR                GA
843    3675 SATELLITE BLVD. #830   DULUTH                 GA
850    8763 DUNWOODY PLACE         DUNWOODY               GA
822    1618 WILLINGHAM ROAD        EAST POINT             GA
823    4703 JONESBORO ROAD         FOREST PARK            GA
860    350 SHALLOWFORD ROAD,#D     GAINESVILLE            GA
813    6443 TARA BOULEVARD         JONESBORO              GA
853    904 THORNTON ROAD           LITHIA SPRINGS         GA
905    1093 EISENHOWER PARKWAY     MACON                  GA
906    586 POPLAR STREET           MACON                  GA
821    277 S. MARIETTA PKY.        MARIETTA               GA
838    2800 DELK ROAD              MARIETTA               GA
844    1284 ROSWELL RD.            MARIETTA               GA
855    1853 TERRELL MILL ROAD      MARIETTA               GA
817    5345-N  JIMMY CARTER BLVD   NORCROSS               GA
847    7050 JIMMY CARTER BLVD.     NORCROSS               GA
861    2070 BEAVER RUIN RD         NORCROSS               GA
810    6635 GEORGIA HIGHWAY        RIVERDALE              GA
836    7512 HWY 85 @ HWY 138       RIVERDALE              GA
845    795 HOLCOMB BRIDGE RD       ROSWELL                GA
901    59 E. DERENNE AVE           SAVANNAH               GA
902    424 WEST BROUGHTON STREET   SAVANNAH               GA
801    2363 S. COBB DRIVE          SMYRNA                 GA
814    1030-3 WINDY HILL ROAD      SMYRNA                 GA
851    2697 SPRING ROAD            SMYRNA                 GA
818    3210-I NORCROSS -           TUCKER                 GA
2512   1017 E. COLISEUM            FT. WAYNE              IN
2519   711 W. FRYE ROAD            GREENWOOD              IN
2501   5061 E. 38TH STREET         INDIANAPOLIS           IN
2503   2435 N SHERMAN              INDIANAPOLIS           IN
2506   2620 S. MADISON AVENUE      INDIANAPOLIS           IN
2508   3801 LAFAYETTE ROAD         INDIANAPOLIS           IN
2510   7025 PENDLETON PIKE         INDIANAPOLIS           IN
2511   4001 E. 10TH STREET         INDIANAPOLIS           IN
2513   5608 GEORGETOWN             INDIANAPOLIS           IN
2514   8091 S. MADISON             INDIANAPOLIS           IN
2520   8939 E. 38TH STREET         INDIANAPOLIS           IN
2521   5841 CRAWFORDSVILLE RD      INDIANAPOLIS           IN
2523   40 NORTH DELAWARE           INDIANAPOLIS           IN
2524   3915 MADISON AVENUE         INDIANAPOLIS           IN
2525   8027 PENDELTON PIKE         INDIANAPOLIS           IN
2527   3406 W. 16TH STREET         INDIANAPOLIS           IN

                      Schedule II to Perfection Certificate

2528   9515 E. WASHINGTON STREET   INDIANAPOLIS           IN
2533   1115 EAST 86TH STREET       INDIANAPOLIS           IN
2534   600 TWIN AIRE DRIVE #9      INDIANAPOLIS           IN
2535   8605 N. MICHIGAN ROAD       INDIANAPOLIS           IN
2536   2321 EAST 38TH ST.,STE.A    INDIANAPOLIS           IN
2537   5357 N. KEYSTONE AVENUE     INDIANAPOLIS           IN
2538   4112 N. HIGH SCHOOL ROAD    INDIANAPOLIS           IN
2539   5103 WASHINGTON STREET W.   INDIANAPOLIS           IN
2541   4856 S. Emerson             Indianapolis           IN
2542   3709 E Washington           Indianapolis           IN
2529   3762 N. MERIDIAN            INDIANPOLIS            IN
2518   1119 EAST MCGALLIARD RD     MUNCIE                 IN
2701   1535 E CENTRAL AVE          WICHITA                KS
2702   1606 S BROADWAY ST          WICHITA                KS
2703   1105 W PAWNEE ST            WICHITA                KS
2704   6259 E 21ST ST N            WICHITA                KS
2705   606 N. West St              Wichita                KS
2706   7340 W. CENTRAL             WICHITA                KS
2805   2113 W. Broadway            Louisville             KY
2806   4920 Poplar Level           Louisville             KY
2804   1900 Crums Lane             Shively                KY
717    5949 PLANK ROAD             BATON ROUGE            LA
718    5025 FLORIDA BLVD.          BATON ROUGE            LA
721    12330 FLORIDA BLVD          BATON ROUGE            LA
723    4427 PERKINS ROAD           BATON ROUGE            LA
724    19973 THAD CAIN LANE        BATON ROUGE            LA
1349   733 BENTON ROAD             BOSSIER CITY           LA
706    8720 W. JUDGE PEREZ DRIVE   CHALMETTE              LA
710    2766 BELLE CHASE HWY        GRETNA                 LA
712    1028 MANHATTAN BLVD         HARVEY                 LA
711    4103 JEFFERSON HWY          JEFFERSON              LA
704    2541 WILLIAMS BOULEVARD     KENNER                 LA
714    4041 WILLIAMS BOULEVARD     KENNER                 LA
730    100 East Willow             Lafayette              LA
732    2222 Ambassador Caffery     Lafayette              LA
729    1702 Gerstner Memorial      Lake Charles           LA
733    3220 Ryan St                Lake Charles           LA
722    904 WEST AIRLINE            LAPLACE                LA
702    4523 WEST BANK EXPRESSWAY   MARRERO                LA
713    3816 VETERANS BOULEVARD     METAIRIE               LA
719    3601 NORTH CAUSEWAY BLVD    METAIRIE               LA
725    6417 AIRLINE DRIVE          METAIRIE               LA
726    5920 Veterans Memorial      Metairie               LA

                      Schedule II to Perfection Certificate

728    3535 SEVERN AVE.            METAIRIE               LA
731    1103 E. Admiral Doyle       New Iberia             LA
701    3804 DUBLIN                 NEW ORLEANS            LA
705    9701 I-10                   NEW ORLEANS            LA
707    5741 CROWDER BLVD.          NEW ORLEANS            LA
709    1157 N. BROAD ST            NEW ORLEANS            LA
715    4639 MAGAZINE STREET        NEW ORLEANS            LA
716    401 S. CLAIBORNE AVE        NEW ORLEANS            LA
720    334 CARONDELET              NEW ORLEANS            LA
1346   3802 JEWELLA AVENUE         SHREVEPORT             LA
1348   2709 W. 70TH STREET         SHREVEPORT             LA
1395   8988 MANSFIELD ROAD         SHREVEPORT             LA
703    624 TERRY PARKWAY           TERRYTOWN              LA
664    2012 W. STREET, UNIT C      ANNAPOLIS              MD
601    1251 WEST PRATT STREET      BALTIMORE              MD
603    200 NORTH HIGHLAND          BALTIMORE              MD
607    5900 PULASKI HWY.           BALTIMORE              MD
611    719 NORTHPOINT BLVD.        BALTIMORE              MD
634    428 EAST 33RD STREET        BALTIMORE              MD
641    5416 YORK ROAD              BALTIMORE              MD
646    3046 GREENMOUNT AVENUE      BALTIMORE              MD
649    5500 SINCLAIR LANE          BALTIMORE              MD
650    2200 EAST MONUMENT STREET   BALTIMORE              MD
688    3441 CLIFTON AVENUE         BALTIMORE              MD
697    1312 EASTERN BLVD           BALTIMORE              MD
1609   407 W. BALTIMORE STREET     BALTIMORE              MD
629    10610 BALTIMORE BOULEVARD   BELTSVILLE             MD
696    4815-A ANNAPOLIS ROAD       BLADENSBURG            MD
655    9920 YORK ROAD              COCKEYSVILLE           MD
637    4811 MARLBORO PIKE          CORA HILL              MD
604    5684 SILVER HILL ROAD       DISTRICT HEIGHTS       MD
632    3234 DONNELL DRIVE          FORESTVILLE            MD
678    1170-A WEST PATRICK ST      FREDERICK              MD
665    211 NORTH FREDERICK AVE.    GAITHERSBURG           MD
625    6719 CHESAPEAKE CENTER DR   GLEN BURNIE            MD
640    6421 ANNAPOLIS RD           HYATTSVILLE            MD
692    3400 EAST WEST HIGHWAY      HYATTSVILLE            MD
623    7039 M. L. KING HIGHWAY     LANDOVER               MD
686    7517 LANDOVER ROAD          LANDOVER               MD
610    8010 NEW HAMPSHIRE AVE      LANGLEY PARK           MD
613    602 WASHINGTON BLVD.        LAUREL                 MD
659    8470 ANNAPOLIS ROAD         NEW CARROLLTON         MD
636    5221 INDIAN HEAD HYWY.      OXEN HILL              MD

                      Schedule II to Perfection Certificate

602    803 - A SOUTHERN AVENUE     OXON HILL              MD
621    6301-A LIVINGSTON ROAD      OXON HILL              MD
679    6603 RIVERDALE RD           RIVERDALE              MD
614    6256 CENTRAL AVE.           SEAT PLEASANT          MD
687    11311-A LOCKWOOD DRIVE      SILVER SPRING          MD
663    2332 IVERSON STREET         TEMPLE HILLS           MD
1604   4524 ST BARNABAS ROAD       TEMPLE HILLS           MD
671    11337 GEORGIA AVE           WHEATON                MD
2301   679 JEFFCO BLVD.            ARNOLD                 MO
2307   14636 MANCHESTER ROAD       BALLWIN                MO
2315   8434 LINDBERGH              FLORISSANT             MO
2306   7028 W. FLORISSANT          JENNINGS               MO
2303   116 W. TERRA LANE           O'FALLON               MO
2304   13001 NEW HALLS FERRY RD    ST LOUIS               MO
2312   9144 W. FLORISSANT          ST LOUIS               MO
2313   3655 S. GRAND               ST LOUIS               MO
2308   601 FIRST CAPITAL RD.       ST. CHARLES            MO
2302   10578 PAGE ST.              ST. LOUIS              MO
2314   10004 GRAVOIS ROAD          ST.LOUIS               MO
916    2706 B FREEDOM DRIVE        CHARLOTTE              NC
919    6824-E ALBERMARLE RD        CHARLOTTE              NC
921    2611-A CENTRAL AVE          CHARLOTTE              NC
923    1603 SOUTH BLVD             CHARLOTTE              NC
925    6600 E. INDEPENDENCE BLVD   CHARLOTTE              NC
931    6111 SOUTH BLVD.            CHARLOTTE              NC
932    3301 FREEDOM DR             CHARLOTTE              NC
936    4436 SOUTH BLVD., SUITE     CHARLOTTE              NC
952    3061 N. SHARON-AMITY RD     CHARLOTTE              NC
956    901 B NTH WENDOVER RD       CHARLOTTE              NC
963    2915 - B THE PLAZA          CHARLOTTE              NC
970    900 E. ARROWOOD DR.         CHARLOTTE              NC
937    109 WELLONS VILLAGE         DURHAM                 NC
954    1015 E. CONE BLVD           GREENSBORO             NC
967    103-A VILLAGE ROAD          LELAND                 NC
965    4402 MARKET STREET          WILMINGTON             NC
966    1709 DAWSON STREET          WILMINGTON             NC
958    1499 NEW WALKERTOWN RD      WINSTON SALEM          NC
2201   4720 CENTRAL AVE. SE        ALBUQUERQUE            NM
2202   2121 CENTRAL NW             ALBUQUERQUE            NM
2203   1331 JUAN TABO NE           ALBUQUERQUE            NM
2204   636 SAN MATEO SE            ALBUQUERQUE            NM
2205   9001 CENTRAL AVE, NE        ALBUQUERQUE            NM
2206   5310 FOURTH STREET, N.W.    ALBUQUERQUE            NM

                      Schedule II to Perfection Certificate

2207   111 COORS BLVD. N.W.        ALBUQUERQUE            NM
2208   4001 SAN MATEO              ALBUQUERQUE            NM
2209   7122 MENAUL BLVD9  NE       ALBUQUERQUE            NM
2210   3200 - 4 COORS BLVD, NW     ALBUQUERQUE            NM
2220   1609 ISLETA BLVD. SW        ALBUQUERQUE            NM
2221   417 Tramway Blvd            ALBUQUERQUE            NM
2222   1521 Eubank Blvd            ALBUQUERQUE            NM
4505   1000 N. RANCHO RD.          LAS VEGAS              NV
4514   742 SOUTH BOULDER HWY       HENDERSON              NV
4501   1411 N. JONES BLVD.         LAS VEGAS              NV
4502   3125 E. TROPICANA AVE.      LAS VEGAS              NV
4503   4300 E. CHARLESTON          LAS VEGAS              NV
4504   1155 E. TWAIN               LAS VEGAS              NV
4506   4972 MARYLAND PARKWAY       LAS VEGAS              NV
4507   3108 N. LAS VEGAS BLVD.     LAS VEGAS              NV
4508   235 N. EASTERN AVE.         LAS VEGAS              NV
4509   2987 N. LAS VEGAS BLVD.     LAS VEGAS              NV
4510   2255 LAS VEGAS BLVD. S.     LAS VEGAS              NV
4511   1941 N. DECATUR BLVD.       LAS VEGAS              NV
4512   3602 E. BONANZA RD.         LAS VEGAS              NV
4516   5516 BOULDER HWY            LAS VEGAS              NV
4517   3025 E. Desert Inn Rd       Las Vegas              NV
1022   1420 BRITTAIN RD.           AKRON                  OH
1008   24800 ROCKSIDE ROAD         BEDFORD HEIGHTS        OH
1019   7470 BROOKPARK ROAD         BROOKLYN               OH
1001   1409 E. NINTH STREET        CLEVELAND              OH
1003   2750 VAN AKEN BOULEVARD     CLEVELAND              OH
1004   3712 PEARL ROAD             CLEVELAND              OH
1005   7148 DENISON AVE            CLEVELAND              OH
1007   5498 CHESTER AVE            CLEVELAND              OH
1010   2079 W. 25TH STREET         CLEVELAND              OH
1011   11411 BUCKEYE ROAD          CLEVELAND              OH
1015   16604 LORAIN AVENUE         CLEVELAND              OH
1016   14001 TRISKETT ROAD         CLEVELAND              OH
1018   10589 ST. CLAIR AVENUE      CLEVELAND              OH
1023   7310 Harvard Ave            Cleveland              OH
1024   4274 Fulton                 Cleveland              OH
1002   1530 HAYDEN AVENUE          EAST CLEVELAND         OH
1006   15500 EUCLID AVE            EAST CLEVELAND         OH
1013   14782 DETROIT AVENUE        LAKEWOOD               OH
1017   15701 BROADWAY ROAD         MAPLE HEIGHTS          OH
1014   6277 #D PEARL RD            PARMA HEIGHTS          OH
1012   2167 SOUTH TAYLOR ROAD      UNIVERSITY HEIGHTS     OH

                      Schedule II to Perfection Certificate

1021   34861 EUCLID AVE.           WILLOUGHBY             OH
2414   3306 MAHONING AVENUE        YOUNGSTOWN             OH
2415   272 BOARDMAN-CANFIELD RD    YOUNGSTOWN             OH
2417   4040 YOUNGSTOWN-POLAND RD   YOUNGSTOWN             OH
2424   3029 BELMONT AVE.           YOUNGSTOWN             OH
2425   2550 1/2 MARKET STREET      YOUNGSTOWN             OH
2017   900 S. BROADWAY             EDMOND                 OK
2034   824 S. AIR DEPOT BLVD       MIDWEST CITY           OK
2037   3537 N SHIELDS BLVD         MOORE                  OK
2012   7621 S. PENN                OKLAHOMA CITY          OK
2014   6601 NW EXPRESSWAY          OKLAHOMA CITY          OK
2018   2505 NW 23RD ST             OKLAHOMA CITY          OK
2021   216 NW 23RD STREET          OKLAHOMA CITY          OK
2035   5305 S. WESTERN AVE         OKLAHOMA CITY          OK
2036   5943 NW 23RD ST             OKLAHOMA CITY          OK
2038   3001 N MAY AVE              OKLAHOMA CITY          OK
2041   3001 S MAY AVE              OKLAHOMA CITY          OK
2048   4503 N.W. 23RD STREET       OKLAHOMA CITY          OK
2051   1425 S.W. 59TH STREET       OKLAHOMA CITY          OK
2052   2216 N.W. 23RD STREET       OKLAHOMA CITY          OK
2042   1107 S HARVARD AVE          TULSA                  OK
2043   5804 S MEMORIAL DR          TULSA                  OK
2044   7861 E. ADMIRAL PLACE       TULSA                  OK
2045   6005 S PEORIA AVE           TULSA                  OK
2046   10664 E 31ST ST             TULSA                  OK
2022   3631 N. MACARTHUR BLVD      WARR ACRES             OK
3109   3110 SW CEDAR HILLS BLVD    BEAVERTON              OR
3118   2029 N.E. BURNSIDE RD.      GRESHAM                OR
3110   2722 NORTH LOMBARD          PORTLAND               OR
3112   7332 POWELL BLVD.           PORTLAND               OR
3113   16502 SE DIVISION           PORTLAND               OR
3121   13607 S. E. POWELL BLVD.    PORTLAND               OR
3128   12965 SW PACIFIC HWY.       TIGARD                 OR
2409   1059 WASHINGTON AVENUE      CARNEGIE GREENTREE     PA
2420   2351 NOBLESTOWN ROAD #B-3   BOROUGH                PA
2404   128 CHARTIERS AVE           MCKEES ROCKS           PA
2401   1701 LINCOLN HWY            NORTH VERSAILLES       PA
2403   21 YOST BLVD., SUITE 132    PITTSBURG              PA
2405   6401 PENN AVENUE            PITTSBURGH             PA
2407   4528 LIBERTY AVENUE         PITTSBURGH             PA
2410   722-R PENN AVENUE           PITTSBURGH             PA
2411   100 FORBES AVENUE, #115     PITTSBURGH             PA

                      Schedule II to Perfection Certificate

2413   2101 PENN AVENUE            PITTSBURGH             PA
2416   7773 MCKNIGHT ROAD          PITTSBURGH             PA
2418   206 FIFTH AVENUE            PITTSBURGH             PA
2421   2020 E. CARSON STREET       PITTSBURGH             PA
2422   710 E. WARRINGTON AVE. E    PITTSBURGH             PA
2423   1922 SPRING GARDEN AVE      PITTSBURGH             PA
2406   7404 CHURCH STREET          SWISSVALE              PA
911    6432 K TWO KNOTCH ROAD      COLUMBIA               SC
912    2300-C TAYLOR STREET        COLUMBIA               SC
922    1520 BROAD RIVER ROAD       COLUMBIA               SC
928    1038 N PLEASANTBURG DR      GREENVILLE             SC
959    1259 - BS PLEASANTBURG      GREENVILLE             SC
960    606 1/2 EDGEFIELD RD        NORTH AUGUSTA          SC
930    1081 JOHN C. CALHOUN DR     ORANGEBURG             SC
968    762 CHERRY ROAD             ROCK HILL              SC
914    418 WEST MAIN STREET        SPARTANBURG            SC
924    1420 KNOX ABBOTT DR         WEST COLUMBIA          SC
2104   2139 LAMAR AVE.             MEMPHIS                TN
2105   3310 JACKSON AVE.           MEMPHIS                TN
2107   5169 WINCHESTER ROAD        MEMPHIS                TN
2109   1631 POPLAR AVENUE          MEMPHIS                TN
2117   1330 E SHELBY DR            MEMPHIS                TN
2118   1979 S 3RD ST               MEMPHIS                TN
2119   2117 SYCAMORE VIEW RD       MEMPHIS                TN
2125   3102 AUSTIN PEAY HWY        MEMPHIS                TN
2131   4899 SUMMER AVE             MEMPHIS                TN
2134   4085 AMERICAN WAY           MEMPHIS                TN
2140   416 E. CRUMP BLVD           MEMPHIS                TN
2141   1787 S. THIRD STREET        MEMPHIS                TN
2142   1391 N. HOLLYWOOD           MEMPHIS                TN
2143   2242 LAMAR AVE              MEMPHIS                TN
2144   32 S. SECOND                MEMPHIS                TN
2145   3174 SUMMER AVE             MEMPHIS                TN
2146   4221 ELVIS PRESLEY BLVD     MEMPHIS                TN
2147   3201 S. THIRD STREET        MEMPHIS                TN
2148   2989 LAMAR AVE              MEMPHIS                TN
2149   1414 GETWELL SUITE# 101     MEMPHIS                TN
2150   1386 ELVIS PRESLEY          MEMPHIS                TN
2151   3979 JACKSON AVE            MEMPHIS                TN
2152   3394 WATKINS                MEMPHIS                TN
2153   1609 MADISON                MEMPHIS                TN
2154   3317 WINCHESTER             MEMPHIS                TN
2155   3858 E. SHELBY DR.          MEMPHIS                TN

                      Schedule II to Perfection Certificate

2156   3109 S. PERKINS             MEMPHIS                TN
2157   5820 WINCHESTER             MEMPHIS                TN
2158   5129 YALE RD.               MEMPHIS                TN
2159   2628 FRAYSER BLVD           MEMPHIS                TN
2160   7444 WINCHESTER             MEMPHIS                TN
2123   4985 NAVY ROAD              MILLINGTON             TN
2112   5513 CHARLOTTE AVENUE       NASHVILLE              TN
2113   1143 GALLATIN ROAD          NASHVILLE              TN
2114   3417 NOLENSVILLE ROAD       NASHVILLE              TN
2115   367 HARDING PL STE C        NASHVILLE              TN
2116   717 CRAIGHEAD STREET        NASHVILLE              TN
2120   2012 S HAMILTON RD          NASHVILLE              TN
2122   3606 GALLATIN PIKE          NASHVILLE              TN
352    14320 MARSH LANE            ADDISON                TX
547    1132 E. MAIN                ALICE                  TX
1376   544 W. GREENVILLE AVE       ALLEN                  TX
330    604 W RANDOL MILL ROAD      ARLINGTON              TX
331    2243 S COOPER ST            ARLINGTON              TX
342    2230 N. COLLINS ST          ARLINGTON              TX
357    4801 S COOPER ST            ARLINGTON              TX
398    2544 E ABRAM ST             ARLINGTON              TX
1301   1509 NEW YORK AVENUE        ARLINGTON              TX
1335   934 N COLLINS ST            ARLINGTON              TX
1356   4801 LITTLE ROAD            ARLINGTON              TX
1369   2501 E. MAYFIELD RD.        ARLINGTON              TX
550    5341 CAMERON ROAD           AUSTIN                 TX
551    730 W. STASSNEY LANE #150   AUSTIN                 TX
552    10205 N. LAMAR #107         AUSTIN                 TX
553    8728 B RESEARCH BLVD        AUSTIN                 TX
554    2425 EAST 7TH STREET        AUSTIN                 TX
555    5300 N.LAMAR BLVD. #101     AUSTIN                 TX
558    8501 BURNET ROAD, STE. C    AUSTIN                 TX
559    9411 DESSAU ROAD            AUSTIN                 TX
562    7408-A CAMERON ROAD         AUSTIN                 TX
563    517 W. OLTORF ST.           AUSTIN                 TX
565    5332 MANCHACA RD.           AUSTIN                 TX
567    2217 EAST RIVERSIDE DRIVE   AUSTIN                 TX
488    3634  GARTH ROAD            BAYTOWN                TX
495    3010 GARTH ROAD             BAYTOWN                TX
1480   4611 GARTH ROAD             BAYTOWN                TX
319    1401 BROWN TRAIL            BEDFORD                TX
351    3302 HARWOOD RD             BEDFORD                TX
366    383 EAST PIPELINE ROAD      BEDFORD                TX

                      Schedule II to Perfection Certificate

1387   2248 CENTRAL DR             BEDFORD                TX
1439   5214 BELLAIRE BLVD          BELLAIRE               TX
1393   9475 BENBROOK BLVD          BENBROOK               TX
1459   905 PAREDES LINE ROAD       BROWNSVILLE            TX
1460   2921 BOCA CHICA BLVD        BROWNSVILLE            TX
479    3304 E 29TH ST              BRYAN                  TX
1308   251 SOUTHWEST WILSHIRE BL   BURLESON               TX
328    1914 EAST BELTLINE ROAD     CARROLLTON             TX
353    2810 E. TRINITY MILLS RD.   CARROLLTON             TX
1305   2540 N JOSEY LN             CARROLLTON             TX
1380   2150 N. JOSEY LANE          CARROLLTON             TX
1372   100 N. RIDGEWAY             CLEBURNE               TX
1373   1607-A N. MAIN STREET       CLEBURNE               TX
1374   504-B HENDERSON STREET      CLEBURNE               TX
464    1136 W DALLAS ST            CONROE                 TX
480    1217 N LOOP 336 WEST        CONROE                 TX
541    5634-A WEBER STREET         CORPUS CHRISTI         TX
544    5425 PADRE ISLAND DRIVE     CORPUS CHRISTI         TX
545    3504 LEOPARD STREET         CORPUS CHRISTI         TX
548    1805 S. Padre Island        Corpus Christi         TX
1451   4130 AYERS ST               CORPUS CHRISTI         TX
1452   5145 EVERHART RD            CORPUS CHRISTI         TX
1453   3765 LEOPARD ST             CORPUS CHRISTI         TX
1455   3216 S. PORT AVENUE         CORPUS CHRISTI         TX
1456   1305 S. PORT AVENUE         CORPUS CHRISTI         TX
301    1604 ELM ST STE A           DALLAS                 TX
308    1515 S BUCKNER BLVD         DALLAS                 TX
310    2980 W. NORTHWEST HWY       DALLAS                 TX
312    2643 S. HAMPTON ROAD        DALLAS                 TX
315    3117 GRAND AVE              DALLAS                 TX
323    3418 OAK LAWN AVE           DALLAS                 TX
324    5111 GREENVILLE AVE.        DALLAS                 TX
329    11355 HARRY HINES BLVD      DALLAS                 TX
335    4003 W CAMP WISDOM RD       DALLAS                 TX
338    3936 S. POLK ST             DALLAS                 TX
345    2302 GUS THOMASSON RD       DALLAS                 TX
348    12921 JUPITER ROAD          DALLAS                 TX
354    9730 ABRAMS ROAD            DALLAS                 TX
358    14902 PRESTON ROAD          DALLAS                 TX
363    13519 MONTFORT DR           DALLAS                 TX
376    4303 S LANCASTER RD         DALLAS                 TX
377    10806 GARLAND ROAD          DALLAS                 TX
380    1095 WYNNEWOOD VILLAGE SH   DALLAS                 TX

                      Schedule II to Perfection Certificate

382    8224 PARK LANE              DALLAS                 TX
384    1120 W CAMP WISDOM RD       DALLAS                 TX
385    8010 SPRING VALLEY RD       DALLAS                 TX
392    6526 SKILLMAN STREET        DALLAS                 TX
396    5441 ALPHA ROAD             DALLAS                 TX
397    4346 MAPLE AVE.             DALLAS                 TX
399    9778 FOREST LANE            DALLAS                 TX
1309   5920 SAMUELL BLVD           DALLAS                 TX
1311   5628 LEMMON AVE             DALLAS                 TX
1312   3520 N BUCKNER BLVD         DALLAS                 TX
1318   17630 PRESTON ROAD          DALLAS                 TX
1329   3714 W LEDBETTER DR         DALLAS                 TX
1333   18110 MIDWAY                DALLAS                 TX
1339   3306 W CAMP WISDOM RD       DALLAS                 TX
1343   10201 LAKE JUNE ROAD        DALLAS                 TX
1345   4498 S. MARSALIS AVENUE     DALLAS                 TX
1353   2821 LIVE OAK STREET        DALLAS                 TX
1360   17509 COIT RD               DALLAS                 TX
1389   2231 W LEDBETTER DR         DALLAS                 TX
1310   836 W UNIVERSITY DR         DENTON                 TX
1363   2215 S. LOOP 288            DENTON                 TX
267    424 YARBROUGH SUITE A       EL PASO                TX
268    835 N. ZARAGOZA             EL PASO                TX
269    12135 MONTWOOD #103         EL PASO                TX
282    8838 VISCOUNT               EL PASO                TX
283    8220 B DYER STREET          EL PASO                TX
284    4700 MONTANA ST.            EL PASO                TX
288    7500 N. MESA                EL PASO                TX
1202   1829 MONTANA                EL PASO                TX
1203   5501 DYER ST., B            EL PASO                TX
2211   9600 MONTANA                EL PASO                TX
2212   7138 ALAMEDA                EL PASO                TX
2213   1360 LEE TREVINO            EL PASO                TX
2214   1830 GEORGE DIETER #104     EL PASO                TX
2216   9130 DYER STREET            EL PASO                TX
2217   5070 DONIPHAN, SUITE C      EL PASO                TX
388    1060 NORTH MAIN ST          EULESS                 TX
1388   508 WEST EULESS BLVD        EULESS                 TX
1332   2351 VALWOOD PARKWAY        FARMERS BRANCH         TX
313    4119 E LANCASTER AVE        FORT WORTH             TX
316    3204 N MAIN ST              FORT WORTH             TX
317    7100 WEST CAMP BOWIE BLVD   FORT WORTH             TX
318    3029 S. FREEWAY             FORT WORTH             TX

                      Schedule II to Perfection Certificate

346    3004 W. 7TH STREET          FORT WORTH             TX
359    3708 ALTA MESA BLVD         FORT WORTH             TX
360    9096 HIGHWAY 80 WEST        FORT WORTH             TX
372    1221 WOODHAVEN BLVD.        FORT WORTH             TX
1307   6334 MEADOWBROOK DRIVE      FORT WORTH             TX
1313   3905 EAST BELKNAP STREET    FORT WORTH             TX
1336   4749 E LANCASTER AVE        FORT WORTH             TX
1342   112 E. SEMINARY DRIVE       FORT WORTH             TX
1355   5820 CAMP BOWIE BLVD        FORT WORTH             TX
1366   2809 WEST BERRY STREET      FORT WORTH             TX
1367   3409 MANSFIELD HWY.         FORT WORTH             TX
1368   4750 BRYANT IRVIN           FORT WORTH             TX
1370   6213 GRANBURY RD            FORT WORTH             TX
1386   7824 SOUTH FWY 35 WEST      FORT WORTH             TX
1394   1918 EPHRIHAM AVE           FORT WORTH             TX
1377   8700 - A MAIN #110          FRISCO                 TX
1371   9324 Clifford St            Ft. Worth              TX
311    3504 W. WALNUT ST.          GARLAND                TX
334    903 NORTHWEST HWY           GARLAND                TX
350    3159 S GARLAND AVE          GARLAND                TX
390    512 SOUTH GARLAND AVE.      GARLAND                TX
1306   5606 BROADWAY BLVD          GARLAND                TX
1350   2102 NORTHWEST HWY          GARLAND                TX
1381   5255 George Bush Pkwy       Garland                TX
320    201 W. MAIN ST              GRAND PRAIRIE          TX
355    2905 ARKANSAS LANE          GRAND PRAIRIE          TX
356    506 E. AVENUE K             GRAND PRAIRIE          TX
367    1915 W TARRANT ROAD         GRAND PRAIRIE          TX
1351   410 E. PIONEER PARKWAY      GRAND PRAIRIE          TX
1302   205 N BARTON ST             GRAPEVINE              TX
314    3171 DENTON HIGHWAY         HALTOM CITY            TX
1347   5200 DENTON HWY             HALTOM CITY            TX
1461   623 W HARRISON AVE          HARLINGEN              TX
402    9690 MESA DR                HOUSTON                TX
404    1801 ELLA BLVD              HOUSTON                TX
409    2015 YALE STREET            HOUSTON                TX
410    5510 BELLAIRE BLVD          HOUSTON                TX
411    6883 SOUTH GESSNER RD       HOUSTON                TX
413    5616 W. TIDWELL DR          HOUSTON                TX
424    7917 WESTHEIMER ROAD        HOUSTON                TX
425    7518 RICHMOND AVENUE        HOUSTON                TX
426    6436 BELLAIRE BLVD          HOUSTON                TX
428    732 GREENS ROAD             HOUSTON                TX

                      Schedule II to Perfection Certificate

429    4507 FM 1960 RD W           HOUSTON                TX
431    7542 W.BELFORT STREET       HOUSTON                TX
432    11142 WESTHEIMER RD         HOUSTON                TX
434    1205 BAY AREA BLVD.         HOUSTON                TX
438    13946 WESTHEIMER RD         HOUSTON                TX
440    11843 BISSONNET ST          HOUSTON                TX
441    11103 BRIAR FOREST DR       HOUSTON                TX
442    13509 NORTHWEST FREEWAY     HOUSTON                TX
443    9301 BISSONNET              HOUSTON                TX
445    9 UVALDE ROAD               HOUSTON                TX
446    12331 FONDREN RD.           HOUSTON                TX
448    10944 FUQUA ST              HOUSTON                TX
449    9201 CULLEN BLVD.           HOUSTON                TX
453    3516 S SHEPHERD DR          HOUSTON                TX
454    203 WEST GREENS ROAD        HOUSTON                TX
455    10990 I-45 NORTH            HOUSTON                TX
456    1414 N. GESSNER DRIVE       HOUSTON                TX
458    13640 TOMBALL PARKWAY       HOUSTON                TX
460    4550 NORTH FWY              HOUSTON                TX
462    9790 FONDREN ROAD           HOUSTON                TX
463    8602 BROADWAY ST            HOUSTON                TX
465    8631 BEECHNUT ST            HOUSTON                TX
466    810 FM 1960 RD WEST         HOUSTON                TX
468    10008 GULF FREEWAY          HOUSTON                TX
471    5788 BINGLE ROAD            HOUSTON                TX
472    11890 WESTHEIMER RD         HOUSTON                TX
475    17430 NORTHWEST FRWY        HOUSTON                TX
477    2033 BINGLE RD              HOUSTON                TX
482    5806 BELLFORT ST            HOUSTON                TX
483    4502 GRIGGS RD              HOUSTON                TX
484    12603 MARKET ST.            HOUSTON                TX
486    6872 HARRISBURG BLVD        HOUSTON                TX
492    9150 MAIN ST.               HOUSTON                TX
497    11210 HEMPSTEAD HWY         HOUSTON                TX
498    9819 BISSONNET ST           HOUSTON                TX
499    2525 SOUTHWEST FREEWAY 59   HOUSTON                TX
1401   13315 EAST FREEWAY          HOUSTON                TX
1402   6464 WEST LITTLE YORK RD    HOUSTON                TX
1404   4926 WASHINGTON AVE         HOUSTON                TX
1405   815 SOUTH 75TH ST.          HOUSTON                TX
1411   5201 RICHMOND AVE           HOUSTON                TX
1412   3967 SOUTH GESSNER RD       HOUSTON                TX
1414   7812 ALMEDA RD              HOUSTON                TX

                      Schedule II to Perfection Certificate

1417   4607 HIGHWAY 6 NORTH        HOUSTON                TX
1419   442 W LITTLE YORK RD        HOUSTON                TX
1420   8311 LONG POINT RD.         HOUSTON                TX
1421   6010 S. GESSNER DR.         HOUSTON                TX
1422   2904 MAGNUM RD.             HOUSTON                TX
1423   6239 WESTHEIMER RD          HOUSTON                TX
1424   6475 HILLCROFT ST.          HOUSTON                TX
1426   1019 DAIRY ASHFORD ST       HOUSTON                TX
1428   10804 SOUTH POST OAK RD     HOUSTON                TX
1429   6123 TELEPHONE ROAD         HOUSTON                TX
1433   9539 S. MAIN ST             HOUSTON                TX
1434   2001 FANNIN ST              HOUSTON                TX
1435   8304 BROADWAY ST            HOUSTON                TX
1436   14708 HIRAM CLARKE RD       HOUSTON                TX
1437   7614 CLAREWOOD DR           HOUSTON                TX
1440   7080 BISSONNET ST           HOUSTON                TX
1441   11401 N. FREEWAY            HOUSTON                TX
1444   12580 BELLAIRE BLVD         HOUSTON                TX
1448   2838 HIGHWAY 6 SOUTH        HOUSTON                TX
1449   3849 SOUTH SHAVER ST        HOUSTON                TX
1474   11918 WILCREST DR           HOUSTON                TX
1475   10434 RICHMOND AVENUE       HOUSTON                TX
1476   8708 SOUTH GESSNER DR       HOUSTON                TX
1477   8366 WESTHEIMER RD          HOUSTON                TX
1478   1029 HWY 6 NORTH            HOUSTON                TX
1481   928 E TIDWELL RD            HOUSTON                TX
1482   10959 FM 1960 RD WEST       HOUSTON                TX
1485   1811 Wirt Ave               Houston                TX
1487   10210 Beechnut St           Houston                TX
1489   16257 FM 529                Houston                TX
1490   9262 FM 1960 West           Houston                TX
447    19767 HIGHWAY 59            HUMBLE                 TX
1410   3103 FM 1960 RD WEST        HUMBLE                 TX
1408   2805 SAM HOUSTON AVE.       HUNTSVILLE             TX
1409   3011 HIGHWAY 30 WEST        HUNTSVILLE             TX
337    3658 NORTH BELTLINE RD      IRVING                 TX
341    1409 N. BELTLINE ROAD       IRVING                 TX
344    2001 W. AIRPORT FRWY        IRVING                 TX
375    3317 WALNUT HILL LANE       IRVING                 TX
389    1125 WEST 6TH STREET        IRVING                 TX
1341   1901 E. IRVING BLVD         IRVING                 TX
1362   2802 N.MACARTHUR BLVD       IRVING                 TX
1486   1789 FRY RD.                KATY                   TX

                      Schedule II to Perfection Certificate

1375   419 N. MAIN STREET          KELLER                 TX
543    727 SO. 14TH STREET         KINGSVILLE             TX
1303   6304 JACKSBORO HIGHWAY      LAKE WORTH             TX
1354   3250 W PLEASANT RUN RD      LANCASTER              TX
586    2308 GUADALUPE              LAREDO                 TX
587    500 W. CLATRON ROAD         LAREDO                 TX
588    3502 SAN BERNARDO           LAREDO                 TX
515    6893-A BANDERA ROAD         LEON VALLEY            TX
1319   1324 W. MAIN STREET         LEWISVILLE             TX
1357   1302 S. HWY 121             LEWISVILLE             TX
1320   215 SOUTH HIGH STREET       LONGVIEW               TX
1359   1016 WEST LOOP 281          LONGVIEW               TX
1391   2309 GILMER RD.             LONGVIEW               TX
1465   2109 N.10TH STREET          MCALLEN                TX
1467   630 S. 23RD STREET          MCALLEN                TX
1468   1001 SOUTH 10TH ST.,STE I   MCALLEN                TX
1471   2629 W PECAN BLVD.          MCALLEN                TX
1484   819 N 10TH ST               MCALLEN                TX
1390   401 S. CENTRAL EXPRESSWAY   MCKINNEY               TX
321    500 N. GALLOWAY AVE         MESQUITE               TX
395    3801 GUS THOMASSON RD       MESQUITE               TX
1316   1704 MILITARY PARKWAY       MESQUITE               TX
1330   3330 NORTH GALLOWAY AVE     MESQUITE               TX
1331   1900 OATES DR.              MESQUITE               TX
1472   102 W. 9TH STREET           MISSION                TX
581    115 HWY 35 SOUTH, STE 19    NEW BRAUNFELS          TX
                                   NORTH RICHLAND
1361   8405 HARWOOD ROAD           HILLS                  TX
435    2619 RED BLUFF RD           PASADENA               TX
436    6848 SPENCER HWY            PASADENA               TX
481    1348 E SOUTHMORE AVE        PASADENA               TX
487    1213 E. MAIN ST             PASADENA               TX
1415   4010 FAIRMONT PARKWAY       PASADENA               TX
1443   3112 SPENCER HWY            PASADENA               TX
537    1420 WELLS BRANCH PKWY      PFLUGERVILLE           TX
1466   1101 N CAGE BLVD            PHARR                  TX
386    2500 AVE. K                 PLANO                  TX
1344   1500 N CENTRAL EXPY         PLANO                  TX
1491   6 Porterwood Center         Porter                 TX
546    1508 WILDCAT DRIVE          PORTLAND               TX
378    800 E ARAPAHO RD            RICHARDSON             TX
393    105 S CENTRAL EXPRESSWAY    RICHARDSON             TX
564    2541 SO. INTERSTATE HWY35   ROUND ROCK             TX

                      Schedule II to Perfection Certificate

501    9910 SAN PEDRO              SAN ANTONIO            TX
502    6804 MILITARY DRIVE WEST    SAN ANTONIO            TX
503    8458 FREDERICKSBURG         SAN ANTONIO            TX
504    6998 ZARZAMORA              SAN ANTONIO            TX
505    145 EAST COMMERCE           SAN ANTONIO            TX
507    1308 AUSTIN HIGHWAY         SAN ANTONIO            TX
509    4263 NORTHWEST LOOP 410     SAN ANTONIO            TX
510    828 S.W. MILITARY DR        SAN ANTONIO            TX
511    933  S.W.W. WHITE ROAD      SAN ANTONIO            TX
512    803 CASTROVILLE ROAD        SAN ANTONIO            TX
513    534 NORTH NEW BRAUNFELS     SAN ANTONIO            TX
516    4447 FREDERICKSBURG RD      SAN ANTONIO            TX
517    6900 SAN PEDRO AVENUE       SAN ANTONIO            TX
518    3678 B. CULEBRA             SAN ANTONIO            TX
519    414 S.NEW BRAUNFELS         SAN ANTONIO            TX
521    827 SAN PEDRO AVENUE        SAN ANTONIO            TX
522    11751 BLANCO ROAD           SAN ANTONIO            TX
523    8248-1 MARBACH ROAD         SAN ANTONIO            TX
525    1960 SW MILITARY DR         SAN ANTONIO            TX
526    4931 WALZEM ROAD            SAN ANTONIO            TX
527    8515 PERRIN BEITEL ROAD     SAN ANTONIO            TX
529    4877 W. COMMERCE            SAN ANTONIO            TX
531    5836-2 BABCOCK RD.          SAN ANTONIO            TX
532    6003 SOUTH IH-35            SAN ANTONIO            TX
533    4802 RITTIMAN ROAD          SAN ANTONIO            TX
534    2501 BANDERA ROAD           SAN ANTONIO            TX
535    3815 BLANCO ROAD            SAN ANTONIO            TX
536    13900 NACOGDOCHES ROAD      SAN ANTONIO            TX
538    13410 U.S. 281 NORTH #102   SAN ANTONIO            TX
540    6750 INGRAM ROAD            SAN ANTONIO            TX
568    906 BANDERA ROAD            SAN ANTONIO            TX
580    5951 INGRAM ROAD            SAN ANTONIO            TX
582    805 W. HILDEBRAND           SAN ANTONIO            TX
583    1443 S.W. MILITARY          SAN ANTONIO            TX
584    231 SAN PEDRO               SAN ANTONIO            TX
585    3310 S. ZARZAMORA           SAN ANTONIO            TX
590    11600 SH 16 NORTH #118      SAN ANTONIO            TX
591    2102 GOLIAD RD, SUITE 1     SAN ANTONIO            TX
592    2864 THOUSAND OAKS          SAN ANTONIO            TX
1432   18553 KUYKENDAHL RD         SPRING                 TX
1442   2209 S MAIN ST              STAFFORD               TX
473    1400 GRAHAM DR              TOMBALL                TX
1317   4215 SOUTH BROADWAY AVE     TYLER                  TX


                      Schedule II to Perfection Certificate

1321   2101 WEST GENTRY PARKWAY    TYLER                  TX
1392   319 E. FRONT STREET         TYLER                  TX
530    1918 PAT BOOKER RD.         UNIVERSAL CITY         TX
1457   1602 N. LAURENT ST.         VICTORIA               TX
381    6245 RUFE SNOW DR           WATAUGA                TX
1413   100 EAST NASA ROAD 1        WEBSTER                TX
1469   1025 N. TEXAS BLVD          WESLACO                TX
1352   1700 S. CHERRY LANE         WHITE SETTLEMENT       TX
1446   202 SAWDUST RD              WOODLANDS              TX
1378   401 - B HIGHWAY 78          WYLIE                  TX
630    508-A S. VAN DORN STREET    ALEXANDRIA             VA
683    2254 HUNTINGTON AVENUE      ALEXANDRIA             VA
684    4121 MT. VERNON AVENUE      ALEXANDRIA             VA
639    311 N. GLEBE ROAD           ARLINGTON              VA
1611   1333-2 Poindexter           Chesapeake             VA
633    6190 ARLINGTON BOULEVARD    FALLS CHURCH           VA
644    5624 COLUMBIA PIKE          FALLS CHURCH           VA
1605   3579 PLANK ROAD             FREDRICKSBURG          VA
694    3010 WEST MERCURY BLVD      HAMPTON                VA
942    3819 KECOUGHTAN AVENUE      HAMPTON                VA
926    2154-A WARDS ROAD           LYNCHBURG              VA
690    8815 CENTERVILLE ROAD       MANASSAS               VA
695    8337 SUDLEY ROAD            MANASSAS               VA
933    72 COLONY ROAD              NEWPORT NEWS           VA
940    10143-A JEFFERSON AVENUE    NEWPORT NEWS           VA
941    12917 J JEFFERSON BLVD      NEWPORT NEWS           VA
939    2700 HAMPTON BLVD           NORFOLK                VA
943    7522 TIDEWATER DRIVE        NORFOLK                VA
946    1766 E. LITTLE CREEK        NORFOLK                VA
1602   6040 E. VIRGINIA BEACH BL   NORFOLK                VA
1608   1879 EAST OCEANVIEW AVE     NORFOLK                VA
1610   4222 E. Little Creek Rd     Norfolk                VA
1613   720-2 (A) Church St         Norfolk                VA
935    3844 GEORGE WASHINGTON      PORTSMOUTH             VA
938    4213 PORTSMOUTH             PORTSMOUTH             VA
917    2419 WILLIAMSON ROAD        ROANOKE                VA
918    3925 MELROSE AVE            ROANOKE                VA
934    412 NEWTOWN ROAD            VIRGINIA BEACH         VA
947    3636 VIRGINIA BEACH BLVD    VIRGINIA BEACH         VA
1601   6672 INDIAN RIVER ROAD      VIRGINIA BEACH         VA
1607   1064 LYNHAVEN PKWY, #103    VIRGINIA BEACH         VA
626    1964 DANIEL STUART SQUARE   WOODBRIDGE             VA
3123   2105 AUBURN WAY SOUTH       AUBURN                 WA

                      Schedule II to Perfection Certificate

3101   14615 1ST AVENUE SOUTH      BURIEN                 WA
3125   27009 PACIFIC HWY SOUTH     DES MOINES             WA
3114   5108 E. EVERGREEN WAY       EVERETTE               WA
3115   251 SUNSET BLVD. NORTH      RENTON                 WA
3103   13754-A AURORA AVE.N        SEATTLE                WA
3116   3109 RANIER AVE., SOUTH     SEATTLE                WA
3134   1828A Broadway              Seattle                WA
3135   4519 University Way         Seattle                WA
3102   2632 SOUTH 38TH STREET      TACOMA                 WA
3106   10519 BRIDGEPORT WAY SW     TACOMA                 WA
3107   10707 PACIFIC AVENUE #D     TACOMA                 WA
3108   6302 6TH AVENUE             TACOMA                 WA
3127   13127 PACIFIC AVE.          TACOMA                 WA
3129   5013 S. 56th                Tacoma                 WA
3124   2719 FOURTH PLAIN BLVD      VANCOUVER              WA

Corporate Office
       1231 Greenway Drive,        Irving                 TX
            Suite 600

Region Offices

       3278 S. Wadsworth Blvd,     Denver                 CO
            Suite 4

       1990 Camelback Rd, Suite    Phoenix                AZ
            402

       1231 Greenway Dr, Suite     Dallas                 TX
            300

       1415 N. Loop West, Mezz.    Houston                TX
            C

       6100 Bandera Rd, Suite      San Antonio            TX
            510

       17001 Scenic Dr, Suite      Bowie                  MD
            118

       8000 Corporate Center Dr,   Charlotte              NC
            Suite 222

       9190 Priority Way West      Indianapolis           IN
            Dr, Suite 104

       4300 W. Cypress St, Suite   Tampa                  FL
            210

       5950 Canoga Ave, Suite      Woodland Hills         CA
            420

                      Schedule II to Perfection Certificate

                                                                    SCHEDULE III

                                   OTHER NAMES

                    See Schedule 3.14 to the Credit Agreement

                     Schedule III to Perfection Certificate

                                                                     SCHEDULE IV

                         OUTSIDE LOCATIONS OF COLLATERAL

                See Schedule 3.15(d)(iii) to the Credit Agreement

                      Schedule IV to Perfection Certificate

                                                                      SCHEDULE V

                           INSTRUMENTS AND SECURITIES

                                                                                                   FACE AMOUNT OF INSTRUMENT
LOAN PARTY'S NAME AND ADDRESS  LOCATION OF SECURITY OR INSTRUMENT  TYPE OF SECURITY OR INSTRUMENT  OR VALUE OF SECURITY
-----------------------------  ----------------------------------  ------------------------------  -------------------------
Ace Cash Express, Inc.         Company' possession                 Note (Sale of Stores)           $408,000

Ace Cash Express, Inc.         Administrative Agent                various daily investments with  fluctuating
                                                                   Administrative Agent

                      Schedule V to Perfection Certificate

                                                                     SCHEDULE VI

                              INTELLECTUAL PROPERTY

                              Trademark Collateral

                  See Schedule 3.15(c) to the Credit Agreement

                                                                     SCHEDULE VI

                               Patents Collateral

                  See Schedule 3.15(d) to the Credit Agreement

                      Schedule VI to Perfection Certificate

                                                                    SCHEDULE VII

                                DEPOSIT ACCOUNTS

                 See Schedule 3.15(d)(i) to the Credit Agreement

                     Schedule VII to Perfection Certificate

                                                                   SCHEDULE VIII

                            UCC FILING JURISDICTIONS

LOAN PARTY'S NAME AND ADDRESS         FILING OFFICE(S) AND STATE
-----------------------------         --------------------------
Ace Cash Express, Inc.                Texas

Check Express, Inc.                   Florida

Check Express Florida, Inc.           Florida

Check Express Finance, Inc.           Florida

Check Express South Carolina, Inc.    Florida

Check Express USA, Inc.               Florida

Check-X-Change Corporation            California

Q. C. & G. Financial, Inc.            Arizona

Public Currency, Inc.                 California

                     Schedule VIII to Perfection Certificate

                                   SCHEDULE 1

                                  Pricing Grid

                         Applicable Margin for  Applicable Margin for  Applicable Margin for
Debt to EBITDA Ratio       LIBO Rate Loans        ABR Loans              Reference Rate Loans
--------------------     ---------------------  ---------------------  --------------------
= or > 2.25x               3.25%   per annum      2.25% per annum        3.25% per annum

< 2.25x = or > 2.00x       3.00%   per annum      2.00% per annum        3.00% per annum

< 2.00x = or > 1.75x       2.75%   per annum      1.75% per annum        2.75% per annum

< 1.75x = or > 1.50x       2.50%   per annum      1.50% per annum        2.50% per annum

< 1.50x                    2.25%   per annum      1.25% per annum        2.25% per annum

                                  SCHEDULE 1.01
                           EXISTING LETTERS OF CREDIT

LC Number   Beneficiary                        Amount       Maturity Date
---------   -----------                        ------       -------------
359386      Lumbermen's Mutual Casualty Co.   $  1,087,000  July 18, 2005*

499129      Zurich American Insurance Co.     $    577,000  October 01, 2004*

----------------------
* The Existing Letter of Credit automatically renews according to the terms thereof

SCHEDULE 2.01(a)

                          Revolving Credit Commitments

              LENDER                     REVOLVING CREDIT COMMITMENT   PERCENTAGE
              ------                     ---------------------------   ----------
 Wells Fargo Bank, National Association       $     21,000,000        15.000000000%
         JPMorgan Chase Bank                  $     16,275,000        11.625000000%
     US Bank National Association             $     14,350,000        10.250000000%
        Bank of America, N.A.                 $     12,600,000         9.000000000%
    Union Bank of California, N.A.            $     12,600,000         9.000000000%
     KeyBank National Association             $     12,600,000         9.000000000%
    Southwest Bank of Texas, N.A.             $      9,975,000         7.125000000%
       First American Bank SSB                $      9,975,000         7.125000000%
       The Bank of Nova Scotia                $      9,975,000         7.125000000%
          National City Bank                  $      7,700,000         5.500000000%
Texas Capital Bank National Association       $      7,700,000         5.500000000%
          RZB Finance, LLC                    $      5,250,000         3.750000000%
                                              ----------------        ------------
TOTAL                                         $ 140,000,000.00                 100%
                                              ================        ============

                                SCHEDULE 2.01(b)

                      Seasonal Revolving Credit Commitments

                                         SEASONAL REVOLVING
              LENDER                       COMMITMENT         PERCENTAGE
              ------                     ------------------   ----------
 Wells Fargo Bank, National Association    $     9,000,000   15.000000000%
          JPMorgan Chase Bank              $     6,975,000   11.625000000%
      US Bank National Association         $     6,150,000   10.250000000%
         Bank of America, N.A.             $     5,400,000    9.000000000%
     Union Bank of California, N.A.        $     5,400,000    9.000000000%
      KeyBank National Association         $     5,400,000    9.000000000%
     Southwest Bank of Texas, N.A.         $     4,275,000    7.125000000%
        First American Bank SSB            $     4,275,000    7.125000000%
        The Bank of Nova Scotia            $     4,275,000    7.125000000%
          National City Bank               $     3,300,000    5.500000000%
Texas Capital Bank National Association    $     3,300,000    5.500000000%
          RZB Finance, LLC                 $     2,250,000    3.750000000%
                                           ---------------    -----------
TOTAL                                      $ 60,000,000.00            100%
                                           ===============    ===========

                                SCHEDULE 2.02(a)

                             Domestic Lending Office

Unless otherwise indicated, each Lender's Domestic Lending Office is the same as its address for notices.

1.  Wells Fargo Bank, National Association
    1740 Broadway, C7300-034
    Denver, Colorado  80274
    Attn.:  Alex Jegge
    Telephone:  (303) 863-5350
    Facsimile:  (303) 863-5533

2.  JPMorgan Chase Bank
    2200 Ross Avenue
    Dallas, Texas 75201
    Attn.: Brian McDougal
    Telephone: (214) 965-3849
    Facsimile: (214) 965-3024

3.  Bank of America, N.A.
    901 Main St.
    Dallas, Texas 75202
    Attn.: Patrick Honey
    Telephone: (214) 209-0044
    Facsimile: (214) 209-9668

4.  US Bank National Association
    One US Bank Plaza
    St. Louis, Missouri 63101
    Attn.: Joseph Sooter
    Telephone: (314) 418-2462
    Facsimile: (314) 418-3859

5.  Union Bank of California, N.A.

    Credit                                 Administrative/Operations/LC Contact:
    ------                                 ------------------------------------
    445 South Figueroa Street, 16th Floor  601 Potrero Grande Drive
    Los Angeles, California 90071          Monterey Park, California 91754
    Attn:  Al Kelley                       Attn:  Ruby Gonzales
    Telephone:  (213) 236-7756             Telephone:  (323) 720-2870
    Facsimile:  (213) 236-7636             Facsimile:  (323) 724-6198

6.  KeyBank National Association

    Credit                                 Administrative/Operations/LC Contact:
    ------                                 ------------------------------------
    8117 Preston Road, Suite 440           127 Public Square
    Preston Commons Tower West             Mail code OH-01-27-0847
    Dallas, Texas 75225                    Cleveland, Ohio 44114
    Attn:  Temple Abney/Joanne Bramanti    Attn:  Vicky Heineck/Laurie Landes
    Telephone:  (214) 414-2579/2576        Telephone:  (216) 689-3867/0412
    Facsimile:  (214) 414-2623

7.  Southwest Bank of Texas, N.A.

    Notice Address                         Domestic Lending Office
    --------------                         -----------------------
    1807 Ross Avenue, Suite 400            4400 Post Oak Parkway
    Dallas, Texas 75201                    Houston, Texas  77027
    Attn.:  Melinda N. Jackson
    Telephone:  (214) 754-9512
    Facsimile:  (214) 754-9651

8.  First American Bank SSB 8401 N. Central Expressway, Suite 500

    Dallas, Texas 75225
    Attn.:  J. Paul. Voorhies
    Telephone:  (972) 419-3362
    Facsimile:  (972) 419-3589

9.  Texas Capital Bank National Association

    Notice Address                         Domestic Lending Office
    --------------                         -----------------------
    6060 N. Central Expwy #800             c/o Rod Baker
    Dallas, Texas  75206                   2100 McKinney Ave. #900
    Attn.:  Ellen Riederer                 Dallas, Texas 75201
    Telephone:  (972) 560-4542
    Facsimile:  (214) 706-6739

10. National City Bank
    155 East Broad Street
    Columbus, Ohio 43215
    Attn.:  Michael J. Durbin
    Telephone:  (614) 463-8844
    Facsimile:  (614) 463-8572

11. The Bank of Nova Scotia
    One Liberty Plaza
    New York, NY 10006
    Attn.:  David Schwartzbard
    Telephone:  212-225-5221
    Facsimile:  212-225-5090

12. RZB Finance LLC

    Credit

    24 Grassy Plain St
    Bethel, CT 06801
    Attn.:  Christoph Hoedl
    Telephone:  203-207-7727
    Facsimile:  203-744-6474

    Funding Notices

    1133 Avenue of the Americas
    New York, NY 10036
    Attn:   Terri Weiner
    Telephone:  212-845-8356
    Facsimile:  212-391-9670

                                SCHEDULE 2.02(b)

                            Eurodollar Lending Office

1.  Wells Fargo Bank, National Association
    1740 Broadway, C7300-034
    Denver, Colorado  80274
    Attn.:  Alex Jegge
    Telephone:  (303) 863-5350
    Facsimile:  (303) 863-5533

2.  JPMorgan Chase Bank
    2200 Ross Avenue
    Dallas, Texas 75201
    Attn.: Brian McDougal
    Telephone:  (214) 965-3849
    Facsimile:  (214) 965-3024

3.  Bank of America, N.A.
    901 Main St.
    Dallas, Texas 75202
    Attn.: Patrick Honey
    Telephone:  (214) 209-0044
    Facsimile:  (214) 209-9668

4.  US Bank National Association
    One US Bank Plaza
    St. Louis, Missouri 63101
    Attn.: Joseph Sooter
    Telephone:  (314) 418-2462
    Facsimile:  (314) 418-3859

5.  Union Bank of California, N.A.

    Credit                                 Administrative/Operations/LC Contact:
    ------                                 ------------------------------------
    445 South Figueroa Street, 16th Floor  601 Potrero Grande Drive
    Los Angeles, California 90071          Monterey Park, California 91754
    Attn:  Al Kelley                       Attn:  Ruby Gonzales
    Telephone:  (213) 236-7756             Telephone:  (323) 720-2870
    Facsimile:  (213) 236-7636             Facsimile:  (323) 724-6198

6.  Key Bank National Association

    Credit                                 Administrative/Operations/LC Contact:
    ------                                 ------------------------------------
    8117 Preston Road, Suite 440           127 Public Square
    Preston Commons Tower West             Mail code OH-01-27-0847
    Dallas, Texas 75225                    Cleveland, Ohio 44114
    Attn:  Temple Abney/Joanne Bramanti    Attn:  Vicky Heineck/Laurie Landes
    Telephone:  (214) 414-2579/2576        Telephone:  (216) 689-3867/0412
    Facsimile:  (214) 414-2623

7.  Southwest Bank of Texas, N.A.
    4400 Post Oak Parkway
    Houston, Texas 77027
    Attention: Maxine Hunter
    Telephone:  (713) 232-6455
    Facsimile:  (713) 693-7467

8.  First American Bank SSB
    8401 N. Central Expressway, Suite 500
    Dallas, Texas 75225
    Attn.: J. Paul. Voorhies
    Telephone:  (972) 419-3362
    Facsimile:  (972) 419-3589

9.  Texas Capital Bank National Association
    c/o Rod Baker
    2100 McKinney Ave. #900
    Dallas, Texas 75201

10. National City Bank
    155 East Broad Street
    Columbus, Ohio 43215
    Attn.: Michael J. Durbin
    Telephone:  (614) 463-8844
    Facsimile:  (614) 463-8572

11. The Bank of Nova Scotia
    One Liberty Plaza
    New York, NY 10006
    Attn.: David Schwartzbard
    Telephone:  212-225-5221
    Facsimile:  212-225-5090

12. RZB Finance LLC
    24 Grassy Plain St
    Bethel, CT 06801
    Attn.: Christoph Hoedl
    Telephone: 203-207-7727
    Facsimile: 203-744-6474

                                 SCHEDULE 3.06

                                   LITIGATION

3.06(a)(i)

o The Borrower has supplied information regarding certain of its payday loans to the Federal Trade Commission ("FTC") in response to the FTC's letter dated December 12, 2002. Borrower has not received any further inquiries on this information from the FTC.

3.06(c)

o Settlement Agreement between Ace Cash Express, Inc. and the Ohio Division of Financial Institutions dated as of December 31, 2002 -- See Borrower's Form 8-K dated as of December 20, 2002 filed with the Securities and Exchange Commission ("SEC") on January 6, 2003

o Final Order of the State of Florida, Department of Banking and Finance, Division of Securities and Finance dated December 30, 2002 In re Ace Cash Express, Inc. d/b/a Ace America's Cash Express -- See Borrower's Form 8-K dated as of December 20, 2002 filed with the SEC on January 6, 2003

o Consent Judgment dated December 13, 2002 in State of North Carolina ex rel. Roy Cooper, Attorney General and Joseph A. Smith, Jr., Commissioner of Banks v. Ace Cash Express, Inc. -- See Borrower's Form 10-Q for the quarterly period ended December 31, 2002 filed with the SEC on February 14, 2003

o Consent Order In the Matter of Ace Cash Express, Inc., Agent and Bank Service Provider for Goleta National Bank, dated October 25, 2002 - See Borrower's Form 8-K dated as of October 25, 2002 filed with the SEC on November 5, 2002

o Consent Decree dated May 6, 2002 -- State of Colorado, ex rel. Ken Salazar, Attorney General for the state of Colorado, and Laura E. Udis, Administrator, Uniform Consumer Credit Code v. Ace Cash Express, Inc. -- See Borrower's Form 10-Q for the quarterly period ended March 31, 2002 filed with the SEC on May 15, 2002

o Agreed Final Judgment and Permanent Injunction in Western Union Corporation v. Ace Cash Express, Inc., dated March 27, 1990 -- Injunction prohibiting the use of the slogan "We Do Western Union Only Better" in connection with the promotion and advertisement of money transfer services.

o Memorandum Opinion and Order dated December 11, 2003 and the Settlement Agreement referenced therein -- Beverly Purdie, Rufus Patruicia Brown and Gina Johnson, for themselves and all others similarly situated v. Ace Cash Express, Inc. and Goleta National Bank.

o From March 1998 through June 22, 2004, C. Daniel Yost was the President and Chief Operating Officer of Allegiance Telecom, Inc. which filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in May 2003.

                                  SCHEDULE 3.14

                           ORGANIZATION; SUBSIDIARIES


                                             STATES AUTHORIZED TO
       BORROWER         JURISDICTION OF        CONDUCT BUSINESS
                         INCORPORATION
----------------------- ----------------- ----------------------------

Ace Cash Express, Inc.       Texas        Alabama
                                          Alaska
                                          Arizona
                                          Arkansas
                                          California
                                          Colorado
                                          Connecticut
                                          Delaware
                                          Washington DC
                                          Florida
                                          Georgia
                                          Indiana
                                          Iowa
                                          Kansas
                                          Kentucky
                                          Louisiana
                                          Maryland
                                          Michigan
                                          Minnesota
                                          Mississippi
                                          Missouri
                                          Montana
                                          Nebraska
                                          Nevada
                                          New Jersey
                                          New Mexico
                                          North Carolina
                                          Ohio
                                          Oklahoma
                                          Oregon
                                          Pennsylvania
                                          Rhode Island
                                          South Carolina
                                          Tennessee
                                          Texas
                                          Utah
                                          Vermont
                                          Virginia
                                          Washington
                                          Wisconsin
                                          Wyoming
                                          District of Columbia


----------------------- ----------------- ------------------ ------------------ ------------------- ------------------
                                                                  STATES
                                               STATES          AUTHORIZED TO
                        JURISDICTION OF      CONDUCTING      CONDUCT BUSINESS
  NAME OF SUBSIDIARY     INCORPORATION        BUSINESS                           EQUITY OWNERSHIP      TRADE NAMES
----------------------- ----------------- ------------------ ------------------ ------------------- ------------------
 Check Express, Inc.        Florida             None              Florida        All outstanding          None
                                                                                 shares of common
                                                                                  stock owned by
                                                                                     Borrower

    CHECK EXPRESS           Florida             None              Florida        All outstanding          None



    FLORIDA, INC.
                                                                California       shares of common
                                                                  Georgia         stock owned by
                                                                   Ohio           Check Express,
                                                                   Texas               Inc.

    CHECK EXPRESS           Florida             None              Florida        All outstanding          None
    FINANCE, INC.                                                                shares of common
                                                                                  stock owned by
                                                                                  Check Express,
                                                                                       Inc.

 CHECK EXPRESS SOUTH        Florida            Indiana            Florida        All outstanding          None
    CAROLINA, INC.                         South Carolina         Indiana        shares of common
                                                               South Carolina     stock owned by
                                                                                  Check Express,
                                                                                       Inc.

  Check Express USA,        Florida             None              Florida        All outstanding          None
         Inc.                                                                    shares of common
                                                                                  stock owned by
                                                                                  Check Express,
                                                                                       Inc.

    CHECK-X-CHANGE         California           None            California       All outstanding          None
     CORPORATION                                                                 shares of common
                                                                                  stock owned by
                                                                                  Check Express,
                                                                                       Inc.

     Q. C. & G.            Arizona             Texas             Arizona        All outstanding          None
   FINANCIAL, INC.                            Virginia            Texas         shares of common
                                                                 Virginia         stock owned by
                                                                                     Borrower

                                                                                 All outstanding
     PUBLIC                California        California         California       shares of common         None
   CURRENCY, INC.                                                                 stock owned by
                                                                                     Borrower

                                                                                  All membership
   ACE Funding, LLC         Delaware            Texas              Texas         interests owned          None
                                                                                   by Borrower


                                SCHEDULE 3.15(c)

                              INTELLECTUAL PROPERTY


     TRADEMARKS



OWNER                        TRADEMARK NAME                 JURISDICTION          APPLICATION       REGISTRATION
                                                                                  STATUS            NUMBER/
                                                                                                    APPLICATION NO.
---------------------------- ------------------------------ --------------------- ----------------- ------------------
Ace Cash Express, Inc.       A logo                         United States of      Pending           76/577170
                                                            America

Ace Cash Express, Inc.       A C E AMERICA'S CASH           Mexico                Registered        667241
                             EXPRESS

Ace Cash Express, Inc.       A A C E AMERICA'S CASH         United States of      Registered        1,831,546
                             EXPRESS and design             America

Ace Cash Express, Inc.       A A-C-E AMERICA'S CASH         Canada                Registered        TMA445484
                             EXPRESS and design

Ace Cash Express, Inc.       ACE                            United States of      Registered        2,155,964
                                                            America

Ace Cash Express, Inc.       A A C E and design             United States of      Registered        1,806,389
                                                            America

Ace Cash Express, Inc.       ACE AMERICA'S CASH             Texas                 Registered        052565
                             EXPRESS and design

Ace Cash Express, Inc.       ACE AMERICA'S CASH             Texas                 Registered        052564
                             EXPRESS and design

Ace Cash Express, Inc.       ACE AMERICA'S CASH             Texas                 Registered        800191502
                             EXPRESS and design

Ace Cash Express, Inc.       ACE CANADA'S CASH              Canada                Pending           Serial No.
                             EXPRESS and design                                                     1132776

Ace Cash Express, Inc.       ACE CASH ADVANCE               United States of      Pending           Serial No.
                                                            America                                 76/551032

Ace Cash Express, Inc.       ACE CASH EXPRESS               United States of      Pending           Serial No.
                                                            America                                 76/558903

Ace Cash Express, Inc.       AFTER ALL... IT'S YOUR         United States of      Pending           Serial No.
                             MONEY!                         America                                 76/490562

Ace Cash Express, Inc.       AMERICA'S CASH                 United States of      Pending           Serial No.
                             ADVANCE                        America                                 76/524047



OWNER                        TRADEMARK NAME                 JURISDICTION          APPLICATION       REGISTRATION
                                                                                  STATUS            NUMBER/
                                                                                                    APPLICATION NO.
---------------------------- ------------------------------ --------------------- ----------------- ------------------
Ace Cash Express, Inc.       AMERICA'S CASH EXPRESS         United States of      Pending           Serial No.
                                                            America                                 76/601681


Ace Cash Express, Inc.       AMERICA'S CASH EXPRESS and     United States of      Pending           Serial No.
                             design                         America                                 76/601682

Ace Cash Express, Inc.       CASH IN ON OUR CONVENIENCE     United States of      Registered        1,846,958
                                                            America

Ace Cash Express, Inc.       CASH IN ON OUR CONVENIENCE     United States of      Registered        1,831,538
                                                            America

Ace Cash Express, Inc.       CASH IN ON OUR CONVENIENCE     United States of      Registered        2,108,173
                                                            America

Ace Cash Express, Inc.       CASH IS OUR MIDDLE NAME        United States of      Registered        2,318,222
                                                            America

Ace Cash Express, Inc.       IT'S YOUR MONEY. WHY WAIT?     United States of      Pending           Serial No.
                                                            America                                 76/491255

Ace Cash Express, Inc.       MISCELLANEOUS DESIGN           United States of      Pending           76/576009
                                                            America

Check Express, Inc.          CHECK EXPRESS                  United States of      Registered        1,370,520
                                                            America

Check Express, Inc.          CHECK EXPRESS                  Canada                Registered        TMA496291

Check Express, Inc.          CHECK EXPRESS                  Mexico                Pending           607629

Check Express, Inc.          CHECK EXPRESS                  Mexico                Registered        802071

Check Express, Inc.          CHECK EXPRESS                  United States of      Pending           Serial No.
                                                            America                                 76/491366

Check Express, Inc.          CHECK EXPRESS                  United States of      Pending           Serial No.
                                                            America                                 76/490563

Check Express, Inc.          CHECK EXPRESS and design       United States of      Registered        1,476,206
                                                            America

Check Express, Inc.          CHECK EXPRESS MONEY CENTERS    Canada                Registered        TMA503892
                             and design

Check Express, Inc.          CHECK EXPRESS MONEY CENTERS    Mexico                Registered        503683
                             and design

Check Express, Inc.          CHECK EXPRESS MONEY CENTERS    Mexico                Registered        514567
                             and design

Check Express, Inc.          EXPRESS and check design       United States of      Registered        1,489,647
                                                            America






OWNER                        TRADEMARK NAME                 JURISDICTION          APPLICATION       REGISTRATION
                                                                                  STATUS            NUMBER/
                                                                                                    APPLICATION NO.
---------------------------- ------------------------------ --------------------- ----------------- ------------------
Check Express, Inc.          EXPRESS and check design       United States of      Registered        2,183,193
                                                            America

Check Express, Inc.          EXPRESS and check design       Canada                Registered        TMA532292

Check Express, Inc.          EXPRESS and check design       Mexico                Registered        514566

Check Express, Inc.          EXPRESS AND CHECK DESIGN       Mexico                Registered        789938

Check X Change Corporation   CHECK-X-CHANGE                 United States of      Registered        1,793,853
                                                            America

Check X Change Corporation   X-CHANGE-CHECK-X-CHANGE and    United States of      Registered        1,374,191
                             design                         America



     PATENT APPLICATIONS




Owner                         Title                       Filing Date    Application No.    Atty. Docket No.
----------------------------- --------------------------- -------------- ------------------ --------------------------
Ace Cash Express, Inc.        Automated Method and        05/09/2002     10/142,351         300003-1001
                              System for Enrollment

Ace Cash Express, Inc.        Check and Cash Dispensing   06/19/2002     10/175,584         300003-1002
                              Machine and Method

                                SCHEDULE 3.15(d)

                      DEPOSIT ACCOUNTS AND ARMORED COURIERS


(i)      Deposit Accounts of Borrower: *

(ii)     Deposit Accounts of Borrower's Subsidiaries (other than ACE Funding): *

(iii)    Armored courier services that transport Collateral: *

(iv)     Agreements with armored courier services that transport Collateral:

      o  Armored Car Service Agreement between Arkansas Armored Car
         Service, L.L.C. and the Borrower
      o Armored Car Service Agreement between Armored Transport Texas, Inc. a/k/a AT Systems Southwest, Inc. and the Borrower
      o  Contract between Brink's Incorporated and the Borrower
      o Armored Car Service Agreement between First Star Transport and the Borrower
      o  Service Agreement between Loomis Fargo & Co. and the Borrower
      o  Agreement between MidFlorida Armored and the Borrower
      o  Agreement between Rochester Armored Car Co, Inc. and the Borrower
      o  Agreement between Triple D Security, Inc. and the Borrower






--------
(1) Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                  SCHEDULE 3.18

                                  ENVIRONMENTAL



      o  None

                                  SCHEDULE 6.01

                                 EXISTING LIENS


        JURISDICTION          FILE DATE      SECURED PARTY           COLLATERAL
        --------------------- -------------- ----------------------  ----------
        California            4/28/97        State of California,    Tax Lien
                                             Employment Development
                                             Department

                                  SCHEDULE 6.02

                           SALE LEASEBACK TRANSACTIONS


      o The Borrower may enter into sale and lease-back transactions for any or all of the following properties:
             o  2620 Madison Ave., Indianapolis, Indiana; and
             o  3921 N. Florida Ave., Tampa, Florida

                                  SCHEDULE 6.03

                              EXISTING INDEBTEDNESS


      o Deferred Payment Obligation represented by a promissory note in the approximate principal amount of $108,000, payable to ARC Check Cashing, Inc.

                                  SCHEDULE 6.06

                           EXISTING LOANS AND ADVANCES


         None

                                  SCHEDULE 6.17

                              PERMITTED INVESTMENTS


      o Promissory Note in the original principal amount of $406,000 payable by Octavio Garcia Suarez representing a portion of the purchase price of 3 stores